As filed electronically with the Securities and Exchange Commission on March 2,
                                     2004.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Registration No. 33-507
                 -------
Pre-Effective Amendment No.

Post-Effective Amendment No. 59
                             ------
                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 1940 Act File No. 811-4419


Amendment No. 60
              -------


                        (Check appropriate box or boxes.)



                      AEGON/Transamerica Series Fund, Inc.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)



               570 Carillon Parkway, St. Petersburg, Florida 33716
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's Telephone Number, including Area Code: (727) 299-1800



     John K. Carter, Esq. 570 Carillon Parkway St. Petersburg, Florida 33716
     -----------------------------------------------------------------------
                     (Name and Address of Agent for Service)



Approximate date of proposed public offering:

It is proposed that this filing will become effective:


[x] 60 days after filing pursuant to paragraph (a) (1) of Rule 485.


[ ] 75 days after filing pursuant to paragraph (a) (2) of Rule 485.

[ ] On (Date) pursuant to paragraph (a) (1) of Rule 485.

[ ] On (Date) pursuant to paragraph (a) (2) of Rule 485.

[ ] Immediately upon filing pursuant to paragraph (b) of Rule 485.

[ ] On (Date) pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.





EXPLANATORY NOTE: This Post-Effective Amendment No. 60 to the Form N-1A Registration Statement of AEGON/Transamerica Series Fund, Inc. (File Nos. 33-507 and 811-4419) (the "Registrant") is filed for the purpose of adding disclosure regarding material changes to certain series of the Registrant: Income & Growth, Dreyfus Mid Cap, Dreyfus Small Cap Value, Federated Growth & Income, Janus Balanced, PBHG/NWQ Value Select and Van Kampen Asset Allocation. Accordingly, this filing does not relate to the existing series of the Registrant, and incorporates by reference the following disclosure relating to those series: (i) the Prospectus, dated May 1, 2003 and (ii) the Statement of Additional of Information, dated May 1, 2003, included in Post-Effective Amendment No. 57 to the Registrant's Form N-1A Registration Statement, filed pursuant to Rule 485(b) under the Securities Act of 1933 on April 30, 2003.

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.


                                                      May 1, 2004


   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents


------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                             ACLCV-1    American Century Large Company Value (formerly American
                                                        Century Income & Growth)
                                            JPMMCV-1    J.P. Morgan Mid Cap Value (formerly Dreyfus Mid Cap)
                                             TSMCV-1    Transamerica Small/Mid Cap Value (formerly Dreyfus Small
                                                        Cap Value)
                                               FGI-1    Federated Growth & Income
                                                TB-1    Transamerica Balanced (formerly Janus Balanced)
                                               MRV-1    Mercury Relative Value (formerly PBHG/NWQ Value Select)

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
                                             VKLCC-1    Van Kampen Large Cap Core (formerly Van Kampen Asset
                                                        Allocation)

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------

This portfolio may be appropriate for investors who seek long-term capital growth from his or her investment, is comfortable with the portfolio's short-term price volatility and the risks associated with the portfolio's investment strategy or is investing through an IRA or other tax-advantaged retirement plans.



(AMERICAN CENTURY LOGO)   American Century Large Company Value



[BULLSEYE ICON]           (formerly American Century Income & Growth)

OBJECTIVE
---------------------------


This portfolio seeks long-term capital growth; income is a secondary goal.


[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve this objective by investing principally in:


 - U.S. equity securities



The portfolio invests primarily in larger companies. Under normal market conditions the portfolio will have at least 80% of its assets in equity securities of companies comprising the Russell 1000 Index.



The portfolio's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.



Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges.



              The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the portfolio's assets invested in U.S. equity securities at all times. When the managers believe it is prudent, the portfolio may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, debt securities of companies, debt obligations of governments and their agencies, nonleveraged futures contracts and other similar securities. Futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the portfolio managers cannot invest in a derivative security if it would be possible for the portfolio to lose more money than it invested. A complete description of these investments and the associated risks is in the section entitled "Explanation of Strategies and Risks" of the prospectus.



In the event of exceptional market or economic conditions, the portfolio may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash or short-term debt securities. To the extent the portfolio assumes a defensive position, it will not be pursuing its objective of capital growth.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN STOCKS

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.


 - Derivatives



Derivatives involve additional risks and costs. Risks include:



 - inaccurate market predictions - an anticipated increase may result in a loss instead



 - prices may not match - substantial losses may result when there is movement in the price of financial contracts



 - illiquid markets - the fund may not be able to control losses if there is no market for the contracts



 - tax consequences - the fund may have to delay closing out certain positions to avoid adverse tax consequences



 - leveraging


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
                                      ATSF

                 ACLCV- 1 American Century Large Company Value

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The
Fund reserves the right to pay such fees after that date.


Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2002
2003


The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:      ---%  Quarter
                                 ---
Lowest:       ---%  Quarter
                                 ---



                          AVERAGE ANNUAL TOTAL RETURNS


                  (For Calendar Year ended December 31, 2003)



                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2001)
                                -------   ---------------
American Century Large Company
  Value
  Initial Class                   -----%       -----%
  Service Class                   -----%*
                                                 N/A
S&P 500 Composite Stock Index     -----%
                                               -----%



 * Prior to May 1, 2004, this portfolio was named American Century Income & Growth; and the portfolio employed a different investment strategy.



** Offered May 1, 2003.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees
                                          -------%   -------%
Rule 12b-1 fees
                                          -------    -------%
Other expenses
                                          -------%   -------%
                                          ------------------
TOTAL
                                          -------%   -------%
Expense reduction(b)
                                          -------%   -------%
                                          ------------------
NET OPERATING EXPENSES
                                          -------%   -------%
------------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/03. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with ATFA through         for expenses that exceed
    1.40%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced


                                      ATSF
                 ACLCV- 2 American Century Large Company Value during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                  $----     $----     $----     $-----
Service Class                  $----     $----     $----     $-----
--------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: American Century Investment Management, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% of the first $100 million; 0.85% of assets over $100 million up to $250 million; 0.80% of assets in excess of $250 million.

PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

The portfolio managers on the investment team are:


MARK MALLON, Chief Investment Officer and Executive Vice President, is a member of the team that manages the fund. He joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a bachelor of arts from Westminster College and an MBA from Cornell University. He is a CFA charterholder.



CHARLES A. RITTER, Vice President and Senior Portfolio Manager, is a member of the team that manages the fund. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has an MBA from the University of Chicago. He is a CFA charterholder.


                                      ATSF
                 ACLCV- 3 American Century Large Company Value

[MONEY ICON]

FINANCIAL HIGHLIGHTS

---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.



                                                                 INITIAL CLASS         SERVICE CLASS**
                                                              FOR THE YEAR ENDED     FOR THE YEAR ENDED
                                                                 DECEMBER 31,           DECEMBER 31,
                                                              -------------------    -------------------
                                                               2003*       2002        2003       2002
                                                              --------    -------    --------    -------
Net asset value, beginning of year                            $  ----     $ ----     $  ----     $ ----
                                                              -------     ------     -------     ------
Income from operations:
  Net investment income (loss)
  Net realized and unrealized gain (loss) on investments                                ----       ----
                                                              -------     ------     -------     ------
    Net income (loss) from operations                                                   ----       ----
                                                              -------     ------     -------     ------
Distributions:
  Dividends from net investment income
  Distributions from net realized gains on investments                                  ----       ----
                                                              -------     ------     -------     ------
    Total distributions                                                                 ----       ----
                                                              -------     ------     -------     ------
Net asset value, end of year                                  $           $          $           $
                                                              =======     ======     =======     ======
Total return                                                         %          %       ----%      ----%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $  ----     $ ----     $           $
    Ratio of total expenses to average net assets                ----%      ----%       ----%      ----%
    Ratio of net expenses to average net assets                  ----%      ----%       ----%      ----%
    Ratio of net investment income (loss) to average net         ----%      ----%       ----%      ----%
      assets
    Portfolio turnover rate                                      ----%      ----%       ----%      ----%


 * The portfolio commenced operations on May 1, 2001.


** Service Class shares were not offered until May 1, 2003.


NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                 ACLCV- 4 American Century Large Company Value

---------------------

This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.



(JP MORGAN LOGO)   J.P. Morgan Mid Cap Value



[BULLSEYE ICON]    (formerly, Dreyfus Mid Cap)

OBJECTIVE
---------------------------


This portfolio seeks growth from capital appreciation.


[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.



Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.



JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income.

[STOPLITE ICON]

PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


INTEREST RATES



The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.



The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.



FOREIGN STOCKS



Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs') and European Depositary Receipts
(EDRs)) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:



 - changes in currency values



 - currency speculation



 - currency trading costs



 - different accounting and reporting practices



 - less information available to the public



 - less (or different) regulation of securities markets



 - more complex business negotiations



 - less liquidity



 - more fluctuations in prices



 - delays in settling foreign securities transactions



 - higher cost for holding shares (custodial fees)



 - higher transaction costs



 - vulnerability to seizure and taxes



 - political instability and small markets



 - different market trading days



 - forward foreign currency contracts for hedging



DERIVATIVES



Derivatives involve additional risks and costs. Risks include:



 - inaccurate market predictions--an anticipated increase may result in a loss instead


                                      ATSF

                      JPMMCV- 1 J.P. Morgan Mid Cap Value

 - prices may not match--substantial losses may result when there is movement in the price of financial contracts



 - illiquid markets--the portfolio may not be able to control losses if there is no market for the contracts



 - tax consequences--the portfolio may have to delay closing out certain positions to avoid adverse tax consequences



 - leveraging



SMALL- OR MEDIUM-SIZED COMPANIES



Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.



OVER-THE-COUNTER INVESTING



Investing in equity securities that are traded over the counter may be more volatile than exchange-listed securities and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.


Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN (per calendar year)*


                                 INITIAL CLASS

                              [PERFORMANCE GRAPH]

2000
2001
2002
2003

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:            Quarter
           ------%           --------
Lowest:             Quarter
           ------%           --------



                          AVERAGE ANNUAL TOTAL RETURNS


                  (For Calendar Year ended December 31, 2003)



                                        SINCE INCEPTION
                              1 YEAR     (MAY 3, 1999)
                              -------   ---------------
Initial Class                 -------%  -----------%
Service Class**               -------%  -----------%
---------------               -------%  -----------%



 * Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style.



** Offered May 1, 2003.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their

                                      ATSF
                      JPMMCV- 2 J.P. Morgan Mid Cap Value
effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees
Rule 12b-1 fees
Other expenses                              ----%      ----%
                                          ------------------
TOTAL                                       ----%      ----%
Expense reduction(b)                        ----%      ----%
                                          ------------------
NET OPERATING EXPENSES                      ----%      ----%
------------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/03. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with ATFA through         for expenses that exceed
        %, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the
    estimated annualized portfolio operating expenses are less than     %.
    Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                   $----     $----     $----     $-----
Service Class                   $----     $----     $----     $-----
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.


SUB-ADVISER: J.P. Morgan Investment Management Inc.


ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.85% up to $100 million and 0.80% over $100 million

PORTFOLIO MANAGER:


Jonathan Simon, Managing Director, has worked as a portfolio manager for JPMorgan and its predecessors since 1980.


                                      ATSF
                      JPMMCV- 3 J.P. Morgan Mid Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.


                                                                  FOR YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------
                                                        2003       2002       2001       2000      1999*
                                                       -------    -------    -------    -------    ------
Net Asset value, beginning of year
                                                                  -------    -------    -------    ------
  Income from operations:
    Net investment income (loss)
    Net realized and unrealized gain (loss) on
      investments
                                                                  -------    -------    -------    ------
      Net income (loss) from operations
                                                                  -------    -------    -------    ------
  Distributions:
    Dividends from net investment income
    Distributions from net realized gains on
      investments
                                                                  -------    -------    -------    ------
      Total distributions
                                                                  -------    -------    -------    ------
Net asset value, end of year
                                                                  =======    =======    =======    ======
Total return
Ratios and supplemental data:
    Net assets at end of year (in thousands)
    Ratio of total expenses to average net assets
    Ratio of net expenses to average net assets
    Ratio of net investments income (loss) to average
      net assets
    Portfolio turnover rate


* Portfolio commenced operations on May 3, 1999.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                      JPMMCV- 4 J.P. Morgan Mid Cap Value

---------------------

This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.



(TRANSAMERICA LOGO)   Transamerica Small/Mid Cap Value



[BULLSEYE ICON]       (formerly, Dreyfus Small Cap Value)

OBJECTIVE
---------------------------


This portfolio seeks to maximize total return.


[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing principally in domestic equities and money market instruments.



The portfolio generally will invest in small and mid cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These measures are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. This quantitative blueprint is overlaid with an analysis of the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.



Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------


STOCKS



While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.



Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.



MANAGEMENT RISK



Your investment in the portfolio varies with the success and failure of TIM's value-oriented investment strategies and TIM's research, analysis and selection of portfolio securities. If TIM's investment strategies do not produce the expected results, your investment could be diminished or even lost.



SMALL- OR MEDIUM-SIZED COMPANIES



Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.



YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!



PLEASE NOTE: AT A RECENT BOARD OF DIRECTORS' MEETING, THE BOARD APPROVED RESTRUCTURING OF THIS FUND, SUBJECT TO APPROVAL BY THE DREYFUS SMALL CAP VALUE SHAREHOLDERS.


                                      ATSF

                   TSMCV- 1 Transamerica Small/Mid Cap Value

[GRAPH ICON]

PAST PERFORMANCE

-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005.
The Fund reserves the right to pay such fees after that date.


Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN (per calendar year)*


                                 INITIAL CLASS


                              [PERFORMANCE GRAPH]

1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:           Quarter
            ----%            ------
Lowest:            Quarter
            ----%            ------


                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2003)


                                             SINCE INCEPTION
                        1 YEAR    5 YEARS     (MAY 4, 1993)
                       --------   --------   ---------------
Initial Class                  %           %          %
Service Class**                %           %          %
---------------          ------%  -------%   ---------%



 * Prior to May 1, 2004, a different sub-adviser managed this portfolio and the performance set forth above is attributable to that firm.



** Offered May 1, 2003.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                               --%        --%
Rule 12b-1 fees                               --%        --%
Other expenses                                --%        --%
                                          ------------------
TOTAL                                         --%        --%
Expense reduction(b)                          --         --
                                          ------------------
NET OPERATING EXPENSES                        --%        --%
------------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/03. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.



(b) Contractual arrangement with ATFA through         for expenses that exceed
    %, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their

                                      ATSF

                   TSMCV- 2 Transamerica Small/Mid Cap Value prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $        $         $         $
Service Class                    $        $         $         $
---------------------------------------------------------------------


[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.


SUB-ADVISER: Transamerica Investment Management, LLC



ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $500 million; 0.75% over $500 million.


PORTFOLIO MANAGER:


MICHELLE E. STEVENS, CFA is Vice President and Portfolio Manager at Transamerica. She manages institutional separate accounts in the value equity discipline. Prior to joining Transamerica in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a Chartered Financial Analyst and has ten years of investment experience.


                                      ATSF

                   TSMCV- 3 Transamerica Small/Mid Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by Pricewaterhouse Coopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.


                                                         YEAR ENDED DECEMBER 31,
                                   --------------------------------------------------------------------
                                     2003        2002        2001        2000        1999        1998
                                   --------    --------    --------    --------    --------    --------
Net asset value, beginning of
  year
                                   --------    --------    --------    --------    --------    --------
Income from operations:
  Net investment income (loss)
  Net realized and unrealized
    gain (loss) on investments
                                   --------    --------    --------    --------    --------    --------
    Net income (loss) from
      operations
                                   --------    --------    --------    --------    --------    --------
Distributions:
  Dividends from net investment
    income
  Distributions from net realized
    gains on investments
                                   --------    --------    --------    --------    --------    --------
    Total distributions
                                   --------    --------    --------    --------    --------    --------
Net asset value, end of year
                                   ========    ========    ========    ========    ========    ========
Total return
Ratios and supplemental data:
  Net assets at end of year (in
    thousands)
  Ratio of total expenses to
    average net assets
  Ratio of net expenses to
    average net assets
  Ratio of net investment income
    (loss) to average net assets
  Portfolio turnover rate


NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                   TSMCV- 4 Transamerica Small/Mid Cap Value

---------------------

This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.



(FEDERATED LOGO)    Federated Growth & Income

[BULLSEYE ICON]

OBJECTIVE

---------------------------


This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)


[CHESSPIECE ICON]

PRINCIPAL INVESTMENT STRATEGIES

---------------------------------------------------------------


The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e. securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence). Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to the extent Federated is unable to find a sufficient amount of undervalued or out of favor securities. Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in derivative contracts or hybrid instruments, the returns of which are determined by reference to the price of gold, silver or other precious metals; investing in foreign currency forward contracts; buying put options on individual securities and security indicies; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.



In searching for equity securities that Federated deems to be undervalued Federated may invest in both domestic and foreign issuers. Foreign holdings may take the form of either ADRs, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.



Federated may invest in fixed income securities in order to increase the current income of the portfolio or to generate total return. When investing in fixed income securities Federated invests in the sectors of the fixed income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed income securities, emerging market debt and foreign non-dollar denominated fixed income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.



Federated may purchase convertible securities and REITs to provide total return and/or to enhance the portfolio's income.



The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals as well as certain derivative or hybrid instruments, the returns of which are determined by reference to the price of gold, silver or other precious metals.



The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.



In selecting equity securities for the portfolio, Federated emphasizes the following: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly the generation of "free" cash flow that exceeds capital spending and dividend requirements; companies' management skill and shareholder orientation and rising earnings estimates.



Companies with similar characteristics may be grouped together in broad categories called sectors. Federated may select securities of issuers in any


                                      ATSF


                        FGI- 1 Federated Growth & Income
sector and having any market capitalization range (i.e. number of shares multiplied by the share price). Federated allocates the portfolio's assets among the various economic sectors based on Standard & Poor's classifications. Federated's allocations are based on a combination of bottom-up security selection and top-down sector emphasis. Primarily using the bottom-up approach, Federated searches for outstanding performance of individual stocks. Federated identifies such companies from research reports, stock screens or personal knowledge of the products and services. As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.



In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.



Federated uses the "value" style of investing, selecting securities of companies that, in Federated's opinion, are trading at a lower valuation in relation to their historic and current market prices, to industry peers, and to their expected future price based on projected earnings, and that therefore offer the potential for capital appreciation. Because Federated uses a "value" style of investing, the securities held by the Fund may not, under certain market conditions, increase as rapidly in price as stocks selected primarily for their growth attributes. However, historically such securities generally have had lower share price volatility, and a higher yield, when compared with other equity securities.



To determine the timing of purchases of portfolio securities, Federated compares the current stock price of an issuer with Federated's judgment as to that stock's intrinsic value. Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.



The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives. First, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Second, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.



Hedging transactions are intended to reduce specific risks. For example, to protect the Funds against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the portfolio.


[STOPLITE ICON]

PRIMARY RISKS

---------------------------------


STOCKS



While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.



Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATSF
                        FGI- 2 Federated Growth & Income

FIXED-INCOME SECURITIES



The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:



 - changes in interest rates



 - length of time to maturity



 - issuers defaulting on their obligations to pay interest or return principal.



CONVERTIBLES



The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stocks.



REITS



Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.



A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.



FOREIGN SECURITIES



Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.



DERIVATIVES



Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.



Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.



HIGH-YIELD/HIGH-RISK SECURITIES



 - credit risk



 - greater sensitivity to interest rate movements



 - greater vulnerability to economic changes



 - decline in market value in event of default



 - less liquidity



YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!


                                      ATSF


                        FGI- 3 Federated Growth & Income

[GRAPH ICON]

PAST PERFORMANCE

-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2003. The Fund reserves the right to pay such fees after that date.



Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.



TOTAL RETURN (per calendar year)*


                              [PERFORMANCE GRAPH]

1995
1996
1997
1998
1999
2000
2001
2002
2003


The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:       %  Quarter
Lowest:        %  Quarter



                          AVERAGE ANNUAL TOTAL RETURNS


                  (For Calendar Year ended December 31, 2003)



                                             SINCE INCEPTION
                          1 YEAR   5 YEARS   (MARCH 1, 1994)
                          ------   -------   ---------------
Initial Class                    %      %               %
Service Class**                  %      %               %
Russell MidCap Value
  Index                          %      %               %



*Prior to January 1, 2004, the portfolio had a different investment style.


** Offered May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                               --%        --%
Other expenses                                --%        --%
                                          ------------------
TOTAL                                         --%        --%
Expense reduction(b)                          --         --
                                          ------------------
NET OPERATING EXPENSES                        --%        --%
------------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/03. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with ATFA through         for expenses that exceed
    1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.


                                      ATSF
                        FGI- 4 Federated Growth & Income

EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $        $         $         $
Service Class                    $        $         $         $
---------------------------------------------------------------------


[BRIEFCASE ICON]

MANAGEMENT

--------------------------------


Investment Adviser: AEGON/Transamerica Fund Advisers, Inc.



SUB-ADVISER: Federated Equity Management Company of Pennsylvania



ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.75%



PORTFOLIO MANAGERS:



STEVEN J. LEHMAN, CFA and JOHN L. NICHOL CFA, serve as co-portfolio managers of this portfolio.



Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.



Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/ Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.



                                      ATSF


                        FGI- 5 Federated Growth & Income

----------------------

This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.


----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.


(TRANSAMERICA LOGO)   Transamerica Balanced



[BULLSEYE ICON]       (formerly Janus Balanced)

OBJECTIVE
---------------------------


This portfolio seeks long-term capital growth and current income with a secondary objective of capital presentation, by balancing investments among stocks, bonds and cash or cash equivalents.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible debt securities.



The portfolio may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant. To the extent it is invested in these securities, the portfolio is not achieving its investment objective.



To achieve its goal the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed income management teams work together to build a portfolio of performance-oriented stocks combined with bonds of good credit quality purchased at favorable prices.



TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.



Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long term above average rate of return. In projecting free cash flows and determining earnings potential, we use multiple factors such as:



 - the quality of the management team;



 - the company's ability to earn returns on capital in excess of the cost of capital;



 - competitive barriers to entry; and



 - the financial condition of the company.



TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.



Fixed Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also complies bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily, negotiating each trade and buying bonds at the best available prices.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


PLEASE NOTE: AT A RECENT BOARD OF DIRECTORS' MEETING, THE BOARD APPROVED RESTRUCTURING OF THIS FUND, SUBJECT TO APPROVAL BY THE JANUS BALANCED SHAREHOLDERS.


                                      ATSF

                          TB- 1 Transamerica Balanced

BONDS



Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:



 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.



 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.



 - DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.



 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's and S&P. The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.



 - LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.



 - LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.



 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).



SMALL- OR MEDIUM-SIZED COMPANIES



Investing in small and medium sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.



PROPRIETARY RESEARCH



Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution
fees for Initial Class shares through           . The Fund reserves the right to
pay such fees after that date.



Service class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).


                                      ATSF

                          TB- 2 Transamerica Balanced

These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.



TOTAL RETURN


(per calendar year)*



[Chart to Come]



The highest and lowest quarterly returns for the period reflected in the bar chart are:



Highest:  ------%  Quarter  ------

Lowest:   ------%  Quarter  ------




                          AVERAGE ANNUAL TOTAL RETURNS


                  (For Calendar Year ended December 31, 2003)



                                         SINCE INCEPTION
                                1 YEAR    (MAY 3, 1999)
--------------------------------------------------------
Initial Class                        %             %
Service Class**                      %             %
                                     %             %
--------------------------------------------------------


---------------


 * Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style.



** Offered May 1, 2003.


[MONEY ICON]

EXPENSES

--------------------------


When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.



FEE TABLE



ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)



% of average daily net assets



                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                                 %          %
Rule 12b-1 fees                                            %
Other expenses                                  %          %
                                          ------------------
TOTAL                                           %          %
Expense reduction(b)                            %          %
                                          ------------------
NET OPERATING EXPENSES                          %          %
------------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/03. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with ATFA through         for expenses that exceed
        %, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the
    estimated annualized portfolio operating expenses are less than     %.
    Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.



    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.



EXPENSE EXAMPLE



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $        $         $         $
Service Class                    $        $         $         $
---------------------------------------------------------------------


[BRIEFCASE ICON]

MANAGEMENT

--------------------------------


INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.



SUB-ADVISER: Transamerica Investment Management, LLC



ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80% of the first $250 million; 0.775% of assets over $250 million up to $500 million; 0.75% of assets over $500 million up to $1 billion; 0.70% of assets over $1 billion up to $1.5 billion; and 0.65% of assets over $1.5 billion.



PORTFOLIO MANAGER:



GARY U. ROLLE, CFA, President and Chief Investment Officer of TIM, is the Lead Equity Manager of the portfolio. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in


                                      ATSF

                          TB- 3 Transamerica Balanced

1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a chartered Financial Analyst.



HEIDI Y. HU, CFA, Senior Vice President and Head of Fixed Income investments at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed income disciplines. Prior to joining Transamerica in 1998. Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.



JEFFREY S. VAN HARTE, CFA, Senior Vice President and Head of Equity Investments at TIM, is a Portfolio Manager for the portfolio. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at TIM, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.


                                      ATSF

                          TB- 4 Transamerica Balanced

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.


                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception
                                                                   -------
  Income from operations:
    Net investment income (loss)
    Net realized and unrealized gain (loss) on investments
                                                                   -------
      Net income (loss) from operations
                                                                   -------
  Distributions:
    Dividends from net investment income
    Distributions from net realized gains on investments
                                                                   -------
      Total distributions
                                                                   -------
Net asset value, end of year
                                                                   =======
Total return
Ratios and supplemental data:
    Net assets at end of year (in thousands)
    Ratio of total expenses to average net assets
    Ratio of net expenses to average net assets
    Ratio of net investment income (loss) to average net
     assets
    Portfolio turnover rate


* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                          TB- 5 Transamerica Balanced

---------------------

This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.


---------------------

When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain countries, sectors or industries within the overall market.



(ML LOGO)   Mercury Relative Value



            (formerly PBHG/NWQ Value Select)

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to achieve superior long-term performance with below average volatility relative to the Russell 1000 Value Index.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


The fund's sub-adviser, Fund Asset Management, L.P., doing business as Mercury Advisors (Mercury), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets primarily in equity securities issued by large capitalization companies with a total market capitalization of $2 billion or greater at the time of purchase where up to 20% of such portion may be invested in foreign securities.



Mercury generally seeks to select securities it believes are undervalued in relation to their intrinsic value as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. The sub-adviser also considers growth and new products on a selective basis.



INVESTMENT PROCESS



Mercury follows a value-oriented investment philosophy in selecting stocks for the portfolio using a research-intensive approach that considers factors such as:



- security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company;



- favorable earnings growth prospects;



- expected above-average return on equity and dividend yield;



- the financial condition of the issuer, and



- various qualitative factors.



The sub-adviser may sell a security if it no longer believes the security will contribute to meeting the investment objective of the portfolio. In considering whether to sell a security, Mercury may evaluate, among other things, the condition of the U.S. economy, the condition of foreign economies, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry sector.



The fund may invest, to a limited extent, in other securities, including stocks of companies with smaller total market capitalizations.



In choosing investments, Merrill researches companies trading at a discount to their estimated intrinsic value in the form of earnings power and net assets, looking for opportunities for profit, below average volatility and capability to return to fair value.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.


Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.



VALUE INVESTING RISK



Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value securities can decline in price and may never reach their perceived value.



INTRINSIC VALUE



A fund manager looks at the trading price of the stock and compares it to its Intrinsic Value calculation. If a stock appears to be significantly overvalued in the market, the manager does not invest in the stock or, if the fund has already invested in the company, may reduce its position in the stock. When the stock share price is below the Intrinsic Value calculation, the manager may invest in the company or, if the fund has already invested in the company, attempt to buy more shares.



PROPRIETARY RESEARCH



Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.


                                      ATSF

                         MRV- 1 Mercury Relative Value

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. The chart shows changes in the portfolio's Initial Class performance year to year. The performance calculations do not reflect charges or deductions under the policies or annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 1, 2005. The Fund reserves the right to pay such fees after that date.


Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.


TOTAL RETURN (per calendar year)*


                              [PERFORMANCE GRAPH]

1997
1998
1999
2000
2001
2002
2003

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:       _%  Quarter     _____
Lowest:      ( _)% Quarter     _____



                          AVERAGE ANNUAL TOTAL RETURNS


                  (For Calendar Year ended December 31, 2003)



                                          SINCE INCEPTION
                       1 YEAR   5 YEARS    (MAY 1, 1996)
                       ------   -------   ---------------
Initial Class             _ %      _ %           _ %
Service Class**           _ %      _ %           _ %
 _______                  _ %      _ %           _ %



 * Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style.



** Offered May 1, 2003.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets


                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                                _%         _%
Rule 12b-1 fees                                _%         _%
Other expenses                                 _%         _%
                                             ---------------
TOTAL                                          _%         _%
Expense reduction(b)
                                             ---------------
NET OPERATING EXPENSES                         _%         _%
------------------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/03. Expenses for Service Class are based on Initial


                                      ATSF

                         MRV- 2 Mercury Relative Value

Class because Service Class commenced operations on 5/01/03.

(b) Contractual arrangement with ATFA through _____ for expenses that exceed ___ %, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than ___ %. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $  _     $  _      $  _      $    _
Service Class                    $  _     $  _      $  _      $    _
---------------------------------------------------------------------


[BRIEFCASE ICON]

MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.


SUB-ADVISERS: Fund Asset Management, L.P., doing business as Mercury Advisors (Mercury)



ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $250 million; net assets; 0.775 over $250 million up to $750 million; and 0.75% over $750 million.


PORTFOLIO MANAGERS:


The portfolio is managed by D. Tysen Nutt, Jr., Senior Portfolio Manager; Robert
A. Vogel, Jr., Portfolio Manager; Anthony A. Lombardi, Portfolio Manager; Jordan
L. Irving, Portfolio Manager; and Carl D. Rice, Product Specialist.


                                      ATSF

                         MRV- 3 Mercury Relative Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS*
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.


                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------
                                                     2002*       2001       2000       1999       1998
                                                   ---------   --------   --------   --------   --------
Net asset value, beginning of year
                                                   --------    --------   --------   --------   --------
  Income from operations:
    Net investment income (loss)
    Net realized and unrealized gain (loss) on
      investments
                                                   --------    --------   --------   --------   --------
      Net income (loss) from operations
                                                   --------    --------   --------   --------   --------
  Distributions:
    Dividends from net investment income
    Distributions from net realized gains on
      investments
                                                   --------    --------   --------   --------   --------
      Total distributions
                                                   --------    --------   --------   --------   --------
Net asset value, end of year
                                                   ========    ========   ========   ========   ========
Total return
Ratios and supplemental data:
    Net assets at end of year (in thousands)
    Ratio of expenses to average net assets
    Ratio of net investment income (loss) to
      average net assets
    Portfolio turnover rate


* Prior to May 1, 2002, this portfolio was sub-advised solely by NWQ and was named NWQ Value Equity.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF

                         MRV- 4 Mercury Relative Value

---------------------
This portfolio may be appropriate for the investor who seeks:

 - Long-term growth of capital and income and who wish to include a value style of investing to their investment portfolio.



(VAN KAMPEN LOGO)Van Kampen Large Cap Core

[BULLSEYE ICON]  (formerly Van Kampen Asset Allocation)
OBJECTIVE
---------------------------
This portfolio seeks to provide high total return.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------


Under normal circumstances, at least 80% of the portfolio's assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that Van Kampen believes have strong free cash flow and earnings growth potential. Van Kampen emphasizes individual security selection.



The portfolio spans both growth and value styles of investing.



The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.



EQUITY -- Van Kampen seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.



Van Kampen follows a flexible investment program in looking for companies with above-average capital appreciation potential. Van Kampen seeks to identify companies with consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. Van Kampen studies company developments, including business strategy, management focus and financial results, in seeking to identify companies with earnings growth and business momentum.



Valuation is viewed in the context of prospects for sustainable earnings growth and business momentum. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.



VALUE -- The portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to possess the potential for capital growth and income. Portfolio securities are typically sold when Van Kampen's assessments of the capital growth and income potential of such securities materially change.



The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.



The portfolio may invest up to 25% of its total assets in securities of foreign issuers.



The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.



[STOPLITE ICON]

PRIMARY RISKS
---------------------------------


STOCKS



While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.



Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.



FOREIGN STOCKS



Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.


                                      ATSF

                       VKLCC- 1 Van Kampen Large Cap Core

DERIVATIVES



Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.



Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.


INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.


A value style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than the returns on other styles of investing or the overall stock markets.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------


The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.



Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.


Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of

                                      ATSF

                       VKLCC- 2 Van Kampen Large Cap Core
market performance. Past performance is not a prediction of future results.


TOTAL RETURN (per calendar year)*


                              [PERFORMANCE GRAPH]

1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:        %  Quarter
Lowest:         %  Quarter


                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2003)



                            1 YEAR    5 YEARS   10 YEARS
                            -------   -------   --------
Initial Class                       %         %        %
Service Class**                     %         %        %
                                    %         %        %



* The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's investment adviser since May 1, 1998. Prior to that date, a different firm managed the portfolio and performance prior to May 1, 1998 is attributable to that firm.



** Offered May 1, 2003.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets


                               CLASS OF SHARES
                              INITIAL    SERVICE
------------------------------------------------
Management fees                     %          %
Rule 12b-1 fees                                %
Other expenses                      %          %
                                 ---------------
TOTAL                               %          %
Expense reduction(b)
                                 ---------------
NET OPERATING EXPENSES              %          %
------------------------------------------------



(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/03. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.


(b) Contractual arrangement with ATFA through         for expenses that exceed
       %, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the
    estimated annualized portfolio operating expenses are less than    %.
    Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $        $         $         $
Service Class                    $        $         $         $
---------------------------------------------------------------------


                                      ATSF

                       VKLCC- 3 Van Kampen Large Cap Core

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.


SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management, does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen."



ADVISORY FEE: As a percentage of the portfolio's average daily net assets 0.75% up to $250 million and 0.70% of assets over $250 million.


PORTFOLIO MANAGER:


The portfolio is managed by Van Kampen's Large Cap Growth team, including William Auslander (Managing Director) and Jeffrey Alvino (Executive Director), and the Multi-Cap Value team, including B. Robert Baker (Managing Director), Jason S. Leder (Executive Director) and Kevin Holt (Executive Director).


                                      ATSF

                       VKLCC- 4 Van Kampen Large Cap Core

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------


The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.



                                                                YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------------
                                            2003        2002        2001        2000        1999       1998*
                                          --------    --------    --------    --------    --------    --------
Net asset value, beginning of year
                                                      --------    --------    --------    --------    --------
Income from operations:
  Net investment income (loss)
  Net realized and unrealized gain
    (loss) on investments
                                                      --------    --------    --------    --------    --------
    Net income (loss) from operations
                                                      --------    --------    --------    --------    --------
Distributions:
  Dividends from net investment income
  Distributions from net realized gains
    on investments
                                                      --------    --------    --------    --------    --------
    Total distributions
                                                      --------    --------    --------    --------    --------
Net asset value, end of year
                                                      ========    ========    ========    ========    ========
Total return
Ratios and supplemental data:
  Net assets at end of year (in
    thousands)
  Ratio of total expenses to average net
    assets
  Ratio of net expenses to average net
    assets
  Ratio of net investment income (loss)
    to average net assets
  Portfolio turnover rate


* Effective April 1, 1998, the name of the TCW Managed Asset Allocation Portfolio was changed to Endeavor Asset Allocation and Morgan Stanley Investment Management, Inc. became the Portfolio's investment adviser.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF

                       VKLCC- 5 Van Kampen Large Cap Core

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.


INVESTMENT POLICY CHANGES



American Century Large Company Value, J.P. Morgan Mid Cap Growth, Transamerica Small/Mid Cap Value and Van Kampen Large Cap Core, as part of each portfolio's investment policy, invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in this prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.



NOTE: Unless expressly designated as fundamental, all policies and procedures of the portfolios may be changed by the Fund's Board of Directors without shareholder approval. To the extent authorized by law, the Fund and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.


COSTS AND MARKET TIMING/FREQUENT TRANSFERS


Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.


The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2004, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.


YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.


OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-0102 OR BY ELECTRONIC REQUEST AT THE FOLLOWING E-MAIL ADDRESS:
PUBLICINFO@SEC.GOV.


REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                                                                             SAI

                                                              AEGON/TRANSAMERICA
                                                               SERIES FUND, INC.

- AMERICAN CENTURY LARGE COMPANY VALUE (formerly American Century Income &
  Growth)

- J.P. MORGAN MID CAP VALUE (formerly Dreyfus Mid Cap)

- TRANSAMERICA SMALL/MID CAP VALUE (formerly Dreyfus Small Cap Value)

- FEDERATED GROWTH & INCOME

- TRANSAMERICA BALANCED (formerly Janus Balanced)

- MERCURY RELATIVE VALUE (formerly PBHG/NWQ Value Select)

- VAN KAMPEN LARGE CAP CORE (formerly Van Kampen Asset Allocation)

                                                                     May 1, 2004

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the prospectus for the portfolios that you are invested in of AEGON/Transamerica Series Fund, Inc. (the "Fund").

                               INVESTMENT ADVISER:
                               AEGON/TRANSAMERICA
                               FUND ADVISERS, INC.

THE DATE OF THE PROSPECTUS TO WHICH THIS STATEMENT OF ADDITIONAL INFORMATION RELATES IS MAY 1, 2004 AND THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2004.

TABLE OF CONTENTS

AEGON/TRANSAMERICA SERIES FUND, INC.

Information about each portfolio you should know before investing

(PLEASE NOTE: Please refer to your product prospectus for a listing of the portfolios that are offered through the product you have purchased.)

FUND HISTORY

INVESTMENT OBJECTIVES

                        INDIVIDUAL PORTFOLIO INFORMATION

      ACLCV-1 American Century Large Company Value (formerly American Century Income & Growth)
     JPMMCV-1  J.P. Morgan Mid Cap Value (formerly Dreyfus Mid Cap)
      TSMCV-1  Transamerica Small/Mid Cap Value (formerly Dreyfus Small Cap
               Value)
        FGI-1  Federated Growth & Income
         TB-1  Transamerica Balanced (formerly Janus Balanced)
        MRV-1  Mercury Relative Value (formerly  PBHG/NWQ Value Select)
      VKLCC-1  Van Kampen Large Cap Core (formerly Van Kampen Asset Allocation)

ADDITIONAL INFORMATION -- ALL PORTFOLIOS

      A-1      Lending
      A-1      Borrowing
      A-2      Short Sales
      A-2      Foreign Securities
      A-3      Foreign Bank Obligations
      A-3      Forward Foreign Currency Contracts
      A-3      When-issued, Delayed Settlement and Forward Delivery Securities
      A-4      Repurchase and Reverse Repurchase Agreements
      A-4      Temporary Defensive Position
      A-4      U.S. Government Securities
      A-5      Non-Investment Grade Debt Securities
      A-5      Convertible Securities
      A-5      Investments in Futures, Options and Other Derivative Instruments
     A-15      Zero Coupon, Pay-in-Kind and Step Coupon Securities
     A-15      Warrants and Rights
     A-16      Mortgage-Backed Securities
     A-16      Asset-Backed Securities
     A-16      Pass-Through Securities
     A-17      Other Income Producing Securities
     A-17      Illiquid and Restricted/144A Securities
     A-17      Other Investment Companies
     A-18      Bank and Thrift Obligations
     A-18      Investments in the Real Estate Industry and Real Estate
               Investment Trusts ("REITS")
     A-19      Variable Rate Master Demand Notes
     A-19      Debt Securities and Fixed-Income Investing
     A-20      High Yield/High-Risk Securities
     A-21      Trade Claims
     A-21      Brady Bonds
     A-21      Collateralized Mortgage Obligations
     A-21      Collateralized Debt Obligations
     A-22      Dollar Roll Transactions
     A-22      Exchange Traded Funds ("ETFs")

                                      TOC-1

     A-22 Hybrid Instruments
     A-23 Indexed Securities
     A-23 Interest Rate Transactions
     A-23 Municipal Fixed-Income Securities
     A-24 Non-Mortgage Asset Backed Securities
     A-25 Passive Foreign Investment Companies
     A-25 Preferred Stocks
     A-25 Stripped Mortgage-Backed Securities
     A-25 Loan Participations
     A-26 Credit Default Swaps
     A-27 Event-Linked Bonds

MANAGEMENT OF THE FUND

     A-27 Directors and Officers
     A-31 Code of Ethics
     A-26 Proxy Voting Policies And Procedures
     A-31 The Investment Adviser
     A-34 The Sub-Advisers
     A-34 Personal Securities Transactions
     A-34 Administrative and Transfer Agency Services

PORTFOLIO TRANSACTIONS AND BROKERAGE

     A-34  Portfolio Turnover
     A-35  Placement of Portfolio Brokerage
     A-36  Directed Brokerage

PURCHASE AND REDEMPTION OF SHARES

     A-36 Determination of Offering Price
     A-36 Net Asset Valuation

CALCULATION OF PERFORMANCE RELATED INFORMATION

     A-37 Performance Information
     A-37 Total Return
     A-37 Yield Quotations

OTHER INFORMATION

     A-38 Taxes
     A-39 Capital Stock Of The Fund
     A-39 Registration Statement
     A-40 Financial Statements
     A-40 Independent Certified Public Accountants
     A-40 Custodian
          Appendix A -- Description of Portfolio Securities
          Appendix B -- Brief Explanation of Rating Categories
          Appendix C -- Investment Adviser and Sub-Adviser Proxy Voting Policies And Procedures

                                      TOC-2

INVESTOR INFORMATION

FUND HISTORY

The Fund was incorporated under the laws of the State of Maryland on August 21, 1985 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company.

The Fund is intended to be sold to the separate accounts of life companies to fund benefits under variable life insurance policies or variable annuity contracts issued by Transamerica Financial Life Insurance Company, Inc. ("TFLIC"), Transamerica Life Insurance Company (formerly PFL Life Insurance Company) ("Transamerica Life"), Western Reserve Life Assurance Co. of Ohio ("WRL") Peoples Benefit Life Insurance Company ("Peoples"), Transamerica Occidental Life Insurance Company ("Transamerica") and Transamerica Life Insurance and Annuity Company ("TALIAC") (the "Life Companies"). As such, TFLIC, Transamerica Life, WRL, Peoples, Transamerica and TALIAC are the only shareholders of the investment funds offered by ATSF. If a Life Company offers a portfolio of ATSF in its respective products, and you own a variable life insurance policy or a variable annuity contract of one of those Life Companies, you have the right to give voting instructions on certain shares of such portfolio. Shares may be offered to other life insurance companies in the future.

Because Fund shares are sold to separate accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under the variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of the Life Companies to invest in the Fund simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyholders or to variable annuity contract owners. Any Life Company may notify the Fund's Board of a potential or existing conflict. The Fund's Board will then determine if a material conflict exists and what action, if any, should be taken in response. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyholders and those given by variable annuity contract owners. The Fund's Board might conclude that separate funds should be established for variable life and variable annuity separate accounts. If this happens, the affected Life Companies will bear the attendant expenses of establishing separate funds. As a result, variable life insurance policyholders and variable annuity contract owners would no longer have the economies of scale typically resulting from a larger combined fund.

The Fund offers a separate class of common stock for each portfolio. All shares of a portfolio have equal voting rights, but only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each of the issued and outstanding shares of a portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the portfolio remaining after satisfaction of outstanding liabilities. The shares of a portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights. The holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they so choose. In such event, holders of the remaining shares would not be able to elect any directors.

Only the separate accounts of the Life Companies may hold shares of the Fund and are entitled to exercise the rights directly as described above. To the extent required by law, the Life Companies will vote the Fund's shares held in the separate accounts, including Fund shares which are not attributable to policyowners, at meetings of the Fund, in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the separate accounts. Except as required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund does not hold regular or special policyowner meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote the Fund's shares in their own right, they may elect to do so. The rights of policyowners are described in more detail in the prospectuses or disclosure documents for the policies and the annuity contracts, respectively.

INVESTMENT OBJECTIVE

The investment objective of each portfolio of the Fund is described in the portfolio's prospectus. Shares of the portfolios are sold only to the separate accounts of WRL and to separate accounts of certain of its affiliated life insurance companies (collectively, the "separate accounts") to fund the benefits under certain variable life insurance policies (the "policies") and variable annuity contracts (the "annuity contracts").

As indicated in the prospectus, each portfolio's investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board of Directors of the Fund without approval of shareholders or holders of the policies or annuity contracts (collectively, "policyowners"). A change in the investment objective or policies of a portfolio may result in the portfolio having an investment objective or policies different from those, which a policyowner deemed appropriate at the time of investment.

As indicated in the prospectus, each portfolio is subject to certain fundamental policies and restrictions, which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the portfolio. "Majority" for this purpose and under the 1940 Act means the lesser of (i) 67% of the outstanding voting securities represented at a meeting at which more than 50% of the outstanding voting securities of a portfolio are represented or (ii) more than 50% of the outstanding voting securities of a portfolio. A complete statement of all such fundamental policies is set forth below. State insurance laws and regulations may impose additional limitations on the Fund's investments, including the Fund's ability to borrow, lend and use options, futures and other derivative instruments. In addition, such laws and regulations may require that a portfolio's investments meet additional diversification or other requirements.

AMERICAN CENTURY LARGE COMPANY VALUE (FORMERLY AMERICA CENTURY INCOME & GROWTH)

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b), the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Lend any security or make any other loan if, as a result, more than 33 1/3% of the portfolio's total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

5. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the portfolio from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees of the portfolio without shareholder approval:

(A) The portfolio may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the portfolio.

(B) The portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(C) The portfolio may not sell securities short, except short sales "against the box."

                                      ATSF
                  ACLCV-1 American Century Large Company Value

(D) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(E) The portfolio may not invest for purposes of exercising control.

FEES PAID BY PORTFOLIO (NOTE: Information included is for American Century Income & Growth, as that portfolio was restructured as American Century Large Company Value on May 1, 2004.)

DIRECTORS' FEES

Every portfolio pays a share of the fees and expenses for the Fund's Board of Directors. American Century Large Company Value paid $_____ for the fiscal year ended December 31, 2003.

ADVISORY FEES

AEGON/Transamerica Fund Advisers, Inc. ("AFTA") serves as investment adviser to this portfolio.

ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:

                      2003               2002              2001
                   $________          $________         $________

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

                      2003               2002              2001
                   $________          $________         $________

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf to the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, ____%. ATFA paid the following amounts for the last three fiscal years:

                      2003               2002              2001
                   $________          $________         $________

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33-1/3% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge is securities in amounts that exceed 15% of its net assets.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS
                             YEAR ENDED DECEMBER 31

                      2003               2002              2001
                   $________          $________         $________

                                      ATSF
                  ACLCV-2 American Century Large Company Value

                        AFFILIATED BROKERAGE COMMISSIONS
                             YEAR ENDED DECEMBER 31

       2003            %          2002          %         2001          %
      $___           ___%        $___        ___%         N/A         N/A

PORTFOLIO TURNOVER RATE

The portfolio's turnover rate for the last three fiscal years is as follows:

                      2003               2002              2001
                   $________          $________         $________

THE SUB-ADVISER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY") serves as sub-adviser to American Century Large Company Value. American Century is located at 4500 Main Street, Kansas City, Missouri 64111, and has been managing mutual funds since 1958.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2001, as amended between ATFA and American Century. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGERS

American Century uses a team of portfolio managers to manage American Century Income & Growth.

MARK MALLON, CFA, Chief Investment Officer and Executive Vice President, is a member of the team that manages the portfolio. He joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a bachelor of arts from Westminster College and an MBA from Cornell University.

CHARLES A. RITTER, CFA, Vice President and Senior Portfolio Manager, is a member of the team that manages the portfolio. He joined American Century in December 1998. Before joining American Century, he spent 15 years at Federated Investors most recently serving as a Vice President and Portfolio Manager for the company. Mr. Ritter has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has an MBA from the University of Chicago.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows:

         0.50% of the first $100 million; 0.45% over $100 million up to $250 million; and 0.40% in excess of $250 million(1)

(1) The average daily net assets will be determined on a combined basis with the same name fund managed by the sub-adviser for IDEX Mutual Funds.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

                      2003               2002              2001
                   $________          $________         $________

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                  ACLCV-3 American Century Large Company Value

J.P. MORGAN MID CAP VALUE (FORMERLY DREYFUS MID CAP)

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Purchase any securities which would cause 25% or more of the value of the portfolio's assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

3. Borrow money or issue senior securities as defined in the 1940 Act except that (a) the portfolio may borrow money in an amount not exceeding one-third of the portfolio's total assets at the time of such borrowings, and (b) the portfolio may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

4. Make loans or lend securities, if as a result thereof more than one-third of the portfolio's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate interests therein).

6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the portfolio's investment program may be deemed an underwriting.

7. Purchase or sell commodities except that the portfolio may enter into futures contracts and related options, forward currency contracts and other similar instruments.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

(B) The portfolio shall not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(C) The portfolio will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, provided the Board of Directors, or its delegate, determines that such securities are liquid based upon the trading market for the specific security.

(D) The portfolio may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

                                      ATSF
                       JPMMCV-1 J.P. Morgan Mid Cap Value

(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO (NOTE: Information included is for Dreyfus Mid Cap, as that portfolio was restructured as J.P. Morgan Mid Cap Value on May 1, 2004.)

DIRECTORS' FEES

Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. J.P. Morgan Mid Cap Value paid $_____ for the fiscal year ended December 31, 2003.

ADVISORY FEES

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:

                      2003               2002              2001
                   $________          $________         $________

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

                      2003               2002              2001
                   $________          $________         $________

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

                      2003               2002              2001
                   $________          $________         $________

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33 1/3% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS
                             YEAR ENDED DECEMBER 31

                      2003               2002              2001
                   $________          $________         $________

                                      ATSF
                       JPMMCV-2 J.P. Morgan Mid Cap Value

                        AFFILIATED BROKERAGE COMMISSIONS
                             YEAR ENDED DECEMBER 31

       2003            %          2002          %         2001          %
      $___           ___%        $___        ___%        $___         $___

PORTFOLIO TURNOVER RATE

The portfolio's turnover rate for the portfolio for the last three fiscal years is as follows:

                      2003               2002              2001
                   $________          $________         $________

THE SUB-ADVISER

J.P. MORGAN INVESTMENT MANAGEMENT INC. ("JPMORGAN"), located at 522 Fifth Avenue, New York, NY 10036, serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2004 between ATFA and JPMorgan. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER

JONATHAN SIMON, Managing Director has worked as a portfolio manager for JPMorgan and its predecessors since 1980.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is:

         0.40% of the first $100 million of the portfolio's average daily net assets; 0.40% in excess of $100 million

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

                           $___               $___                $___
                           $___               $___                $___

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                       JPMMCV-3 J.P. Morgan Mid Cap Value

TRANSAMERICA SMALL/MID CAP VALUE (FORMERLY DREYFUS SMALL CAP VALUE)

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

                                      ATSF
                    TSMCV-1 Transamerica Small/Mid Cap Value

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: The historical financial information is derived from the financial history of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO (NOTE: Information included is for Dreyfus Small Cap Value, as that portfolio was restructured as Transamerica Small/Mid Cap Value on May 1, 2004.)

DIRECTORS' FEES

Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Transamerica Small/Mid Cap Value paid $_____ in fees and expenses for the fiscal period ended December 31, 2003.

ADVISORY FEES

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:

                      2003               2002              2001
                   $________          $________         $________

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

                      2003               2002              2001
                   $________          $________         $________

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

The investment adviser has voluntarily undertaken, at least until April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, _____%. The portfolio paid expenses in the following amounts for the past three fiscal years:

                     2003               2002              2001
                   $________            N/A                N/A

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                                      ATSF
                    TSMCV-2 Transamerica Small/Mid Cap Value

                              AGGREGATE COMMISSIONS
                             YEAR ENDED DECEMBER 31

                      2003               2002              2001
                   $________          $________         $________

                        AFFILIATED BROKERAGE COMMISSIONS
                             YEAR ENDED DECEMBER 31

       2003            %          2002          %         2001          %
      $___           ___%        $___        ___%        $____        $___

PORTFOLIO TURNOVER RATE

The portfolio's turnover rate for the last three fiscal years is as follows:

                      2003               2002              2001
                   $________          $________         $________

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as sub-adviser to Transamerica Small/Mid Cap Value. TIM, located at 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, is a registered investment adviser, which is wholly owned by Transamerica Investment Services ("TIS"). TIS' parent was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. ATFA is an affiliate of TIM.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2004, between ATFA and TIM. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGERS

MICHELLE E. STEVENS, CFA, is Vice President and Portfolio Manager of TIM. She manages institutional separate account in the value equity discipline. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid and flex cap investing for Dean Investment Associates. Ms. Stevens holds an MBA from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She has ten years of investment experience.

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: ______%

SUB-ADVISORY FEES

The sub-adviser received fees for its services for the last three fiscal years as follows:

                      2003               2002              2001
                   $________          $________         $________

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                    TSMCV-3 Transamerica Small/Mid Cap Value

FEDERATED GROWTH & INCOME

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Purchase or sell commodities. However, the portfolio may purchase put options on portfolio securities and on financial futures contracts. In addition, the portfolio reserves the right to hedge the portfolio by entering into financial futures contracts and to sell calls on financial futures contracts.

4. Purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities, which are secured by real estate or interests in real estate.

5. Lend any of its assets except portfolio securities up to one-third of the value of its total assets. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the portfolio's investment objective and policies.

6. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the 1933 Act in connection with the sale of restricted securities which the portfolio may purchase pursuant to its investment objective and policies.

7. Borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the Portfolio by enabling the portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The portfolio will not purchase any securities while any borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio will not sell securities short unless: (i) during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and (ii) not more than 10% of the portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

(B) The portfolio will not purchase securities on margin, other than in connection with the purchase of put options on financial futures contracts, but may obtain such short-term credits as may be necessary for the clearance of transactions.

                                      ATSF
                         FGI-1 Federated Growth & Income

(C) The portfolio will not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

(D) The portfolio will not purchase securities of a company for the purpose of exercising control or management. However, the portfolio will acquire no more than 10% of the voting securities of an issuer and may exercise its voting power in the portfolio's best interest. From time to time, the portfolio, together with other investment companies advised by affiliates or subsidiaries of Federated Investors, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some cases, the portfolio and the other investment companies might collectively be considered to be in control of the company in which they have invested.

(E) The portfolio will not purchase the securities of any issuer (other than the U.S. Government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements or cash or cash items) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, or acquire more than 10% of any class of voting securities of any issuer. For these purposes the portfolio takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

(F) The portfolio will not write call options on securities unless the securities are held in the portfolio's portfolio or unless the portfolio is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

FEES PAID BY PORTFOLIO

DIRECTORS' FEES

Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Federated Growth & Income paid $_____ for the fiscal year ended December 31, 2003.

ADVISORY FEES

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:

                      2003               2002              2001
                   $________          $________         $________

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

                      2003               2002              2001
                   $________          $________         $________

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

                      2003               2002              2001
                   $________          $________         $________

                                      ATSF
                         FGI-2 Federated Growth & Income

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS
                             YEAR ENDED DECEMBER 31

                      2003               2002              2001
                   $________          $________         $________

                        AFFILIATED BROKERAGE COMMISSIONS
                             YEAR ENDED DECEMBER 31

       2003            %          2002          %         2001          %
      $___           ___%        $___        ___%        $___         $___

PORTFOLIO TURNOVER RATE

The portfolio's turnover rate for the last three fiscal years is as follows:

                      2003               2002              2001
                   $________          $________         $________

THE SUB-ADVISER

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA ("FEDERATED"), located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as sub-adviser to this portfolio pursuant to a Sub-Advisory Agreement dated January 1, 1998, as amended between ATFA and Federated. The Agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGERS

STEVEN J. LEHMAN, CFA, and JOHN L. NICHOL, CFA, serve as co-portfolio managers of Federated Growth & Income.

Mr. Lehman has served as co-portfolio manager since September 1997. Mr. Lehman joined Federated in May 1997 as a vice president. From 1985 to May 1997, Mr. Lehman served as a portfolio manager, then Vice President/Senior Portfolio Manager at First Chicago NBD Investment Management Company. Mr. Lehman is a Chartered Financial Analyst; he received his M.A. from the University of Chicago.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/ Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-o-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

                                      ATSF
                         FGI-3 Federated Growth & Income

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is:

         0.50% of the first $30 million of average daily net assets; 0.35% of the next $20 million of average daily net assets; and 0.25% of average daily net assets in excess of $50 million

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

                      2003               2002              2001
                   $________          $________         $________

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                         FGI-4 Federated Growth & Income

TRANSAMERICA BALANCED (FORMERLY JANUS BALANCED)

INVESTMENT RESTRICTIONS:

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b), the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest more than 25% of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Invest directly in real estate or interests in real estate; however, a fund may own debt or equity securities issued by companies engaged in those businesses;

4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities);

5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements);

6. Act as underwriter of securities issued by others, except to the extent that the portfolio may be deemed an underwriter in connection with the disposition of portfolio securities of the portfolio;

7. The portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will reduce within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, and the segregation of assets in connection with such contracts; and

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the portfolio without shareholder approval:

(A) The portfolio may not: (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such fund's commitments under outstanding futures contracts positions of that fund's would exceed the market value of its total assets;

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short;

                                      ATSF
                           TB-1 Transamerica Balanced

(C) The portfolio may not purchase securities on margin, except that a fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, contracts, swaps, and forward contracts, shall not be deemed to constitute purchasing securities on margin;

(D) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization;

(E) The portfolio may not mortgage or pledge any securities owned or held by a fund in amounts that exceed, in the aggregate, 15% of that fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts;

(F) The portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses;

(G) The portfolio may not purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the portfolio's investment adviser or sub-adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule,
Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation;

(H) The portfolio may not invest in companies for the purpose of exercising control or management; and

(I) The portfolio will normally have at least 25% of its total assets invested in fixed-income senior securities, which include corporate debt securities and preferred stock.

FEES PAID BY PORTFOLIO (NOTE: Information included is for Janus Balanced, as that portfolio was restructured as Transamerica Balanced on May 1, 2004.)

DIRECTORS' FEES

Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Transamerica Balanced paid $___ for the fiscal period ended December 31, 2003.

ADVISORY FEES

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:

                      2003               2002              2001
                   $________          $________         $________

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years.

                      2003               2002              2001
                   $________          $________         $________

                                      ATSF
                           TB-2 Transamerica Balanced

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, ____%. This amount is reduced by the amount to be reimbursed by the sub-adviser pursuant to the Expense Limitation Agreement with ATFA. ATFA and/or the sub-adviser paid the following amounts for the last three fiscal years:

                                  2003            2002            2001
             ATFA               $________      $________        $________
         Sub-Adviser              2003            2002            2001

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 25% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS
                             YEAR ENDED DECEMBER 31

                      2003               2002              2001
                   $________          $________         $________

                        AFFILIATED BROKERAGE COMMISSIONS
                             YEAR ENDED DECEMBER 31

       2003            %          2002          %         2001          %
      $___           ___%        $___        ___%         N/A         N/A

PORTFOLIO TURNOVER RATE

The portfolio's turnover rate for the last three fiscal years is as follows:

                      2003               2002              2001
                   $________          $________         $________

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as sub-adviser to Transamerica Convertible Securities. TIM, located at 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, is a registered investment adviser, which is wholly owned by Transamerica Investment Services ("TIS"). TIS' parent was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. ATFA is an affiliate of TIM.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2004, between ATFA and TIM. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGERS

GARY U. ROLLE is President and Chief Investment Officer of TIM. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate account in the growth discipline. He joined TIM in 1967. He holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                           TB-3 Transamerica Balanced

HEIDI V. HU, CFA, is Senior Vice President and Head of Fixed Income Investments at TIM. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

JEFFREY S. VAN HARTE, CFA, is Senior Vice President and Head of Equity Investments at TIM. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at TIM, Mr. Van Harte was a securities analyst and trader for TIS. He joined TIM in 1980. Mr. Van Harte received a B.S. in finance from California State University at Fullerton and is a Chartered Financial Analyst.


SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows:

0.35% of the first $250 million of the portfolio's assets;

0.325% over $250 million up to $500 million;

0.30% over $500 million up to $1.5 billion; and

0.25% over $1.5 billion of the portfolio's assets.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:

                      2003               2002              2001
                   $________          $________         $________

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                           TB-4 Transamerica Balanced

MERCURY RELATIVE VALUE (FORMERLY PBHG/NWQ VALUE SELECT)

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies or by entering into repurchase agreements or
(ii) by lending the portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

5. Purchase or sell real estate or real estate limited partnerships (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

7. Borrow money, except from banks for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 10% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 10% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 10% limitation. The portfolio may not purchase additional securities when borrowings exceed 5% of total assets.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) The portfolio may not purchase on margin or sell short.

(B) The portfolio may not invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in illiquid securities, subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

(C) The portfolio may not invest in companies for the purpose of exercising control or management.

(B) The portfolio may not pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

                                      ATSF
                          MRV-1 Mercury Relative Value

(E) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

FEES PAID BY PORTFOLIO (NOTE: Information included is for PBHG/NWQ Value Select, as that portfolio was restructured as Mercury Relative Value on May 1, 2004.)

DIRECTORS' FEES

Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Mercury Relative Value paid $_____ for the fiscal year ended December 31, 2003.

ADVISORY FEES

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the last three fiscal years:

                      2003               2002              2001
                   $________          $________         $________

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees to AEGON/Transamerica Fund Services, Inc. in the following amounts for the last three fiscal years:

                      2003               2002              2001
                   $________          $________         $________

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

ATFA has voluntarily agreed, until at least _________, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, ____%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

                      2003               2002              2001
                   $________          $________         $________

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 10% of total assets.

To secure borrowings, the portfolio may not mortgage or pledge its securities in amounts that exceed 10% of its net assets.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS
                             YEAR ENDED DECEMBER 31

                      2003               2002              2001
                   $________          $________         $________

                                      ATSF
                          MRV-2 Mercury Relative Value

                        AFFILIATED BROKERAGE COMMISSIONS
                             YEAR ENDED DECEMBER 31

          2003          %       2002        %         2001           %
         $___         __%      $___      ___%        $___          ___%

PORTFOLIO TURNOVER RATE

The portfolio's turnover rate for the last three fiscal years is as follows:

                      2003               2002              2001
                   $________          $________         $________

THE SUB-ADVISERS

FUND ASSET MANAGEMENT, L.P., DOING BUSINESS AS MERCURY ADVISORS ("MERCURY"), located at 800 Scudders Mill Road, Plainsboro, NC 08536, serves as sub-adviser to the portfolio pursuant to respective Sub-Advisory Agreements dated May 1, 2004, between ATFA and Mercury. The Agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGERS

The portfolio is managed by D. Tysen Nutt, Jr. Senior Portfolio Manager; Robert
A. Vogel, Jr., Portfolio Manager; Anthony A. Lombardi, Portfolio Manger; Jordan
L. Irving, Portfolio Manager; and Carl D. Rice, Product Specialist.

SUB-ADVISER COMPENSATION

The sub-advisers receive monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is:

0.35% of the first $250 million of the portfolio's assets;
0.325% over $250 up to $750 million; and 0.30% over $750 million of the portfolio's assets.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

                      2003               2002              2001
                   $________          $________         $________

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                          MRV-3 Mercury Relative Value

VAN KAMPEN LARGE CAP CORE (FORMERLY VAN KAMPEN ASSET ALLOCATION)

INVESTMENT RESTRICTIONS

The portfolio may not, as a matter of fundamental policy:

1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

4. Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances. Industry concentration will be determined in accordance with the industry classifications used by the portfolio's benchmark index.

5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans does not exceed 33 1/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

                                      ATSF
                        VKLCC-1 Van Kampen Large Cap Core

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the financial history of the portfolio's predecessor, Endeavor Asset Allocation Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO (NOTE: Information included is for Van Kampen Asset Allocation, as that portfolio was restructured as Van Kampen Large Cap Core on May 1, 2004.)

DIRECTORS' FEES

Each portfolio pays a share of the fees and expenses for the Fund's Board of Directors. Van Kampen Large Cap Core paid fees and expenses for the fiscal period ended December 31, 2003 in the amount of $__________.

ADVISORY FEES

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to this portfolio. ATFA is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Fund's prospectus. The portfolio paid the following amounts for the past three fiscal years:

                      2003               2002              2001
                   $________          $________         $________

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

                      2003               2002              2001
                   $________          $________         $________

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

ATFA has voluntarily undertaken, until at least April 30, 2005, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, _____%.

BORROWING

Subject to its investment restrictions, the portfolio may borrow money from banks for temporary or emergency purposes as permitted by law.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS
                             YEAR ENDED DECEMBER 31

                      2003               2002              2001
                   $________          $________         $________

                                      ATSF
                        VKLCC-2 Van Kampen Large Cap Core

                        AFFILIATED BROKERAGE COMMISSIONS
                             YEAR ENDED DECEMBER 31

          2003           %         2002        %        2001         %
         $___         ___%        $___       __%       $___        ___%

PORTFOLIO TURNOVER RATE

The portfolio's turnover rate for the last three fiscal years is as follows:

                      2003               2002              2001
                   $________          $________         $________

THE SUB-ADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM INC."), located at 1221 Avenue of the Americas, New York, New York 10020, is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as sub-adviser to this portfolio) under the name "Van Kampen." As of December 31, 2003, Van Kampen, together with its affiliated asset management companies, managed assets of approximately $________ billion.

MSIM Inc. serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended between ATFA and MSIM Inc. The agreement will continue in effect from year to year if approved annually.

PORTFOLIO MANAGER

The portfolio is managed by Van Kampen's Large Cap Growth team, including William Auslander (Managing Director) and Jeffrey Alvino (Executive Director), and the Multi-Cap Value team, including B. Robert Baker (Managing Director), Jason S. Leder (Executive Director) and Kevin Holt (Executive Director).

SUB-ADVISER COMPENSATION

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is:

0.30% of the first $250 million of the portfolio's assets;
0.30% over $250 million of the portfolio's assets

SUB-ADVISORY FEES

The sub-adviser received fees for its services for the last three fiscal years in the following amounts:

                      2003               2002              2001
                   $________          $________         $________

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATSF
                       VKLCC-3 Van Kampen Large Cap Core

ADDITIONAL INFORMATION -- ALL PORTFOLIOS

INVESTMENT POLICIES AND STRATEGIES

(This section of this SAI further explains policies and strategies utilized by the portfolios of ATSF. Please refer to each portfolio's prospectus and investment restrictions for the policies and strategies pertinent to a particular portfolio.)

(Each portfolio in the Fund also has its own fees and expenses. Please refer to your specific portfolio's information in this SAI for the information concerning your portfolio.)

LENDING

Each portfolio may lend its portfolio securities subject to the restrictions stated in this Statement of Additional Information. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each portfolio must receive any dividends or interest paid by the issuer on such securities; (c) each portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower.

State laws and regulations may impose additional limitations on borrowings.

Securities loaned by a portfolio remain subject to fluctuations in market value. A portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The portfolios do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A portfolio may also incur expenses in enforcing its rights. If a portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

Some of the portfolios may also lend (or borrow) money to other funds that are managed by their respective sub-adviser, provided such portfolio seeks and obtains permission from the SEC.

BORROWING

Subject to its investment restrictions, each portfolio may borrow money from banks for temporary or emergency purposes. To secure borrowings, a portfolio may not mortgage or pledge its securities in amounts that exceed a certain percentage of its net assets.

The portfolios with a common sub-adviser may also borrow (or lend) money to other portfolios or funds that permit such transactions and are also advised by that sub-adviser, provided each portfolio or fund seeks and obtains permission from the SEC. There is no assurance that such permission would be granted.

Certain portfolios may borrow for investment purposes -- this is called "leveraging." Such portfolio may borrow only from banks, not from other investment companies. There are risks associated with leveraging:

         - If a portfolio's asset coverage drops below 300% of borrowings, the portfolio may be required to sell securities within three days to reduce its debt and restore the 300% coverage, even though it may be disadvantageous to do so.

         - Leveraging may exaggerate the effect on net asset value of any increase or decease in the market value of a portfolio's securities.

         - Money borrowed for leveraging will be subject to interest costs. In certain cases, interest costs may exceed the return received on the securities purchased.

         - A portfolio may be required to maintain minimum average balances in connection with borrowing or to pay a commitment or other fee to maintain a line of credit.

         - Either of these requirements would increase the cost of borrowing over the stated interest rate.

SHORT SALES

Each portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities sold short or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. In making short sales Jennison Growth is not limited to short sales or against the box.

FOREIGN SECURITIES

Subject to a portfolio's investment restrictions and policies, a portfolio may purchase certain foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations that are not ordinarily associated with investing in domestic issuers. These considerations include:

- CURRENCY TRADING COSTS. A portfolio incurs costs in converting foreign currencies into U.S. dollars, and vice versa.

- Different Accounting and Reporting Practices. Foreign companies are generally subject to tax laws and to accounting, auditing and financial reporting standards, practices and requirements different from those that apply in the U.S.

- Less Information Available. There is generally less public information available about foreign companies.

- More Difficult Business Negotiations. A portfolio may find it difficult to enforce obligations in foreign countries or to negotiate favorable brokerage commission rates.

- Reduced Liquidity/Increased Volatility. Some foreign securities are less liquid and their prices more volatile, than securities of comparable U.S. companies.

- Settlement Delays. Settling foreign securities may take longer than settlements in the U.S.

- Higher Custody Charges. Custodianship of shares may cost more for foreign securities than it does for U.S. securities.

- Asset Vulnerability. In some foreign countries, there is a risk of direct seizure or appropriation through taxation of assets of a portfolio. Certain countries may also impose limits on the removal of securities or other assets of a portfolio. Interest, dividends and capital gains on foreign securities held by a portfolio may be subject to foreign withholding taxes.

- Political Instability. In some countries, political instability, war or diplomatic developments could affect investments.

These risks may be greater in emerging countries or in countries with limited or emerging markets, In particular, developing countries have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities. As a result, securities of issuers located in developing countries may have limited marketability and may be subject to abrupt or erratic price fluctuations.

At times, a portfolio's foreign securities may be listed on exchanges or traded in markets which are open on days (such as Saturday) when the portfolio does not compute a price or accept orders for purchase, sale or exchange of shares. As a result, the net asset value of the portfolio may be significantly affected by trading on days when policyholders cannot make transactions.

A portfolio may also purchase American Depositary Receipts ("ADRs"), which are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. A portfolio may also invest in American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") and other types of receipts of shares evidencing ownership of the underlying foreign security.

ADRs and ADSs are subject to some of the same risks as direct investments in foreign securities, including the currency risk discussed above. The regulatory requirements with respect to ADRs and ADSs that are issued in sponsored and unsponsored programs are generally similar but the issuers of unsponsored ADRs and ADSs are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the ADRs and ADSs.

FOREIGN EXCHANGE TRANSACTIONS. To the extent a portfolio invests directly in foreign securities, a portfolio may engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that a portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, a portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes a portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally not covered by insurance otherwise applicable to such institutions.

FOREIGN BANK OBLIGATIONS

A portfolio may invest in foreign bank obligations and obligations of foreign branches of domestic banks. These investments present certain risks.

RISK FACTORS

Risks include the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations.

In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards.

FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract ("forward contract") is used to purchase or sell foreign currencies at a future date as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time a portfolio has exposure to foreign currencies. These contracts can also be used for other purposes; such as to gain exposure to currencies underlying various securities or financial instruments held in a portfolio. Furthermore, forward contracts may be used to gain exposure to interest rate differentials between differing market rates. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate.

RISK FACTORS

Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.

Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a portfolio's limitation on investing in illiquid securities.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis.

"When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

A portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a portfolio until it receives payment or delivery from the other party to any of the above transactions.

The portfolio will segregate with its custodian cash, U.S. Government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. Some of the segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a portfolio may earn income in securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

At the time of settlement, the market value of the security may be more or less than the purchase price. The portfolio bears the risk of such market value fluctuations. These transactions also involve a risk to a portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the portfolio is delayed or prevented from completing the transaction.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to a portfolio's investment restrictions and policies, a portfolio may enter into repurchase or reverse repurchase agreements.

In a repurchase agreement, a portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. A portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a portfolio in connection with bankruptcy proceedings), it is the policy of the portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by a portfolio's sub-adviser.

In a reverse repurchase agreement, a portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time.

Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for temporary or emergency purposes without necessity of selling portfolio securities or to earn additional income on portfolio securities such as U.S. Treasury bills and notes. While a reverse repurchase agreement is outstanding, the portfolio will segregate with its custodian cash and appropriate liquid assets to cover its obligation under the agreement. Reverse repurchase agreements are considered a form of borrowing by the portfolio for purposes of the 1940 Act. A portfolio will enter into reverse repurchase agreements only with parties that the portfolio's sub-adviser deems creditworthy, and that have been reviewed by the Board of Directors of the Fund.

RISK FACTORS

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a portfolio to greater fluctuations in the value of its assets.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

U.S. GOVERNMENT SECURITIES

Subject to a portfolio's investment restrictions or policies, a portfolio may invest in U.S. Government obligations which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that the portfolio may hold include the Federal Housing Administration. Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association ("FNMA").

NON-INVESTMENT GRADE DEBT SECURITIES

Subject to limitations set forth in a portfolio's investment policies, a portfolio may invest its assets in debt securities below the four highest grades ("lower grade debt securities" commonly referred to as "junk bonds"), as determined by Moody's Investors Service, Inc. ("Moody's") (lower than Baa) or Standard & Poor's Corporation ("S&P") (lower than BBB). Bonds and preferred stock rated "B" or "b" by Moody's are not considered investment grade debt securities. (See Appendix B for a description of debt securities ratings.)

Before investing in any lower-grade debt securities, a portfolio's sub-adviser will determine that such investments meet the portfolio's investment objective. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics, and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

The quality limitation set forth in each portfolio's investment policies is determined immediately after the portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the portfolio's investment policies.

CONVERTIBLE SECURITIES

Subject to any investment limitations set forth in a portfolio's policies or investment restrictions, a portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

DECS (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS (Preferred Equity Redeemable Stock, converts into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common falls, while the cap price limits gains when the common rises.

Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a portfolio may invest are subject to the same rating criteria as the portfolio's investment in non-convertible debt securities.

INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each portfolio's investment restrictions and policies:

FUTURES CONTRACTS. A portfolio may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities ("futures contracts"). U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a portfolio will incur brokerage fees when it buys or sells futures contracts.

When a portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts generally would be made to seek to hedge against potential changes in interest or currency exchange rates or the prices of a security or a securities index which might correlate with or otherwise adversely affect either the value of a portfolio's securities or the prices of securities which the portfolio is considering buying at a later date. Futures may also be used for managing a portfolio's exposure to change in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets, or in an effort to enhance income.

The buyer or seller of futures contracts is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of an FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a portfolio, the portfolio may be entitled to return of margin owed to the portfolio only in proportion to the amount received by the FCM's other customers. The portfolio's sub-adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM with which the portfolio does business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.

Although a portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover the portfolio's open futures obligations, the segregated assets would be available to the portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the portfolio's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the portfolio's return could be diminished due to the opportunity cost of foregoing other potential investments.

The acquisition or sale of a futures contract may occur, for example, when a portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the portfolio and thereby preventing a portfolio's net asset value from declining as much as it otherwise would have. A portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a portfolio to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the portfolio could buy equity securities on the cash market. To the extent a portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the portfolio's obligations with respect to futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the portfolio with respect to the futures contracts.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions that could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio's sub-adviser still may not result in a successful use of futures contracts.

Futures contracts entail risks. Although each portfolio's sub-adviser believes that use of such contracts can benefit a portfolio, if the sub- adviser's investment judgment is incorrect, a portfolio's overall performance could be worse than if the portfolio had not entered into futures contracts. For example, if a portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the portfolio and prices increase instead, the portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the portfolio's futures positions. In addition, if the portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to a portfolio.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a portfolio will not match exactly the portfolio's current or potential investments. A portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of the portfolio's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a portfolio's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the portfolio's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with longer settlement periods for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the portfolio's access to other assets held to cover its futures positions also could be impaired.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

Each portfolio intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Such guidelines presently require that to the extent that a portfolio enters into futures contracts or options on a futures position that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the portfolio's net assets.

OPTIONS ON FUTURES CONTRACTS. A portfolio may buy and write options on futures contracts. An option on a futures contract gives the portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual update page securities. See "Options on Securities." Transactions in options on futures contracts generally will be made to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the portfolio's securities or the process of securities which the portfolio is considering buying at a later date. A portfolio may also enter into such transactions for non-hedging purposes (e.g., modify exposure to various currency markets).

The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when a portfolio is not fully invested it may buy a call option on a futures contract to attempt to hedge against a market advance.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the portfolio will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the portfolio's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the portfolio is considering buying. If a call or put option a portfolio has written is exercised, the portfolio will incur loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, a portfolio may buy a put option on a futures contract to attempt to hedge the portfolio's securities against the risk of falling prices.

The amount of risk a portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

FORWARD CONTRACTS. A portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to attempt to minimize the risk to the portfolio from adverse changes in the relationship between the U.S. dollar and other currencies or to gain exposure to currencies underlying various securities or financial instruments held in a portfolio. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. A portfolio may invest in forward currency contracts with stated contract values of up to the value of the portfolio's assets.

A portfolio may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell. A portfolio may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in or exposed to fluctuations in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").

Additionally, when a portfolio's sub-adviser believes that a foreign currency in which portfolio securities are denominated may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward currency contract to sell an amount of that foreign currency (or a proxy currency whose performance is expected to replicate the performance of that currency) for U.S. dollars approximating the value of some or all of the portfolio securities denominated in that currency (not exceeding the value of the portfolio's assets denominated in that currency) or by participating in options or futures contracts with respect to the currency, or, when the portfolio's Sub-Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency for a fixed U.S. dollar amount ("position hedge"). This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in the foreign currency.

A portfolio also may enter into a forward currency contract with respect to a currency where the portfolio is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge").

In any of the above circumstances a portfolio may, alternatively, enter into a forward currency contract with respect to a different foreign currency when a portfolio's Sub-Adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the portfolio are denominated ("cross-hedge"). For example, if a portfolio's sub-adviser believes that a particular foreign currency may decline relative to the U.S. dollar, a portfolio could enter into a contract to sell that currency or a proxy currency (up to the value of the portfolio's assets denominated in that currency) in exchange for another currency that the sub-adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting a portfolio's currency exposure from one foreign currency to another removes the portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the portfolio if the portfolio's sub-adviser's projection of future exchange rates is inaccurate.

A portfolio also may enter into forward contracts to buy or sell at a later date instruments in which a portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.

A portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the account will be equal to the amount of the portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated assets, a portfolio may buy call options permitting the portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the portfolio may buy put options permitting the portfolio to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a portfolio's ability to utilize forward contracts in the manner set forth in the prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for a portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a portfolio's foreign currency denominated portfolio securities.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, a portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the portfolio's assets.

Also, with regard to a portfolio's use of cross-hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the portfolio's assets that are subject of the cross-hedging transactions are denominated.

OPTIONS ON FOREIGN CURRENCIES. A portfolio may buy put and call options and may write covered put and call options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a portfolio may buy put options on the foreign currency. If the value of the currency declines, the portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to a portfolio's option position, the portfolio could sustain losses on transactions in foreign currency options which would require that the portfolio lose a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to a portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A portfolio may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the portfolio would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a portfolio also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

A portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a portfolio is "covered" if the portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the portfolio in cash or high-grade liquid assets in a segregated account with the Fund's custodian.

A portfolio may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the portfolio collateralizes the option by maintaining segregated assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

A portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the portfolio is permitted to invest directly. A portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the portfolio's sub-adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by a portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the portfolio's obligations under an option written by the portfolio, as the case may be, will be subject to the portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the portfolio to effect an offsetting transaction at the time when the portfolio's sub-adviser believes it would be advantageous for the portfolio to do so.

OPTIONS ON SECURITIES. In an effort to protect the value of portfolio securities or to enhance returns, a portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over-the-counter ("OTC"). A portfolio may write and buy options on the same types of securities that the portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on a portfolio's writing and buying options on securities.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

A put option written by a portfolio is "covered" if the portfolio (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a portfolio is "covered" if the portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the portfolio in cash and high-grade liquid assets in a segregated account with its custodian.

A portfolio collateralizes its obligation under a written call option by segregating with its custodian cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily.

If a put or call option written by a portfolio were exercised, the portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit a portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit a portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If a portfolio desires to sell a particular security on which the portfolio has written a call option, the portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

A portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; a portfolio may realize a loss from a closing transaction if the price of the purchase transaction is less than the premium paid to buy the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the portfolio.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a portfolio would have to exercise the options in order to realize any profit. If a portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A portfolio may write options in connection with buy-and-write transactions; that is, a portfolio may buy a security and then write a call option against that security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the portfolio may elect to close the position or take delivery of the security at the exercise price and a portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, a portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A portfolio may buy call options to attempt to hedge against an increase in the price of securities that the portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the portfolio.

In purchasing an option, a portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option brought by a portfolio were permitted to expire without being sold or exercised, the portfolio would lose the amount of the premium.

Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

INTEREST RATE SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of a portfolio's investments from interest rate or currency exchange rate fluctuations, a portfolio may enter into interest rate swaps, and may buy or sell interest rate caps and floors. A portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date. A portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Swap and swap-related products are specialized OTC instruments and their use involves risks specific to the markets in which they are entered into. A portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value of at least equal to the accrued excess will be segregated with the Fund's custodian. If a portfolio enters into an interest rate swap on other than a net basis, the portfolio would segregate assets in the full amount accrued on a daily basis of the portfolio's obligations with respect to the swap. A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a portfolio will have contractual remedies pursuant to the agreements related to the transaction.

For purposes of applying a portfolio's investment policies and restrictions (as stated in the prospectuses and this SAI), swap agreements are generally valued by the portfolios at market value. In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), however, the portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate with the custodian cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the portfolio's obligations with respect to any caps or floors.

Interest rate swap transactions are subject to limitations set forth in each portfolio's policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that the portfolio contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

In addition to the instruments, strategies and risks described in this Statement of Additional Information and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts, and other hedging techniques, that become available as each portfolio's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. A sub-adviser may use these opportunities to the extent they are consistent with each portfolio's respective investment objective and are permitted by each portfolio's respective investment limitations and applicable regulatory requirements.

SUPRANATIONAL AGENCIES. A portfolio may invest up to 25% of its assets in debt obligations of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.

INDEX OPTIONS. In seeking to hedge all or a portion of its investments, a portfolio may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the portfolios. The portfolios with such option writing authority may write only covered options. A portfolio may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A portfolio may purchase and write put and call options on securities indexes or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by
(ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a portfolio realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a portfolio of options on securities indices is subject to the sub-adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a portfolio to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a portfolio will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the sub-adviser desires that a portfolio engage in such a transaction.

WEBS AND OTHER INDEX-RELATED SECURITIES. A portfolio may invest in shares in an investment company whose shares are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. The portfolios also may invest in the CountryBaskets Index Fund, Inc., or another fund the shares of which are the substantial equivalent of WEBS. A portfolio may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the underlying index of the SPDR. A portfolio investing in a SPDR would be entitled to the dividends that accrue to the underlying index stocks in the underlying portfolio, less trust expenses.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, securities indices, and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the portfolios invest. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a portfolio may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a portfolio as the possible loss of the entire premium paid for an option bought by the portfolio, the inability of the portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a portfolio will be able to use those instruments effectively for the purposes set forth above.

In connection with certain of its hedging transactions, assets must be segregated with the Fund's custodian bank to ensure that the portfolio will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the portfolio's assets could impede implementation of the portfolio's investment policies or the portfolio's ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

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The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to any limitations set forth in the policies and investment restrictions for a portfolio, a portfolio may invest in zero coupon, pay-in-kind or step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, and liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Because they do not pay current income, the price of pay-in-kind securities can be very volatile when interest rates change.

Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code, each portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a portfolio's expenses could be allocated and to reduce the rate of return for the portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the portfolio to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

WARRANTS AND RIGHTS

Subject to its investment limitations, a portfolio may invest in warrants and rights. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

Warrants and rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to the expiration date.

MORTGAGE-BACKED SECURITIES

Subject to a portfolio's investment restrictions and policies, a portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or institutions such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("GNMA") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") certificates, are not.

Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the portfolio. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.

The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

ASSET-BACKED SECURITIES

Subject to a portfolio's investment restrictions and policies, asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (e.g., loans) are subject to prepayments that shorten the securities' weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. A portfolio will invest its assets in asset-backed securities subject to any limitations set forth in its investment policies or restrictions.

PASS-THROUGH SECURITIES

Subject to a portfolio's investment restrictions and policies, a portfolio may invest its net assets in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the portfolio. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The portfolio will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. Government.

FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. Government.

OTHER INCOME PRODUCING SECURITIES

Subject to each portfolio's investment restrictions and policies, other types of income producing securities that a portfolio may purchase include, but are not limited to, the following types of securities:

VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

STANDBY COMMITMENTS. These instruments, which are similar to a put, give a portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the portfolio at a specified price.

TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

INVERSE FLOATERS. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. A portfolio will not invest more than 5% of its assets in inverse floaters.

A portfolio will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of its portfolio. (See Appendix A regarding income producing securities in which a portfolio may invest.)

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, a portfolio may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 ("1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Fund's Board of Directors has authorized each portfolio's sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Directors. Under the guidelines, the portfolio's sub-adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The portfolio may be restricted in its ability to sell such securities at a time when a portfolio's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a portfolio may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

OTHER INVESTMENT COMPANIES

In accordance with certain provisions of the 1940 Act, certain portfolios may invest up to 10% of their total assets, calculated at the time of purchase, in the securities of investment companies. The 1940 Act also provides that a portfolio generally may not invest (i) more than 5% of its total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. A portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the portfolio. However, if the Janus Growth or Janus Global portfolios invests in a Janus money market fund, Janus Capital will remit to such portfolio the fees it receives from the Janus money market fund to the extent such fees are based on the portfolio's assets.

BANK AND THRIFT OBLIGATIONS

Bank and thrift obligations in which a portfolio may invest are limited to dollar-denominated certificates of deposit, time deposits and bankers' acceptances issued by bank or thrift institutions. Certificates of deposit are short-term, unsecured, negotiable obligations of commercial banks and thrift institutions. Time deposits are non-negotiable deposits maintained in bank or thrift institutions for specified periods of time at stated interest rates. Bankers' acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.

Bank and thrift obligations in which the portfolio invests may be, but are not required to be, issued by institutions that are insured by the Federal Deposit Insurance Corporation (the "FDIC"). Bank and thrift institutions organized under Federal law are supervised and examined by Federal authorities and are required to be insured by the FDIC. Institutions organized under state law are supervised and examined by state banking authorities but are insured by the FDIC only if they so elect. State institutions insured by the FDIC are subject to Federal examination and to a substantial body of Federal law regulation. As a result of Federal and state laws and regulations, Federally insured bank and thrift institutions are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks and of United Kingdom branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and United Kingdom branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. Certificates of deposit issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed by that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

A portfolio may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are Federally insured, provided the obligation of any single institution does not exceed the Federal insurance coverage of the obligation, presently $100,000.

INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

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RISK FACTORS

Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; over-building; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.

REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for damages resulting from, environmental problems, casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (See "Debt Securities and Fixed-Income Investing" below.

VARIABLE RATE MASTER DEMAND NOTES

Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a portfolio and the issuer, they are not normally traded.

Although no active secondary market may exist for these notes, a portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.

In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.

RISK FACTORS

In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

DEBT SECURITIES AND FIXED-INCOME INVESTING

Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. Government, its agencies and instrumentalities; or foreign governments; asset-backed securities; CMOs; zero coupon bonds; floating rate, inverse floating rate and index obligations; "strips"; structured notes; pay-in-kind and step securities.

Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change. For instance, bonds paying interest at a specified rate that does not change are fixed-income securities. When a debt security is purchased, the portfolio owns "debt" and becomes a creditor to the company or government.

Fixed-income securities generally include short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, or preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period of time. A portfolio may vary the average maturity of its portfolio of debt securities based on the sub-adviser's analysis of interest rate trends and factors.

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Bonds rated Baa by Moody's or BBB by S&P are considered medium grade obligations
i.e., they are neither highly protected nor poorly secured. Interest payment prospects and principal security for such bonds appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics. (See Appendix B for a description of debt securities ratings.)

RISK FACTORS

Investments in debt securities are generally subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which the portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of debt securities, whereas a decline in interest rates will tend to increase their value.

Generally, shorter-term securities are less sensitive to interest rate changes, but longer-term securities offer higher yields. A portfolio's share price and yield will also depend, in part, on the quality of its investments in debt securities.

Such securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in the portfolio's share price will depend upon the extent of the portfolio's investment in such securities.

STRUCTURED NOTES

The values of the structured notes in which a portfolio may invest are linked to equity securities or equity indices ("reference instruments"). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

RISK FACTORS

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero; and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

HIGH-YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (or "junk bonds") are debt securities rated below investment grade by the primary rating agencies (such as S&P and Moody's). (See Appendix B for a description of debt securities rating.)

RISK FACTORS

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investment.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged.

In the event of a default, a portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality bonds. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher quality securities.

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TRADE CLAIMS

Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. Trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

RISK FACTORS

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities that generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

BRADY BONDS

Subject to its investment policies and restrictions, a portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

COLLATERALIZED MORTGAGE OBLIGATIONS

Collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. Generally, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or maybe collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a Portfolio may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.

COLLATERALIZED DEBT OBLIGATIONS

A portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below-investment-grade, fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a portfolio as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and a portfolio's prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

DOLLAR ROLL TRANSACTIONS

A portfolio may enter into "dollar roll" transactions, which consist of the sale by the portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a portfolio agrees to buy a security on a future date.

A portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. (The Transamerica U.S. Government Securities Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.)

Dollar rolls are treated for purposes of the 1940 Act as borrowings of a portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a portfolio. For example, while a portfolio receives a fee as consideration for agreeing to repurchase the security, the portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a portfolio, thereby effectively charging the portfolio interest on its borrowing. Further, although a portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the portfolio's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a portfolio is able to purchase them. Similarly, the portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a portfolio, the security that the portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

EXCHANGE TRADED FUNDS (ETFS)

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

HYBRID INSTRUMENTS

Subject to its investment restrictions and strategies, a portfolio may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.

INDEXED SECURITIES

A portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS

Subject to its investment restrictions and strategies, a portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. A portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date. A portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the portfolio may be obligated to pay. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the investment advisers to the portfolios and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.

MUNICIPAL FIXED-INCOME SECURITIES

Subject to its investment restrictions and strategies, a portfolio may invest in municipal bonds of any state, territory or possession of the United States ("U.S."), including the District of Columbia. The portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.

Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

A portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch IBCA, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the portfolio. Neither event would require the portfolio to sell the bond, but the portfolio's investment adviser would consider such events in determining whether the portfolio should continue to hold it.

The ability of the portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the portfolio.

From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the portfolio. If such legislation were passed, the Fund's Board of Directors may recommend changes in the portfolio's investment objectives and policies.

NON-MORTGAGE ASSET-BACKED SECURITIES

Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

PASSIVE FOREIGN INVESTMENT COMPANIES

A portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Portfolio held its investment. In addition, the Portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, the portfolio intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The portfolio will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.

PREFERRED STOCKS

A portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed; and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

LOAN PARTICIPATIONS

Certain portfolios may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the portfolio intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the portfolio has direct recourse against the corporate borrower, the portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the portfolio were determined to be subject to the claims of the agent bank's general creditors, the portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the portfolio does not receive scheduled interest or principal payments on such indebtedness, the portfolio's share price and yield could be adversely affected. Loans that are fully secured offer the portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the portfolio bears a substantial risk of losing the entire amount invested.

The portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, the portfolio generally will treat the corporate borrower as the "issuer" of indebtedness held by the portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the portfolio and the corporate borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the portfolio to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what a sub-adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the portfolio currently intend to treat indebtedness for which there is no readily available markets as illiquid for purposes of the portfolio's limitation or illiquid investments. Investments in loan participations are considered to debt obligations for purposes of the portfolio's investment restrictions relating to the lending of funds or assets by the portfolio.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the portfolio. For example, if a loan is foreclosed, the portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on the sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

CREDIT DEFAULT SWAPS

Certain portfolios may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

EVENT-LINKED BONDS

Certain portfolios may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

MANAGEMENT OF THE FUND DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors. Subject to the supervision of the Board of Directors, the assets of each portfolio are managed by an investment adviser and sub-advisers, and by portfolio managers. The Board of Directors is responsible for managing the business and affairs of the Fund and oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-adviser. Information about the Directors and Officers of the Fund is as follows:

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                              POSITION(S)   TERM OF OFFICE                                           COMPLEX
                               HELD WITH    AND LENGTH OF          PRINCIPAL OCCUPATION(S)         OVERSEEN BY   OTHER DIRECTORSHIPS
   NAME, ADDRESS AND AGE         FUND*       TIME SERVED             DURING PAST 5 YEARS             DIRECTOR      HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED DIRECTORS

*Thomas P. O'Neill            Director      Indefinite**     President, AEGON Financial Services       89               N/A
   1111 North Charles Street                2003-present     Group, Inc., Financial Institution
   Baltimore, MD 21201-5574                                  Division; Trustee, Transamerica IDEX
   (DOB 3/11/58)                                             Mutual Funds (TA IDEX); Director,
                                                             Transamerica Income Shares, Inc.
                                                             (TIS); Director, National Aquarium
                                                             of Baltimore


*Brian C. Scott               Director,     Indefinite**     Trustee, President and Chief              90               N/A
   4333 Edgewood Road NE      President &   Director         Executive Officer, TA IDEX; President
   Cedar Rapids, IA 52499     Chief         2003-present     and Director, TIF; Director,
(DOB 9/29/43)*                Executive     President, CEO   President & CEO, Endeavor Management
                              Officer       2002-present     Co. (2001-2002); Chief Executive
                                                             Officer, Transamerica Investors, Inc.
                                                             (TII); Manager, Transamerica
                                                             Investment Management, LLC (TIM);
                                                             Director, President & Chief
                                                             Executive Officer, TIS,
                                                             AEGON/Transamerica Fund Advisers,
                                                             Inc. (ATFA), AEGON/Transamerica
                                                             Investor Services, Inc. (ATIS) &
                                                             AEGON/Transamerica Fund Services,
                                                             Inc. (ATFS); Chief Marketing
                                                             Director, AUSA Financial Markets


                                                     INDEPENDENT DIRECTORS

Peter R. Brown                Chairman,     Indefinite**     Chairman of the Board, Peter Brown        90               N/A
11180 6th Street East         Director      From 1986 to     Construction Company (1963- 2000);
Treasure Island, FL                         present          Chairman  & Trustee, TA IDEX;
33706                                                        Chairman & Director, TIS &
(DOB 5/10/28)                                                TIF; Rear Admiral (Ret.) U.S. Navy
                                                             Reserve, Civil Engineer Corps.

Charles C. Harris             Director      Indefinite**     Trustee, TA IDEX; Director TIS;           89               N/A
35 Winston Drive                            From 1986 to
Clearwater, FL 33756                        present
(DOB 1/15/30)

Russell A. Kimball, Jr.       Director      Indefinite**     Trustee, TA IDEX; Director, TIS;          89               N/A
1160 Gulf Boulevard                         From 1986 to     General Manager, Sheraton Sand
Clearwater Beach, FL                        present          Key Resort (1975 - present).
34630
(DOB 8/17/44)

William W. Short, Jr.         Vice          Indefinite**     Trustee, TA IDEX; Director, TIS;          89               N/A
7882 Lantana Creek Road       Chairman,     From 2000 to     Retired Corporate CEO & Chairman
Largo, FL 33777               Director      present          of the Board, Shorts, Inc.
(DOB 2/25/36)

Daniel Calabria               Director      Indefinite**     Trustee, TA IDEX; Director, TIS;          89               N/A
7068 S. Shore Drive S.                      From 2001 to     Trustee (1993-present) &
South Pasadena, FL                          present          President (1993-1995),
33707                                                        Florida Tax Free
(DOB 3/05/36)                                                Funds.

Janice B. Case                Director      Indefinite**     Trustee; TA IDEX; Director, TIS;          89        Central Vermont
205 Palm Island NW                          From 2001 to     Senior Vice President (1996-2000),                  Public Service Co.
Clearwater, FL 33767                        present          Vice President (1990-1996),
(DOB 9/27/52)                                                Director of Customer Service
                                                             & Marketing (1987-1990),
                                                             Florida Power Corporation;
                                                             Director, Central Vermont Public
                                                             Service Co. (Audit Committee);
                                                             Director, Western Electricity
                                                             Coordinating Council (Chairman,
                                                             Human Resources and
                                                             Compensation Committee)

Leo J. Hill                   Director      Indefinite**     Trustee, TA IDEX; Director, TIS;          89               N/A
2201 N. Main St.                            From 2001 to     Owner & President, Prestige
Gainesville, FL 32609                       present          Automotive Group (2001 -
(DOB 3/27/56)                                                present); Market President
                                                             (1997-1998), NationsBank;
                                                             President & CEO (1994-1998),
                                                             Barnett Bank of the Treasure
                                                             Coast, FL

* May be deemed as "interested person" of the Fund as defined in the 1940 Act due to employment with an affiliate of ATFA.

** Each Director serves an indefinite term until his or her successor is elected or (in some cases) until he/she reaches the mandatory retirement age.

OFFICERS*

                                                    TERM OF               PRINCIPAL OCCUPATION(S) OR
NAME, AGE AND ADDRESS    POSITION HELD WITH FUND    OFFICE              EMPLOYMENT DURING PAST 5 YEARS
---------------------    -----------------------    ----------    -----------------------------------------------
John K. Carter           Senior Vice                From 1999     General Counsel, Sr. Vice President &
(DOB 4/24/61)            President, General         to present    Secretary. TA IDEX & TIS; Vice President &
                         Counsel &                                Secretary, TIF; Vice President & Sr. Counsel,
                         Secretary                                Western Reserve Life Assurance Co. of Ohio
                                                                  (WRL); Director, General Counsel, Sr. Vice
                                                                  President & Secretary, ATFA, ATIS & ATFS; Vice
                                                                  President, AFSG; Vice President, Secretary &
                                                                  Anti-Money Laundering Officer, TII; Vice President &
                                                                  Counsel (1997-1999), Salomon Smith Barney.

Kim D. Day               Vice President,            From 2003     Vice President, Treasurer & Principal Financial
(DOB 8/2/55)             Treasurer                  to present    Officer, TA IDEX & TIS; Vice President &
                         & Principal                              Treasurer, ATFS, ATFA, TII & ATIS; Asst. Vice
                         Financial Officer                        President, WRL.

* The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of the Fund receives any compensation paid by the Fund.

COMMITTEES OF THE BOARD

The Directors are responsible for major decisions relating to the portfolio's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Directors has five standing committees that each perform specialized functions: an Audit Committee, Nominating Committee, Valuation Committee, Compensation Committee and Executive Committee.

The Nominating Committee will consider nominees for independent directors as recommended by shareholders. Recommendations should be submitted to the Committee in care of the Fund's Secretary and must be received by December 31, 2003.

                                                                                                     NO. OF MEETINGS HELD
 COMMITTEE                          FUNCTIONS                               MEMBERS                DURING LAST FISCAL YEAR
 ---------                          ---------                               -------                -----------------------
Audit                Review the financial reporting process,     Peter R. Brown, Chairman;                     2
                     the system of internal control, the audit   Charles C. Harris; Leo J.
                     process, and the ATSF process for           Hill; Russell A. Kimball, Jr.;
                     monitoring compliance with investment       Daniel Calabria and William W.
                     restrictions and applicable laws and the    Short, Jr.
                     ATSF Code of Ethics.

Nominating           Nominates and evaluates independent         Peter R. Brown, Chairman;                     2
                     Director candidates.                        Daniel Calabria; Charles C.
                                                                 Harris; Russell A. Kimball,
                                                                 Jr.; and William W. Short, Jr.

Compensation         Reviews compensation arrangements for       Peter R. Brown; Daniel                        1
                     each Director.                              Calabria; Russell A. Kimball,
                                                                 Jr.; Janice B. Case; Charles
                                                                 C. Harris; Leo J. Hill; &
                                                                 William W. Short, Jr.

Valuation            Determines the value of any of the          Certain officers of ATSF and                 44
                     portfolio's securities and assets for       ATFA, who serve at the
                     which market quotations are not readily     pleasure of the Board of
                     available or for which valuation cannot     Directors
                     otherwise be provided.

                                                                                                     NO. OF MEETINGS HELD
 COMMITTEE                          FUNCTIONS                               MEMBERS                DURING LAST FISCAL YEAR
 ---------                          ---------                               -------                -----------------------
Proxy Voting         Provides the Fund's consent to vote in      Janice Case, Dan Calabria, Leo                1
                     matters where the Adviser or Sub-Adviser    Hill & Peter Brown
                     seeks such consent because of a conflict
                     of interest that arises in connection
                     with a particular vote, or for other
                     reasons.  The Proxy Committee also may
                     review the Adviser's and each
                     Sub-Adviser's proxy voting policies and
                     procedures in lieu of submission of the
                     policies and procedures to the entire
                     Board for approval.

DIRECTOR OWNERSHIP OF EQUITY SECURITIES

The Directors of the Fund did not beneficially own shares of any portfolio of the Fund, except as set forth in the following table:

                                                DOLLAR RANGE OF         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                            EQUITY SECURITIES IN THE       REGISTERED INVESTMENT COMPANIES OVERSEEN BY
            NAME OF DIRECTOR                      PORTFOLIOS*               DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
            ----------------                      -----------               ------------------------------------------
Peter R. Brown...........................             ___                                      ___
Daniel Calabria..........................             ___                                      ___
Janice B. Case...........................             ___                                      ___
Charles C. Harris........................             ___                                      ___
Leo J. Hill..............................             ___                                      ___
Russell A. Kimball, Jr...................             ___                                      ___
Larry N. Norman**........................             ___                                      ___
Thomas P. O'Neill**                                   ___                                      ___
Brian C. Scott**                                      ___                                      ___
William W. Short, Jr.....................             ___                                      ___

*        As of December 31, 2003.

** Interested Directors as defined in the 1940 Act due to employment with an ATFA affiliate.

CONFLICTS OF INTEREST

The following table sets forth information about securities owned beneficially or of record by each Independent Director or members of his or her immediate family representing interests in the Investment Adviser, Sub-Adviser or Distributor of the Fund, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Director's spouse, children residing in the Director's household and dependents of the Director.

                             NAME OF OWNERS AND                           TITLE OF       VALUE OF      PERCENT OF
NAME OF DIRECTOR          RELATIONSHIPS TO DIRECTOR       COMPANY           CLASS       SECURITIES*       CLASS
----------------          -------------------------       -------         --------      -----------     ---------
Peter R. Brown             Marina D. Brown, Spouse                                          ___
Charles C. Harris          N/A                                                              ___
Russell A. Kimball, Jr.    Martha A. Kimball, Spouse                                        ___
William W. Short, Jr.      Joyce J. Short, Spouse                                           ___
Daniel Calabria            N/A                                                              ___
Janice B. Case             N/A                                                              ___
Leo J. Hill                N/A                                                              ___

*        As of December 31, 2003.

                               COMPENSATION TABLE

                                                          PENSION OR                TOTAL
                                                          RETIREMENT            COMPENSATION
                                          AGGREGATE        BENEFITS             FROM FUND AND
                                                           ACCRUED
           NAME OF PERSON,               COMPENSATION   AS PART OF FUND          FUND COMPLEX
              POSITION                   FROM FUND(1)      EXPENSES(2)        PAID TO DIRECTOR(3)
              --------                   ------------      ------------       -------------------
Peter R. Brown, Director, Chairman           ___              ___                      ___
Daniel Calabria, Director                    ___              ___                      ___
Charles C. Harris, Director                  ___              ___                      ___
William W. Short, Jr., Director, Vice        ___              ___                      ___
 Chairman
Janice B. Case, Director                     ___              ___                      ___
Russell A. Kimball, Jr., Director            ___              ___                      ___
Leo J. Hill, Director                        ___              ___                      ___

(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Directors for the year ended December 31, 2003 were as follows: Peter Brown $____; Daniel Calabria $_____; Charles Harris $_____|; William Short $_____; Janice Case $_____; Russell Kimball $_____; and Leo Hill $_______.

(2)      The plan became effective January 1, 1996.

(3) A fund complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to directors who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund, or Transamerica IDEX Mutual Funds (formerly IDEX Mutual Funds) to a disinterested Director or Trustee on a current basis for services rendered as director. Deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of Transamerica IDEX Mutual Funds (without imposition of sales charge), as elected by the Director. As of December 31, 2003, the Directors and officers of the Fund beneficially owned in the aggregate less than 1% of the Fund's shares through ownership of policies and annuity contracts indirectly invested in the Fund.

CODE OF ETHICS

The Fund, ATFA, and AFSG have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. See "Personal Securities Transactions" below.

PROXY VOTING POLICIES AND PROCEDURES

ATSF uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by ATSF (or portion thereof) in its funds. The proxy voting policies and procedures of the portfolio's investment adviser and sub-adviser are attached hereto as Appendix C.

  ATSF PROXY VOTING POLICIES AND PROCEDURES - ADOPTED EFFECTIVE JUNE 10, 2003.

I.       STATEMENT OF PRINCIPLE

ATSF seeks to assure that proxies received by the portfolio are voted in the best interests of the portfolio's stockholders and have accordingly adopted these procedures.

II.      DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES

The portfolio delegates the authority to vote proxies related to portfolio securities to AEGON/Transamerica Fund Advisers, Inc. (the "Adviser"), as investment adviser to ATSF, which in turn delegates proxy voting authority for most portfolios of ATSF to the sub-adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Directors of ATSF adopts the proxy voting policies and procedures of the adviser and sub-advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of ATSF.

III.     PROXY COMMITTEE

The Board of Directors of ATSF has appointed a committee of the Board (the "Proxy Committee") for the purpose of providing the funds' consent to vote in matters where the adviser or sub-adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Committee also may review the adviser's and each sub-adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

IV.      ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS

The Board of Directors of ATSF or the Proxy Committee of ATSF will review on an annual basis the proxy voting policies of the adviser and sub-advisers applicable to ATSF.

THE INVESTMENT ADVISER

The information that follows supplements the information provided about the investment adviser under the caption "Management of the Fund -- Investment Adviser" in the prospectus.

ATFA, located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as the investment adviser to each portfolio of the Fund pursuant to an Investment Advisory Agreement dated January 1, 1997, as amended, with the Fund. The investment adviser is directly owned by WRL (78%) and AUSA Holding Company ("AUSA") (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

The Investment Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each portfolio of the Fund on December 16, 1996 (portfolios that commenced operations prior to that date) (and on the date of commencement of operations of each portfolio subsequent to that date). The Investment Advisory Agreement provides that it will continue in effect from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).

While the investment adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the investment adviser, subject to review by the Board of Directors, is responsible for the actual management of the Fund and has responsibility for making decisions to buy, sell or hold any particular security. The investment adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

PAYMENT OF EXPENSES. Under the terms of the Investment Advisory Agreement, the investment adviser is responsible for providing investment advisory services and furnishing office space for officers and employees of the investment adviser connected with investment management of the portfolios.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS. The Board, including a majority of the directors who are not parties to such agreements or interested persons of any such party (as defined in the Investment Company Act of 1940) (the "Independent Directors"), considered whether to approve the Fund's investment advisory and sub-advisory agreements, with the assistance of independent counsel to the Independent Directors. The Board considered the advisory fee structure of each of the portfolios in light of a variety of factors, including (a) the nature and quality of services provided to the Fund, its portfolios, and their respective shareholders; (b) the investment adviser's costs in providing those services; (c) the economies of scale, if any, realized by the investment adviser; (d) the advisory fees compared to other similar mutual funds; and (e) other benefits derived in connection with the investment adviser's (or sub-adviser's) relationship with the Fund.

As part of its consideration of the quality of services provided to the Fund, portfolios and shareholders by the adviser and sub-advisers, the Board reviewed the relative performance of each of the portfolios. The Board also reviewed the adviser's profitability with respect to each portfolio and on an aggregate basis, and the Board, including a majority of the independent directors, considered the adviser's profits to be reasonable in relation to the nature, quality, and costs of the adviser's services.

As part of its consideration of economies of scale and advisory fees, the Board also considered the expense ratios of the Funds and the costs incurred by the adviser as a result of any voluntary expense limitations the adviser has imposed. In comparing the expense ratio of each of the Funds to other mutual funds, the Board, including a majority of the Independent Directors, took into account that the expense ratios compared favorably to those of other funds.

EACH PORTFOLIO PAYS: all expenses incurred in connection with the formation and organization of a portfolio, including the preparation (and filing, when necessary) of the portfolio's contracts, plans, and documents, conducting meetings of organizers, directors and shareholders; preparing and filing the post-effective amendment to the Fund's registration statement effecting registration of a portfolio and its shares under the 1940 Act and the 1933 Act and all other matters relating to the information and organization of a portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under Federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Fund pays to its Directors who are not "interested persons," as that phrase is defined in the 1940 Act, of the Fund or ATFA; compensation of the Fund's custodian, administrative and transfer agent, registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Fund in accordance with Rule 12b-1 under the 1940 Act; expenses of shareholders' meetings and of preparing, printing, and distributing notices, proxy statements and reports to shareholders; expenses of preparing and filing reports with federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the 1933 Act and the securities laws of any states or territories, subsequent to the effectiveness of the initial registration statement under the 1933 Act; all costs involved in preparing and printing prospectuses of the Fund; extraordinary expenses; and all other expenses properly payable by the Fund or the portfolios.

REIMBURSEMENT AGREEMENT. Effective May 1, 2000, the investment adviser entered into an agreement with the Fund on behalf of, and pursuant to which, the investment adviser will be reimbursed for operating expenses paid on behalf of a portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2002, and automatically renews for one-year terms unless terminated by a 30-day written notice to the Fund.

SERVICE AGREEMENT. Effective January 1, 1997, as amended, the Fund entered into an Administrative Services and Transfer Agency Agreement ("Services Agreement") with ATFS, an affiliate of ATFA and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. The Services Agreement was approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996. Under this Agreement, ATFS shall furnish to each portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. ATFS is reimbursed by the Fund monthly on a cost-incurred basis.

DISTRIBUTION AGREEMENT. Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52494. The Distribution Plan and related Agreements were approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 as amended by the Board March 29, 1999, and the Distribution Plan was approved by the shareholders of each portfolio of the Fund on December 16, 1996 (by all portfolios that had commenced operations on that date). AFSG is an affiliate of ATFA.

ATSF has two classes of shares for each portfolio in its series, Initial Class and Service Class. Each class is identical except that Service Class has a distribution plan or "Rule 12b-1 Plan" which is described in the prospectus.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolios, will reimburse AFSG and/or various service providers after each calendar month for certain Fund distribution expenses incurred or paid by them, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each portfolio in connection with the distribution of the Initial Class shares of the portfolios.

For the sale and distribution of Service Class shares, the Fund may pay to the various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution expenses for which AFSG may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Fund's prospectus and statement of additional information to potential investors; developing and preparing Fund advertisements; sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Fund shares; the development of consumer-oriented sales materials describing and/or relating to the Fund; and expenses attributable to "distribution-related services" provided to the Fund, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Fund shares.

AFSG submits to the Directors of the Fund for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each portfolio. AFSG allocates to each portfolio distribution expenses specifically attributable to the distribution of shares of such portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular portfolio are allocated among the portfolios, based upon the ratio of net asset value of each portfolio to the net asset value of all portfolios, or such other factors as AFSG deems fair and are approved by the Fund's Board of Directors. As of May 1, 2002, the Fund has not paid any distribution fees under the Distribution Plan, and does not intend to do so for Initial Class shares before April 30, 2004. The Fund may, however, pay fees relating to Service Class shares. Prior to AFSG seeking reimbursement of future expenses, Policyowners will be notified in advance.

THE SUB-ADVISERS

Each sub-adviser serves, pursuant to a respective Sub-Advisory Agreement between ATFA and such respective sub-adviser, on behalf of each portfolio. The Sub-Advisory Agreements were approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each portfolio of the Fund on December 16, 1996 (for portfolios that had commenced operations prior to that date) and on the commencement of operations date of each subsequent portfolio. The Sub-Advisory Agreements provide that they will continue in effect if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each portfolio and (b) by a majority of the Directors who are not parties to such Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreements may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each portfolio and terminate automatically in the event of their assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement. The agreements may also be terminated under the term of an Exemptive Order granted by the SEC under section 6(c) of the 1940 Act from section 15(a) and rule 18f-2 under the 1940 Act (Release #23379).

Pursuant to the Sub-Advisory Agreements, each sub-adviser provides investment advisory assistance and portfolio management advice to the investment adviser for their respective portfolio(s). Subject to review by the investment adviser and the Board of Directors of the Fund, the sub-advisers are responsible for the actual management of their respective portfolio(s) and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under their Sub-Advisory Agreement such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the respective portfolio(s).

Each sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

PERSONAL SECURITIES TRANSACTIONS

The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Fund's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's sub-advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. The Board is required to review and approve the Code of Ethics for each sub-adviser. Each sub-adviser is also required to report to the Fund's Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.

ADMINISTRATIVE AND TRANSFER AGENCY SERVICES

Effective January 1, 1997, as amended, the Fund entered into an Administrative Services and Transfer Agency Agreement with ATFS, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of ATFA, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. Under this Agreement, ATFS shall furnish to each portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. ATFS is reimbursed by the Fund monthly on a cost incurred basis.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.

A sub-adviser may engage in a significant number of short-term transactions if such investing serves a portfolio's objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio; these charges are ultimately borne by the policyowners.

In computing the portfolio turnover rate for a portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the portfolio during the fiscal year.

There are no fixed limitations regarding the portfolio turnover rates of the portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each portfolio may be disposed of when they are no longer deemed suitable.

PLACEMENT OF PORTFOLIO BROKERAGE

Subject to policies established by the Board of Directors of the Fund, each portfolio's sub-adviser is primarily responsible for placement of a portfolio's securities transactions. In placing orders, it is the policy of a portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While each sub-adviser generally will seek reasonably competitive spreads or commissions, a portfolio will not necessarily be paying the lowest spread or commission available. A portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

Decisions as to the assignment of portfolio brokerage business for a portfolio and negotiation of its commission rates are made by the sub-adviser, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the sub-adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the sub-adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.

In selecting brokers and in negotiating commissions, the sub-adviser considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities.

Supplemental research obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such research products and services in servicing other accounts in addition to the respective portfolio. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a portfolio.

When a portfolio purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the sub-adviser, better prices and executions are likely to be achieved through the use of a broker.

Securities held by a portfolio may also be held by other separate accounts, mutual funds or other accounts for which the investment adviser or sub-adviser serves as an adviser, or held by the investment adviser or sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the investment adviser or sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the investment adviser or sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the investment adviser or a sub-adviser deems the purchase or sale of a security to be in the best interests of a portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a portfolio.

The Board of Directors of the Fund reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the portfolios, and reviews the prices and commissions, if any, paid by the portfolios to determine if they were reasonable.

The Board of Directors of the Fund has authorized the sub-advisers to consider sales of the policies and annuity contracts by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. In addition, the sub-advisers may occasionally place portfolio business with affiliated brokers of the investment adviser or a sub-adviser, including: InterSecurities, Inc., P.O. Box 5068, Clearwater, Florida 33758; JP MorganChase, 345 Park Avenue, New York, New York 10154-1002; Fred Alger & Company, Inc., 30 Montgomery Street, Jersey City, New Jersey 07302; M.J. Whitman, Inc.; M.J. Whitman Senior Debt Corp., 767 Third Avenue, New York, New York 10017-2023; Van Kampen Funds Inc., 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181, Morgan Stanley & Co. Incorporated, 1221 Avenue of the Americas, New York, New York 10020, Dreyfus Brokerage Services, Inc., 401 North Maile Drive, Beverly Hills, CA 90210, Dreyfus Investment Services Corp., Union Trust Building, 501 Grant St., Pittsburgh, PA 15219 and AEGON USA Securities, Inc., P.O. Box 1449, Cedar Rapids, Iowa 52499. As stated above, any such placement of portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Conduct Rules of the National Association of Securities Dealers, Inc.

DIRECTED BROKERAGE

A sub-adviser to a portfolio, to the extent consistent with the best execution and with ATFA's usual commission rate policies and practices, may place portfolio transaction of the portfolio with broker/dealers with which the fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the portfolio transactions to the payment of operating expenses that would otherwise be borne by the portfolio.

Under the Directed Brokerage Program, the commissions paid by a fund shall be applied to the payment only of expenses that would otherwise be borne by the portfolio paying the commission. In no event will commissions paid by a portfolio be used to pay expenses that would otherwise be borne by any other portfolio in the fund complex, or by any other party. In the case of any portfolio that is the subject of a contractual expense reduction arrangement with ATFA (or a comparable agreement with any "affiliate" of ATFA or the Fund, as such term is defined in the 1940 Act) pursuant to which ATFA (or affiliate) has agreed to waive amounts otherwise payable by the portfolio to ATFA (or affiliate), any amount of commissions used to pay the portfolio's operating expenses shall not reduce the amounts of expenses borne by ATFA (or affiliate) under the expense reduction arrangement, but shall instead be used solely to reduce expenses borne by the portfolio to a lower level than the portfolio would have borne after giving full effect to the expense reduction arrangement.

DETERMINATION OF OFFERING PRICE

Shares of the portfolios are currently sold only to the separate accounts to fund the benefits under the policies and the annuity contracts. The portfolios may, in the future, offer their shares to other insurance company separate accounts. The separate accounts invest in shares of a portfolio in accordance with the allocation instructions received from holders of the policies and the annuity contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the policies and the annuity contracts. Shares of the portfolios are sold and redeemed at their respective net asset values as described in the prospectus.

NET ASSET VALUATION

As stated in the prospectus, the net asset value of the portfolios' shares is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern
Time) on each day the Exchange is open. (Currently the Exchange is closed on New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) The per share net asset value of a portfolio is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities listed on the national securities exchanges and traded on the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the Exchange. Other securities for which quotations are not readily available are valued at fair values as determined in good faith by a portfolio's investment adviser under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. Values of gold bullion held by a portfolio are based upon daily quotes provided by banks or brokers dealing in such commodities.

PERFORMANCE INFORMATION

The prospectus contains a brief description of how performance is calculated. The following sections describe how performance data is calculated in greater detail.

TOTAL RETURN

Total return quotations for each of the portfolios are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                                 P (1+T)n = ERV

                  Where:        P =  a hypothetical initial payment of $1,000
                                T =  average annual total return
                                n =  number of years
                              ERV = ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period)

The total return quotation calculations for a portfolio reflect the deduction of a proportionate share of the portfolio's investment advisory fee and portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

Total return quotation calculations do not reflect charges or deductions against the Series Life Account or the Series Annuity Account or charges and deductions against the policies or the annuity contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information about these products. Moreover, these rates of return are not an estimate, projection or guarantee of future performance. Additional information regarding the investment performance of the portfolios appears in the prospectus.

YIELD QUOTATIONS

The yield quotations for a portfolio (for money market portfolios, see "Yield Quotations -- Money Market Portfolios," below) are based on a specific thirty-day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following formula:

                  YIELD = 2x {[(a - b) / (c x d) +1] (6-1)}


         Where: a =  Dividends and interest earned during the period by the portfolio
                b = Expenses accrued for the period (net of reimbursement) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
                d = The maximum offering price per share on the last day of the period

YIELD QUOTATIONS -- MONEY MARKET PORTFOLIOS

From time to time, each money market portfolio may quote its yield in reports or other communications to policyholders or in advertising material. Yield quotations are expressed in annualized terms and reflect dividends of a portfolio declared and reinvested daily based upon the net investment income earned by a portfolio each day. The portfolio's yields fluctuate and the yield on any day for any past period is not an indication as to future yields on any investment in the portfolio's shares. Future yields are not guaranteed.

Yield is computed in accordance with a standardized method required by the SEC. The current yield for the money market portfolios is an annualization, without compounding, of the portfolio rate of return, and is computed by determining the net change in the value of a hypothetical pre-existing account in the portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original shares and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. The money market portfolios may also calculate the compound effective annualized yields by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7, and subtracting.

The yield quotations for the money market portfolios do not take into consideration any deductions imposed by the Series Life Account or the Series Annuity Account.

Yield information is useful in reviewing money market's performance in seeking to meet its investment objective; but because yields fluctuate, such information cannot necessarily be used to compare an investment in shares of the portfolio with bank deposits, savings accounts and similar investment alternatives, which often provide an agreed or guaranteed fixed yield for a stated period of time. Also, the portfolio's yields cannot always be compared with yields determined by different methods used by other funds. It should be emphasized that yield is a function of the kind and quality of the instruments in the money market, portfolio maturity and operating expenses.

TAXES

Shares of the portfolios are offered only to the Separate Accounts that fund the policies and annuity contracts. See the respective prospectuses for the policies and annuity contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the policies, the annuity contracts and the holders thereof.

Each portfolio has either qualified, and expects to continue to qualify, or will qualify in its initial year, and thereafter will continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a portfolio must distribute to its stockholders (i.e., Separate Accounts) for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer. If each portfolio qualifies as a regulated investment company and distributes investment company to its shareholders substantially all of its investment company net income and net capital gains, then each portfolio should have little or no income taxable to it under the Code.

As noted in the prospectus, each portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each portfolio's assets that may be represented by any single investment (which generally includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

If a portfolio fails to qualify as a regulated investment company, the portfolio will be subject to federal corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and distributions to its shareholders will constitute ordinary income to the extent of such portfolio's available earnings and profits. In addition, if a portfolio fails to qualify as a registered investment company or fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance and annuity contracts which have invested in the portfolio could be currently taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Policies or the Annuity Contracts.

A portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC, like the portfolio, whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

If a portfolio acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount (including certain "payment-in-kind" instruments ("PIKs"), zero coupon securities, or deferred interest securities), it must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by it in the same taxable year. Any amount accrued as original issue discount will be included in a portfolio's investment company taxable income for the year of accrual and may have to be distributed to the shareholders in order to satisfy the Distribution Requirement even though the portfolio has not received any cash representing such income. As a result, a portfolio may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the Distribution Requirement.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the portfolios. Income from the disposition of foreign currencies, and income from transactions in options, futures, and forward contracts derived by a portfolio with respect to its business of investing in securities or foreign currencies, generally will qualify as permissible income under the Income Requirement.

FOREIGN INVESTMENTS -- portfolios investing in foreign securities or currencies (which may include may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Holders of policies and annuity contracts investing in such portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes.

If a portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties, or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that portfolio could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such portfolios ultimately would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable portfolio to recognize taxable income or gain without the concurrent receipt of cash. Any portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the portfolios' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the policies and annuity contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the policies, annuity contracts and the holders thereof.

CAPITAL STOCK OF THE FUND

As described in the prospectus, the Fund offers two classes of shares of common stock for each portfolio. The Fund is currently comprised of 54 portfolios.

REGISTRATION STATEMENT

There has been filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as part thereof.

FINANCIAL STATEMENTS

The audited financial statements for each portfolio of the Fund for the year ended December 31, 2003 and the report of the Fund's independent certified public accountants are included in the 2003 Annual Report, and are incorporated herein by reference to such report.

OTHER INFORMATION

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, located at 101 East Kennedy Boulevard, Suite 1500, Tampa, Florida 33602, serves as the Fund's independent certified public accountants. The Fund has engaged PricewaterhouseCoopers LLP to examine, in accordance with auditing standards generally accepted in the United States of America, the financial statements of each of the Fund's portfolios.

CUSTODIAN

Investors Bank & Trust Company ("IBT"), located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the Fund's Custodian and Dividend Disbursing Agent. IBT provides comprehensive asset administrative services to the Fund and other members of the financial industry which include: multi-currency accounting; institutional transfer agency services; domestic and global custody; performance measures; foreign exchange; and securities lending and mutual fund administrative services.

                                   APPENDIX A

                       DESCRIPTION OF PORTFOLIO SECURITIES

The following is intended only as a supplement to the information contained in the prospectus and should be read only in conjunction with the prospectus. Terms defined in the prospectus and not defined herein have the same meanings as those in the prospectus.

1. CERTIFICATE OF DEPOSIT.* A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

2. EURODOLLAR CERTIFICATE OF DEPOSIT.* A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

3. FLOATING RATE NOTE.* A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

4. INVERSE FLOATING RATE SECURITIES.* Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

5. FLOATING RATE OBLIGATIONS.* Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates.

6. TIME DEPOSIT.* A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

7. BANKERS' ACCEPTANCE.* A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

8. VARIABLE AMOUNT MASTER DEMAND NOTE.* A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, a portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

9. PREFERRED STOCKS. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stock from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

10. CONVERTIBLE SECURITIES. A portfolio may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities into which they are convertible, and the concomitant risk of loss from declines in those values.

11. COMMERCIAL PAPER. *Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

12. REPURCHASE AGREEMENT.* A repurchase agreement is an instrument under which a portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the portfolio, reflecting an agreed upon market rate of interest for the period from the time of a portfolio's purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities.

13. REVERSE REPURCHASE AGREEMENT. A reverse repurchase agreement involves the sale of securities held by a portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. A portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transactions.

14. ASSET-BACKED SECURITIES. A portfolio may invest in securities backed by automobile receivables and credit card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

15. MORTGAGE-BACKED SECURITIES. A portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a portfolio may invest in them if it is determined they are consistent with the portfolio's investment objective and policies.

16. COLLATERALIZED MORTGAGE OBLIGATIONS. ("CMOs") are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and interest rates.

17. STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the "principal-only" security receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security receives interest payments from the same underlying security.

The value of mortgage-backed securities may change due to changes in the market's perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-governmental mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater price change than government securities.

Like most mortgage securities, mortgage-backed securities are subject to prepayment risk. When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of those securities and may lower their total return. Furthermore, the prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates as well. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of "interest-only" securities and increase prices of "principal-only" securities. Rising interest rates can have the opposite effect.

18. FINANCING CORPORATION SECURITIES. ("FICOs") are debt obligations issued by the Financing Corporation. The Financing Corporation was originally created to recapitalize the Federal Savings and Loan Insurance Corporation ("FSLIC") and now functions as a financing vehicle for the FSLIC Resolution Fund, which received substantially all of FSLIC's assets and liabilities.

19. U.S. GOVERNMENT SECURITIES. U.S. Government securities are securities issued by or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities have varying degrees of government backing. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency or instrumentality. For example, securities issued by the Financing Corporation are supported only by the credit of the Financing Corporation, and not by the U.S. Government. Securities issued by the Federal Home Loan Banks and the Federal National Mortgage Association ("FNMA") are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality U.S. Government securities. Each portfolio, and its share price and yield, are not guaranteed by the U.S. Government.

20. ZERO COUPON BONDS. Zero coupon bonds are created three ways:

         1) U.S. TREASURY STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation ("REFCORP") and the Financial Corporation ("FICO") also can be stripped in this fashion.

         2) STRIPS are created when a dealer deposits a Treasury Security or a federal agency security with a custodian for safe keeping and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investment Growth Receipts ("TIGRS"), and generic Treasury Receipts ("TRs"), are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by their broker sponsors. FICO bonds have been stripped in this fashion. The portfolios have been advised that the staff of the Division of Investment Management of the SEC does not consider such privately stripped obligations to be U.S. Government securities, as defined by the 1940 Act. Therefore, the portfolios will not treat such obligations as U.S. Government securities for purposes of the 65% portfolio composition ratio.

         3) ZERO COUPON BONDS can be issued directly by federal agencies and instrumentalities, or by corporations. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.

Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, the Fund takes into account as income a portion of the difference between zero coupon bond's purchase price and its face value.

21. BOND WARRANTS. A warrant is a type of security that entitles the holder to buy a proportionate amount of a bond at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. Warrants generally trade in the open market and may be sold rather than exercised.

22. OBLIGATIONS OF SUPRANATIONAL ENTITIES. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

23. EQUIPMENT LEASE AND TRUST CERTIFICATES. A portfolio may invest in equipment lease and trust certificates, which are debt securities that are secured by direct or indirect interest in specified equipment or equipment leases (including, but not limited to, railroad rolling stock, planes, trucking or shipping fleets, or other personal property).

24. TRADE CLAIMS. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty.

* SHORT-TERM SECURITIES. Certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While a portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the SEC has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of a portfolio's net assets.

         Although repurchase transactions usually do not impose market risks on the purchaser, a portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, a portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, a portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by a portfolio upon liquidation of the securities may be limited.

                                   APPENDIX B

                     BRIEF EXPLANATION OF RATING CATEGORIES

                     BOND RATING                      EXPLANATION
                     -----------                      -----------
STANDARD &               AAA          Highest rating; extremely strong capacity
POOR'S                                to pay principal and interest.
CORPORATION

                          AA          High quality; very strong capacity to pay
                                      principal and interest.
                          A           Strong capacity to pay principal and
                                      interest; somewhat more susceptible to the
                                      adverse effects of changing circumstances
                                      and economic conditions.
                         BBB          Adequate capacity to pay principal and
                                      interest; normally exhibit adequate
                                      protection parameters, but adverse
                                      economic conditions or changing
                                      circumstances more likely to lead to a
                                      weakened capacity to pay principal and
                                      interest then for higher rated bonds.
                   BB, B, and CC, C   Predominantly speculative with respect to
                                      the issuer's capacity to meet required
                                      interest and principal payments. BB --
                                      lowest degree of speculation; C -- the
                                      highest degree of speculation. Quality and
                                      protective characteristics outweighed by
                                      large uncertainties or major risk exposure
                                      to adverse conditions.
                          D           In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                     BOND RATING                   EXPLANATION
                     -----------                   -----------
MOODY'S                   Aaa         Highest quality, smallest degree of
INVESTORS                             investment risk.
SERVICE, INC.
                          Aa          High quality; together with Aaa bonds,
                                      they compose the high-grade bond group.
                           A          Upper-medium grade obligations; many
                                      favorable investment attributes.
                         Baa          Medium-grade obligations; neither highly
                                      protected nor poorly secured. Interest and
                                      principal appear adequate for the present
                                      but certain protective elements may be
                                      lacking or may be unreliable over any
                                      great length of time.
                          Ba          More uncertain, with speculative elements.
                                      Protection of interest and principal
                                      payments not well safeguarded during good
                                      and bad times.
                          B           Lack characteristics of desirable
                                      investment; potentially low assurance of
                                      timely interest and principal payments or
                                      maintenance of other contract terms over
                                      time.
                         Caa          Poor standing, may be in default; elements
                                      of danger with respect to principal or
                                      interest payments.
                         Ca           Speculative in a high degree; could be in
                                      default or have other marked
                                      short-comings.
                         C            Lowest-rated; extremely poor prospects of
                                      ever attaining investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following: 1. An application for rating was not received or accepted. 2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy. 3. There is lack of essential data pertaining to the issue or issuer. 4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                   APPENDIX C

    INVESTMENT ADVISER AND SUB-ADVISERS' PROXY VOTING POLICIES AND PROCEDURES

AEGON/Transamerica Fund Advisers, Inc.

PROXY VOTING POLICIES AND PROCEDURES ("ATFA PROXY POLICY")

PURPOSE. The ATFA Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and ATFA's fiduciary and other duties to its clients. The purpose of the ATFA Proxy Policy is to ensure that where ATFA exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to ATFA clients exercise voting authority with respect to ATFA client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the ATFA client.

ATFA'S ADVISORY ACTIVITIES. ATFA acts as investment adviser to IDEX Mutual Funds, Transamerica Income Shares, Inc., Transamerica Index Funds, Inc., Transamerica Occidental Separate Account Fund B and AEGON/Transamerica Series Fund, Inc. (collectively, the "Funds"). For most of the investment portfolios comprising the Funds, ATFA has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between ATFA and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors/Managers of the client Fund (the "Board"). ATFA serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

SUMMARY OF THE ATFA PROXY POLICY. ATFA delegates the responsibility to exercise voting authority with respect to securities held in the Funds' portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). ATFA will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that ATFA is called upon to exercise voting authority with respect to client securities, ATFA generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. ("ISS") or another qualified independent third party, except that if ATFA believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, ATFA will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

DELEGATION OF PROXY VOTING AUTHORITY TO SUB-ADVISERS. ATFA delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").

ADMINISTRATION, REVIEW AND SUBMISSION TO BOARD OF SUB-ADVISER PROXY POLICIES - APPOINTMENT OF PROXY ADMINISTRATOR. ATFA will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").

Initial Review. ON OR BEFORE JULY 1, 2003, THE PROXY ADMINISTRATOR WILL COLLECT FROM EACH SUB-ADVISER:

-        its Sub-Adviser Proxy Policy;

- a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

- a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

- The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to ATFA making a recommendation to the Board. In conducting its review, ATFA recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

                  -whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

                  -whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

                  -whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

- The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

- ATFA will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.

- ATFA will follow the same procedure in connection with the engagement of any new Sub-Adviser.

SUBSEQUENT REVIEW. ATFA will request that each Sub-Adviser provide ATFA with prompt notice of any material change in its Sub-Adviser Proxy Policy. ATFA will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, ATFA will request that each Sub-Adviser provide ATFA with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by ATFA and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

RECORD OF PROXY VOTES EXERCISED BY SUB-ADVISER. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If ATFA utilizes the services of a third party for maintaining the records above specified, ATFA shall obtain an undertaking from the third party that it will provide the records promptly upon request.

ATFA EXERCISE OF PROXY VOTING AUTHORITY - USE OF INDEPENDENT THIRD PARTY. If ATFA is called upon to exercise voting authority on behalf of a Fund client, ATFA will vote in accordance with the recommendations of ISS or another qualified independent third party (the "Independent Third Party"), provided that ATFA agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

CONFLICT WITH VIEW OF INDEPENDENT THIRD PARTY. If, in its review of the Independent Third Party recommendation, ATFA believes that the recommendation is not in the best interests of the Fund client, ATFA will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between ATFA or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to ATFA's proposed vote.

ASSET ALLOCATION PORTFOLIOS. For any asset allocation portfolio managed by ATFA and operated, in whole or in part, as a "fund of funds", ATFA will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, ATFA will seek Board (or Committee) consent with respect to ATFA's proposed vote in accordance with the provisions of
Section VI.B.

CONFLICTS OF INTEREST BETWEEN ATFA OR ITS AFFILIATES AND THE FUNDS. The ATFA Proxy Voting Policy addresses material conflicts that may arise between ATFA or its affiliates and the Funds by, in every case where ATFA exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

RECORDKEEPING - RECORDS GENERALLY MAINTAINED. In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause ATFA to maintain the following records:

-        the ATFA Proxy Voting Policy; and

-        records of Fund client requests for ATFA proxy voting information.

RECORDS FOR ATFA EXERCISE OF PROXY VOTING AUTHORITY. In accordance with Rule 204-2(c)(2) under the Advisers Act, if ATFA exercises proxy voting authority pursuant to Section VI above, ATFA, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

- proxy statements received regarding matters it has voted on behalf of Fund clients;

-        records of votes cast by ATFA; and

- copies of any documents created by ATFA that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If ATFA utilizes the services of a third party for maintaining the records above specified, ATFA shall obtain an undertaking from the third party that it will provide the records promptly upon request.

RECORDS PERTAINING TO SUB-ADVISER PROXY POLICIES. The Proxy Administrator will cause ATFA and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

-        each Sub-Adviser Proxy Policy; and

-        the materials delineated in Article V above.

If ATFA utilizes the services of a third party for maintaining the records above specified, ATFA shall obtain an undertaking from the third party that it will provide the records promptly upong request.

TIME PERIODS FOR RECORD RETENTION. All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of ATFA.

PROVISION OF ATFA PROXY POLICY TO FUND CLIENTS. The Proxy Administrator will provide each Fund's Board (or a Board Committee) a copy of the ATFA Proxy Policy at least once each calendar year.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

PROXY VOTING GUIDELINES. The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The funds' board of [directors/trustees] has approved the Manager's Proxy Voting Guidelines to govern the Manager's proxy voting activities.

The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager's consideration of the vote that would be appropriate for the funds. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

-        Election of Directors

-        Ratification of Selection of Auditors

-        Equity-Based Compensation Plans

-        Anti-Takeover Proposals

         -        Cumulative Voting

         -        Staggered Boards

         -        "Blank Check" Preferred Stock

         -        Elimination of Preemptive Rights

         -        Non-targeted Share Repurchase

         -        Increase in Authorized Common Stock

         -        "Supermajority" Voting Provisions or Super Voting Share
                  Classes

         -        "Fair Price" Amendments

         -        Limiting the Right to Call Special Shareholder Meetings

         -        Poison Pills or Shareholder Rights Plans

         -        Golden Parachutes

         -        Reincorporation

         -        Confidential Voting

         -        Opting In or Out of State Takeover Laws

-        Shareholder Proposals Involving Social, Moral or Ethical Matters

-        Anti-Greenmail Proposals

-        Changes to Indemnification Provisions

-        Non-Stock Incentive Plans

-        Director Tenure

-        Directors' Stock Options Plans

-        Director Share Ownership

FINALLY, THE PROXY VOTING GUIDELINES ESTABLISH PROCEDURES FOR VOTING OF PROXIES IN CASES IN WHICH THE MANAGER MAY HAVE A POTENTIAL CONFLICT OF INTEREST. COMPANIES WITH WHICH THE MANAGER HAS DIRECT BUSINESS RELATIONSHIPS COULD THEORETICALLY USE THESE

RELATIONSHIPS TO ATTEMPT TO UNDULY INFLUENCE THE MANNER IN WHICH AMERICAN CENTURY VOTES ON MATTERS FOR THE FUNDS. TO ENSURE THAT SUCH A CONFLICT OF INTEREST DOES NOT AFFECT PROXY VOTES CAST FOR THE FUNDS, ALL DISCRETIONARY (INCLUDING CASE-BY-CASE) VOTING FOR THESE COMPANIES WILL BE VOTED IN DIRECT CONSULTATION WITH A COMMITTEE OF THE INDEPENDENT DIRECTORS OF THE FUNDS.

A copy of the Manager's current Proxy Voting Guidelines are available on the funds' website at www.americancentury.com.

J. P. MORGAN INVESTMENT MANAGEMENT INC.

The investment adviser entities that comprise JPMorgan Fleming Asset Management ("JPMFAM") may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMFAM has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMFAM advisory entity will establish a proxy committee and appoint a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMFAM entity.

A copy of the JPMFAM proxy voting procedures and guidelines are available upon request by contacting your client service representative.

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

FEDERATED INVESTORS PROXY VOTING POLICIES AND PRACTICES. Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the 1940 Act. These Proxy Policies shall also apply to any investment company registered under the 1940 Act for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies. GENERAL POLICY. Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.

APPLICATION TO SPECIFIC PROPOSALS. The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

CORPORATE GOVERNANCE. Generally, the Advisers will vote proxies:

- In favor of the full slate of directors nominated in an uncontested election;

- In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;

- In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

- In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

- In favor of a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

- In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

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CAPITAL STRUCTURE. Generally, the Advisers will vote proxies:

- Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

- In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

- In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

-        In favor of a proposal authorizing a stock repurchase program.

COMPENSATION AND STOCK OPTION PLANS. Generally, the Advisers will vote proxies:

- In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

- Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

- Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

CORPORATE TRANSACTIONS AND CONTESTED ELECTIONS. The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

SHAREHOLDER PROPOSALS. The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.

COST/BENEFIT ANALYSIS. Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

- In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;

- If the Advisers are directing votes for the same proxy on behalf of non-Index Funds, in the same manner as the non-Index Funds;

- If neither of the first two conditions apply, as recommended by a subadviser to the Index Fund; and

-        If none of the previous conditions apply, as recommended by the board;

in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

FEDERATED INVESTORS PROXY VOTING PROCEDURES. Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Advisers Act.

PROXY VOTING COMMITTEE. The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:

-        President of the Advisers (Keith Schappert)

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

-        Vice Chairman of the Advisers (J. Thomas Madden)

-        Chief Investment Officer for Global Equity (Stephen Auth)

-        Director of Global Equity Research of the Advisers (Christopher Corapi)

-        Investment Management Administrator (Lori Wolff)

A MAJORITY OF THE COMMITTEE WILL EXERCISE ALL VOTING DISCRETION GRANTED TO THE ADVISERS BY THEIR CLIENTS OR THE INVESTMENT COMPANIES THAT THEY MANAGE IN ACCORDANCE WITH THE PROXY POLICIES. THE COMMITTEE WILL ADOPT SUCH PRACTICES AS IT DEEMS APPROPRIATE TO REGULATE ITS MEETINGS AND MEANS OF DIRECTING VOTES, INCLUDING DIRECTIONS AUTHORIZED BY VOICE OR ELECTRONIC MESSAGES.

EMPLOYMENT OF PROXY VOTING SERVICES. The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies. The Advisers and IRRC shall take the following steps to implement these procedures:

- The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

- The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.

- IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.

- If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

-        IRRC will provide monthly reports to the Committee of proxies voted.
         IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

Conflicts of Interest. A SIGNIFICANT BUSINESS RELATIONSHIP BETWEEN THE ADVISERS AND A COMPANY INVOLVED WITH A PROXY VOTE MAY GIVE RISE TO AN APPARENT OR ACTUAL CONFLICT OF INTEREST. FOR PURPOSES OF THESE PROCEDURES, A COMPANY WITH A "SIGNIFICANT BUSINESS RELATIONSHIP WITH THE ADVISERS" INCLUDES: (a) ANY COMPANY FOR WHICH AN ADVISER MANAGES ANY INVESTMENTS OF THE COMPANY, ANY PLAN SPONSORED BY THE COMPANY OR ANY AFFILIATED PERSON OF THE COMPANY, (b) ANY INVESTMENT COMPANY FOR WHICH AN ADVISER ACTS AS AN INVESTMENT ADVISER AND ANY AFFILIATED PERSON OF SUCH AN INVESTMENT COMPANY AND (c) ANY COMPANY THAT HAS ANOTHER FORM OF SIGNIFICANT BUSINESS RELATIONSHIP WITH AN AFFILIATED PERSON OF THE ADVISER. A COMPANY THAT IS A PROPONENT, OPPONENT OR THE SUBJECT OF A PROXY VOTE, AND WHICH TO THE KNOWLEDGE OF THE COMMITTEE HAS A SIGNIFICANT BUSINESS RELATIONSHIP WITH THE ADVISERS, IS REFERRED TO AS AN "INTERESTED COMPANY." THE TERMS "AFFILIATED PERSON" AND "INVESTMENT ADVISER" SHALL BE INTERPRETED ACCORDING TO THE DEFINITIONS PROVIDED BY SECTION 2(a) OF THE 1940 ACT.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

- Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

- ANY COMMITTEE MEMBER CONTACTED BY AN INTERESTED COMPANY SHALL REPORT IT TO THE FULL COMMITTEE AND PROVIDE A WRITTEN SUMMARY OF THE COMMUNICATION. UNDER NO CIRCUMSTANCES WILL THE COMMITTEE OR ANY MEMBER OF THE COMMITTEE MAKE A COMMITMENT TO AN INTERESTED COMPANY REGARDING THE VOTING OF PROXIES OR DISCLOSE TO AN INTERESTED COMPANY HOW THE COMMITTEE HAS DIRECTED SUCH PROXIES TO BE VOTED.

- If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

- If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

                  - That the Advisers have a significant business relationship with the Interested Company;

                  -        The proposals regarding which proxies were cast;

                  - Any material communications between the Advisers and the Interested Company regarding the proposal; and

                  - Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

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

- Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

RECORDKEEPING. The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and
(c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

                       PROXY VOTING POLICY AND PROCEDURES

I.       POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so it would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.      GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III.     GUIDELINES

A.       MANAGEMENT PROPOSALS

         1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

                  -        Selection or ratification of auditors.

                  - Approval of financial statements, director and auditor reports.

                  -        Election of Directors.

                  - Limiting Directors' liability and broadening indemnification of Directors.

                  - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

                  - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                  - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

                  - General updating/corrective amendments to the charter.

                  -        Elimination of cumulative voting.

                  -        Elimination of preemptive rights.

                  - Provisions for confidential voting and independent tabulation of voting results.

                  - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

         1. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

                  Capitalization changes

                  - Capitalization changes that eliminate other classes of stock and voting rights.

                  - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

                  - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

                  -        Proposals for share repurchase plans.

                  - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

                  -        Proposals to effect stock splits.

                  - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

                  Compensation

                  - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

                  - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

                  - Establishment of Employee Stock Option Plans and other employee ownership plans.

                  Anti-Takeover Matters

                  - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

                  - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

         1. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

                  - Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.

                  - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

                  -        Creation of "blank check" preferred stock.

                  -        Changes in capitalization by 100% or more.

                  - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

                  - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

                  -        Proposals to indemnify auditors.

         1. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

                  CORPORATE TRANSACTIONS

                  - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

                  - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

                  - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

                  - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

                           (i) Whether the stock option plan is incentive based;

                           (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                           (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

                  Anti-Takeover Provisions

                  - Proposals requiring shareholder ratification of poison pills.

                  - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.       SHAREHOLDER PROPOSALS

         1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

                  - Requiring auditors to attend the annual meeting of shareholders.

                  - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                  - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

                  -        Confidential voting.

                  - Reduction or elimination of supermajority vote requirements.

         1. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

                  -        Proposals that limit tenure of directors.

                  -        Proposals to limit golden parachutes.

                  - Proposals requiring directors to own large amounts of stock to be eligible for election.

                  - Restoring cumulative voting in the election of directors.

                  - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

                  - Proposals that limit retirement benefits or executive compensation.

                  - Requiring shareholder approval for bylaw or charter amendments.

                  - Requiring shareholder approval for shareholder rights plan or poison pill.

                  -        Requiring shareholder approval of golden parachutes.

                  - Elimination of certain anti-takeover related provisions.

                  -        Prohibit payment of greenmail.

         1. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

                  - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

                  - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

                  - Proposals that require inappropriate endorsements or corporate actions.

IV.       ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.       PROXY REVIEW COMMITTEE

         1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

                  (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

                  (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

                  (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

                  (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

                  (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

                  (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

                  (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MERRILL LYNCH INVESTMENT MANAGERS

PROXY VOTING GUIDELINES

Fund Asset Management, L.P., Merrill Lynch Investment Managers, L.P. and QA Advisers, L.L.C. (collectively, "MLIM") are each registered investment advisers that serve as the investment manager for mutual funds, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belong to the clients, and certain clients of MLIM have retained the right to vote such proxies in general or in specific circumstances.1 Other clients, however, have delegated to MLIM the right to vote proxies for securities held in their accounts as part of MLIM's authority to manage, acquire and dispose of account assets.

When MLIM votes proxies for such a client, it acts as the agent for the client and is subject to a fiduciary duty to vote proxies in a manner MLIM believes is consistent with the best interests of the client that owns the related security, 2 whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Securities Act of 1974 ("ERISA"). 3 When voting proxies for client accounts (including mutual funds), MLIM's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, MLIM will seek to act in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative to MLIM's integrity and reputation that it considers the interests of its clients, and not the interests of Merrill Lynch, when voting proxies.(4)

(1) In certain situations, a client may direct MLIM to vote in accordance with the client's proxy voting policies. In these situations, MLIM will seek to comply with such policies to the extent it would not be inconsistent with other MLIM legal responsibilities.

(2) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients).

(3) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(4) Proxy voting decisions, like other investment matters, are covered by MLIM's "Policies and Procedures Concerning Communications Between Merrill Lynch Investment Managers Companies and Merrill Lynch Investment Banking, Trading and Research Areas" (MLIM's "Ethical Wall" policies). One of the principal purposes of the Ethical Wall is to prohibit communications intended to place unusual pressure on a portfolio manager or analyst at MLIM to favor the interests of Merrill Lynch's investment banking clients over the interests of MLIM's investment advisory clients. To that end, as described herein, all proxy voting decisions will be made under the supervision of MLIM's Proxy Voting Committee, which will include representatives of MLIM management and MLIM's Legal Advisory Department. No MLIM employee may discuss pending corporate governance issues relating to securities held by MLIM clients with other Merrill Lynch employees if such discussions would violate MLIM's Ethical Wall policies. Any communication relating to corporate governance matters that a MLIM employee reasonably believes could constitute a violation of such policies should immediately be reported to the Secretary of the Proxy Voting Committee and/or MLIM"s Director of Compliance or General Counsel.

In light of such fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, MLIM has formed a Proxy Voting Committee the "Committee") to address proxy voting issues on behalf of MLIM. 4

         I.       Scope of Committee Responsibilities

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all MLIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted influences. The Committee shall also oversee the overall administration of proxy voting for MLIM accounts. (5)

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

The Committee shall establish MLIM's proxy voting policies, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. (6) As it is anticipated that there will not be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting policies will be applied to specific proxy votes, in light of each company's unique structure, management, strategic options and probable economic consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its stated policies.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee will not adopt a voting policy. MLIM believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may adopt a common MLIM position on proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers). (7)

(5) To assist MLIM in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MLIM include in-depth research, voting recommendations, vote execution, and recordkeeping.

(6) If invited to do so by the Proxy Voting Committee, Merrill Lynch personnel from investment banking, trading, retail brokerage and research areas ("Affiliate Personnel") may present their views to MLIM's Proxy Voting Committee on proxy voting issues on which they have expertise to the same extent as other outside parties invited to present to the Proxy Voting Committee. Affiliated Personnel, however, may not serve as members of the Proxy Voting Committee or be allowed to participate in its decision making (other than as presenters).

(7) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a MLIM client as issuer. Where a material issue is involved and the issuer is a client of MLIM, the Committee shall determine, in its discretion, whether, for the purposes of ensuring that an independent determination is reached, to retain sole discretion to cast a vote for MLIM clients.

While it is expected that MLIM, as a fiduciary, will generally seek to vote proxies in a uniform manner for all clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, MLIM believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their clients, on how best to maximize economic value in respect of a particular investment.

The Committee will be responsible for documenting the basis for (a) any determination to vote a particular proxy in a manner contrary to its stated policies, (b) any dete mination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Committee, as well as for ensuring the maintenance of records of each proxy vote. (8) All determinations will be made, and all records maintained, in accordance with the proxy voting standards of ERISA (notwithstanding that ERISA may not apply to all client accounts). Except as may be required by such standards or other applicable legal requirements, or as otherwise set forth herein, the determinations and records of the Committee shall be treated as proprietary, nonpublic and confidential.

(8) The Committee may delegate the actual maintenance of such records to ISS or another outside service provider. 6 II.

II. Committee Membership

The Committee will be chaired by the Chief Investment Officer of MLIM, who will be assisted by MLIM's Head of Active Equity Management or another senior MLIM investment professional. The Committee shall consist of portfolio managers and investment analysts appointed by them who are representative of the Active Equity, Private Investors and Quantitative Advisers divisions of MLIM, and such other personnel with investment or other relevant experience, as the Chief Investment Officer deems appropriate. No MLIM employee whose responsibilities relate primarily to Marketing or Sales may serve as a member of the Committee. Two members of MLIM's Legal Advisory Department will be non-voting members of the Committee, one of whom shall serve as the Committee's Secretary and principal legal counsel and the other of whom shall serve as Assistant Secretary.

The Committee's membership shall be limited to full-time employees of MLIM. No person with any investment banking, trading, retail brokerage or research responsibilities for MLIM's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such a person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with MLIM).

III. Special Circumstances

SECURITIES ON LOAN. Many MLIM clients participate in securities lending programs, either through Merrill Lynch Global Securities Financing (MLIM's securities lending affiliate) or lending agents unaffiliated with MLIM (such as the ir custodian). Under most securities arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). (9) MLIM believes that, if a client has determined to participate in a securities lending program to seek enhanced returns, MLIM should cooperate with the client's determination that securities lending is beneficial to the account and not attempt to seek recalls for the purpose of voting routine proxies. Therefore, it is MLIM's policy that, in the event that MLIM manages an account for a client that employs a lending agent unaffiliated with MLIM, MLIM will generally not seek to vote proxies relating to securities on loan. When MLIM manages an account for a client that employs Merrill Lynch Global Securities Financing as its lending agent, MLIM will also generally not seek to vote proxies relating to securities on loan UNLESS the MLIM portfolio manager responsible for the account has determined that voting the proxy is in the client's best interest and has requested Merrill Lynch Global Securities Financing to recall the security in timely manner, in accordance with MLIM's internal loan procedures in effect from time to time.

VOTING PROXIES FOR FOREIGN COMPANIES. While the proxy voting process is well established in the United States, voting proxies of foreign companies frequently involves logistical issues which can affect MLIM's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), and (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, MLIM votes proxies of non-US companies only on a "best efforts" basis. In addition, the Committee may determine that it is generally in the best interests of MLIM clients NOT to vote proxies of companies in certain countries if the Committee determines that the costs (including opportunity costs associated with shareblocking constraints) associated with exercising a vote outweighs the benefit theclient will derive by voting on the company's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from MLIM portfolio managers) may override such determination with respect to a particular company's shareholder meeting if it believe the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case MLIM will seek to vote on a best-efforts basis.

MLIM AFFILIATES. Where a material issue is involved and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients.

(9) See, e.g., BMA Master Securities Loan Agreement, 1993 version, paragraph 6.

IV. Voting Policies

The Committee will analyze each proxy individually. The Committee has adopted the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that do not involve unusual circumstances. With respect to any proxy issue, however, the Committee may vote differently than a voting guideline if the Committee determines that doing so is in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A. BOARDS OF DIRECTORS

These proposals concern those issues submitted to shareholders related to the composition of the Board of Directors. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

# VOTE AND DESCRIPTION

A.1 FOR nominees for director of United States companies in uncontested elections , except for nominees who

                  - have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or company business Section voted to implement or renew a "dead-hand" poison pill

                  - ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

                  - fail to act on takeover offers where the majority of the shareholders have tendered their shares

                  - are corporate insiders who serve of the Audit, Compensation or Nominating Committees or on a full Board that does not have such committees composed exclusively of independent Directors

                  - on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance.

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

A.3 FOR proposals to declassify Boards of Directors

A.4 AGAINST proposals to classify Boards of Directors

A.5 AGAINST proposals supporting cumulative voting

A.6 FOR proposals eliminating cumulative voting

A.7 FOR proposals supporting confidential voting

A.8 FOR proposals seeking election of supervisory board members

A.9 AGAINST proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10 AGAINST proposals for term limits for directors

A.11 AGAINST proposals to establish a mandatory retirement age for directors

A.12 AGAINST proposals requiring directors to own a minimum amount of company stock

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees.

A.15 FOR proposals to require Audit, Compensation and/or Nominating Committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17 FOR proposals to elect account inspectors

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

A.19 FOR proposals permitting shareholder ability to nominate directors directly

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21 FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

B. AUDITORS

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

B.1 FOR approval of independent auditors, except for

         - auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed not to be independent

         - auditors who have rendered an opinion to any company which is either not consistent with best accounting practices or not indicative of the company's financial situation

         - on a case-by-case basis, auditors who provide a significant amount of non-audit services to the company

B.2 FOR proposal seeking authorization to fix the remuneration of auditors

B.3 FOR approving internal statutory auditors

C. COMPENSATION AND BENEFITS

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee opposes egregiously excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee's general policy is to vote:

C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2 FOR proposals to eliminate retirement benefits for outside directors

C.3 AGAINST proposals to establish retirement benefits for outside directors

C.4 FOR proposals approving the remuneration of directors or of supervisory board members

C.5 AGAINST proposals to reprice stock options

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend SPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8 AGAINST proposals seeking to pay outside directors only in stock

C.9 AGAINST proposals seeking further disclosure of executive pay for United States companies

D. CAPITAL STRUCTURE

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive. The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights

D.2 FOR proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3 FOR proposals approving share repurchase programs

D.4 FOR proposals to split a company's stock

D.5 FOR proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

E. CORPORATE CHARTER AND BY-LAWS

These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions. The Committee's general policy is to vote:

E.1 AGAINST proposals seeking to adopt a poison pill

E.2 FOR proposals seeking to redeem a poison pill

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4 FOR proposals to change the company's name

F. CORPORATE MEETINGS

These are routine proposals relating to various requests regarding the formalities of corporate meetings. The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2 FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

F.4 FOR proposals approving the discharge of management and the supervisory board

F.5 FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8 FOR proposals appointing inspectors of elections

F.9 FOR proposals electing a chair of the meeting

F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11 AGAINST proposals to require rotating sites for shareholder meetings

G. ENVIRONMENTAL AND SOCIAL ISSUES

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes. The Committee's general policy is to vote:

G.1 AGAINST proposals seeking to have companies adopt international codes of conduct

G.2 AGAINST proposals seeking to have companies report on:

         -        environmental liabilities;

         -        bank lending policies;

         -        corporate political contributions or activities;

         - alcohol advertising and efforts to discourage drinking by minors;

         -        costs and risk of doing business in any individual country;

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

         -        involvement in nuclear defense systems

G.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

G.4 AGAINST proposals seeking implementation of the CERES principles

Notice to Clients

MLIM will make a record of any proxy vote it has made on behalf of a client available to such client upon request. MLIM will otherwise use its best efforts to treat proxy votes as confidential, except as may be necessary to effect such votes or as may be required by law.

MLIM encourage clients with an interest in particular proxy voting issues to make their views known to MLIM, provided that, in the absence specific written direction from a client on how to vote that client's proxies, MLIM reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice. MLIM will, however, provide a revised copy of these policies promptly following any amendment to any current client who expresses an interest in receiving updates.

TRANSAMERICA INVESTMENT MANGEMENT, LLC

PROXY VOTING POLICY

                                  INTRODUCTION

Normally, clients for which Transamerica Investment Management, LLC ("TIM") has full discretionary investment authority expect TIM to vote proxies in accordance with TIM's Proxy Voting Policy (the "Policy"). As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients may also ask TIM to vote their proxies in accordance with specific Client Proxy guidelines.

                               STATEMENT OF POLICY

It is the policy of TIM to vote proxies in the best interest of its clients at all times.

TIM has proxy voting policy guidelines (the "Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. The Guidelines are attached to this Policy as Appendix A.

                                 PROXY COMMITTEE

In order to implement and monitor this Policy, TIM shall establish a Proxy Committee (the "Committee"), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.

The Committee shall meet at a minimum annually and on an as needed basis. It shall not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee shall consist of at least one Portfolio Manager, a member of the Legal/Compliance department, and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.

It shall be the Committee's responsibility to ensure that proxy votes are made in accordance with the Policy. Issues shall be raised to the Committee when needed and as appropriate to effectively carry out TIM's proxy decisions. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Committee decisions and a record of Committee meetings shall be recorded and maintained by the Legal/Compliance department.

                         USE OF INDEPENDENT THIRD PARTY

TIM will maintain the services of a qualified independent third party (the "Independent Third Party") to provide guidance on proxy voting issues. The Independent Third Party is set forth in Appendix B. TIM will consider the research provided by the Independent

Third Party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.

                  CONFLICTS OF INTEREST BETWEEN TIM AND CLIENTS

TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety: a) Vote in accordance with the recommendation of the Independent Third Party; or b) Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.

                    PROVISION OF TIME PROXY POLICY TO CLIENTS

TIM will make available to all Clients a copy of its Policy by maintaining a current version of the Policy on its website (www.timllc.com). Also, a copy of the Policy will be mailed to any Client at any time upon request.

                                   APPENDIX A

                         PROXY VOTING POLICY GUIDELINES

The following is a concise summary of TIM's proxy voting policy guidelines.

1.       AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

         - An auditor has a financial interest in or association with the company, and is therefore not independent

         -        Fees for non-audit services are excessive, or

         - There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5.       POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

9.       EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote AGAINST proposals by management seeking approval to reprice options.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

-        Purchase price is at least 85 percent of fair market value

-        Offering period is 27 months or less, and

-        Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.      SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                   APPENDIX B
                             INDEPENDENT THIRD PARTY

The following provider has been selected by TIM to function as the Independent Third Party as set forth in the Policy.

         Institutional Shareholder Services, Inc. ("ISS")

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

      List all exhibits filed as part of the Registration Statement.

      (a) 1. (A) Articles of Incorporation of AEGON/Transamerica Series Fund, Inc. (2)

      (B) Articles Supplementary to Articles of Incorporation of AEGON/Transamerica Series Fund, Inc. (2)

      (C) Articles Supplementary to Articles of Incorporation of AEGON/Transamerica Series Fund, Inc. (2)

      (D) Articles Supplementary to Articles of Incorporation of AEGON/Transamerica Series Fund, Inc. (2)

      (E) Articles Supplementary to Articles of Incorporation of AEGON/Transamerica Series Fund, Inc. (2)

      (F) Articles Supplementary to Articles of Incorporation of AEGON/Transamerica Series Fund, Inc. (2)

      (G) Articles Supplementary to Articles of Incorporation of AEGON/Transamerica Series Fund, Inc. (2)

      (H) Articles Supplementary to Articles of Incorporation of AEGON/Transamerica Series Fund, Inc. (3)

      (I) Articles Supplementary to Articles of Incorporation of AEGON/Transamerica Series Fund, Inc. (3)

      (J) Articles Supplementary to Articles of Incorporation of AEGON/Transamerica Series Fund, Inc. (4)

      (K) Articles Supplementary to Articles of Incorporation of AEGON/Transamerica Series Fund, Inc. (6)

      (L) Articles Supplementary to Articles of Incorporation of AEGON/Transamerica Series Fund, Inc. (7)

      (M) Articles Supplementary to Articles of Incorporation of AEGON/Transamerica Series Fund, Inc. (8)

      (N) Articles Supplementary to Articles of Incorporation of AEGON/Transamerica Series Fund, Inc. (10)

      (O) Articles Supplementary to Articles of Incorporation of AEGON/Transamerica Series Fund, Inc. (11)

      (P) Articles Supplementary to Articles of Incorporation of AEGON/Transamerica Series Fund, Inc. (13)

      (Q) Articles Supplementary to Articles of Incorporation of AEGON/Transamerica Series Fund, Inc. (14)

      (R) Articles Supplementary to Articles of Incorporation of AEGON/Transamerica Series Fund, Inc. (16)

      (S) Articles Supplementary to Articles of Incorporation of AEGON/Transamerica Series Fund, Inc. (17)


      (T) Articles Supplementary to Articles of Incorporation of AEGON/Transamerica Series Fund, Inc. (30)


      (b)   Bylaws of AEGON/Transamerica Series Fund, Inc. (2)

      (c)   Not applicable.

      (d)   Investment Advisory Agreements

            (1) Investment Advisory Agreement on behalf of the portfolios of AEGON/Transamerica Series Fund, Inc. with AEGON/Transamerica Fund Advisers, Inc. (23)

            (2) Sub-Advisory Agreement on behalf of Janus Growth and Janus Global (20)

            (3)   Sub-Advisory Agreement on behalf of Van Kampen Emerging Growth
                  (8)

            (4) Sub-Advisory Agreement on behalf of LKCM Strategic Total Return (8)

            (5)   Sub-Advisory Agreement on behalf of Federated Growth & Income
                  (8)

            (6)   Sub-Advisory Agreement on behalf of Alger Aggressive Growth
                  (8)
            (7) Sub-Advisory Agreement on behalf of Mercury Relative Value (formerly PBHG/NWQ Value Select) (30)
            (8)   Sub-Advisory Agreement on behalf of GE U.S. Equity (8)
            (9)   Sub-Advisory Agreement on behalf of Third Avenue Value (8)
            (10)  Sub-Advisory Agreement on behalf of AEGON Bond (20)
            (11)  Sub-Advisory Agreement on behalf of T. Rowe Price Small Cap
                  (20)
            (12)  Sub-Advisory Agreement on behalf of Marsico Growth (25)
            (13)  Sub-Advisory Agreement on behalf of Salomon All Cap (8)
            (14) Sub-Advisory Agreement on behalf of J.P. Morgan Mid Cap Value (formerly Dreyfus Mid Cap) (30)
            (15)  Sub-Advisory Agreement on behalf of PBHG Mid Cap Growth (8)
            (16) Sub-Advisory Agreement on behalf of Great Companies - AmericaSM and Great Companies - TechnologySM (9)
            (17) Sub-Advisory Agreement on behalf of Templeton Great Companies Global
            (18) Sub-Advisory Agreement on behalf of American Century Large Company Value (formerly American Century Income & Growth) (30)
            (19) Sub-Advisory Agreement on behalf of American Century International (15)
            (20)  Sub-Advisory Agreement on behalf of Munder Net50 (17)
            (21) Sub-Advisory Agreement on behalf of Clarion Real Estate Securities
            (22) Sub-Advisory Agreement on behalf of Asset Allocation - Conservative Portfolio, Asset Allocation Moderate Portfolio, Asset Allocation - Moderate Growth Portfolio and Asset Allocation - Growth Portfolio N/A
            (23)  Sub-Advisory Agreement on behalf of PIMCO Total Return (20)
            (24) Sub-Advisory Agreement on behalf of Transamerica Convertible Securities and Transamerica Money Market (20)
            (25) Sub-Advisory Agreement on behalf of Van Kampen Large Cap Core (formerly Van Kampen Asset Allocation) (30)
            (26) Sub-Advisory Agreement on behalf of and Van Kampen Active International Allocation (20)
            (27) Sub-Advisory Agreement on behalf of T. Rowe Price Equity Income and T. Rowe Price Growth Stock (20)
            (28) Sub-Advisory Agreement on behalf of Capital Guardian Value, Capital Guardian U.S. Equity and Capital Guardian Global (20)
            (29)  Sub-Advisory Agreement on behalf of Jennison Growth (20)
            (30) Sub-Advisory Agreement on behalf of Transamerica Small/Mid Cap Value (formerly Dreyfus Small Cap Value) (30)
            (31) Sub-Advisory Agreement on behalf of Transamerica U.S. Government Securities (20)
            (32)  Sub-Advisory Agreement on behalf of J.P. Morgan Enhanced Index
                  (20)
            (33)  Sub-Advisory Agreement on behalf of MFS High Yield (20)
            (34)  Sub-Advisory Agreement on behalf of Transamerica Equity (20)
            (35) Sub-Advisory Agreement on behalf of Select+ Aggressive, Select+ Growth & Income and Select+ Conservative (24)
            (36) Sub-Advisory Agreement on behalf of BlackRock Global Science & Technology Opportunities, BlackRock Large Cap
            (37)  Value and BlackRock Mid Cap Growth (19)
            (38) Sub-Advisory Agreements on behalf of Janus Balanced, Transamerica Growth Opportunities and Transamerica Value Balanced (25)
            (39)  Sub-Advisory Agreement on behalf of Transamerica Equity II
                  (28)


      (e)   Distribution Agreement (8)

      (f)   Director's Deferred Compensation Plan (1)

      (g)   Custodian Agreement (3)

      (h)   Administrative Services and Transfer Agency Agreement (3)


      (i) Opinion and consent of John K. Carter, Esq. as to legality of the securities being registered (30)



      (j)   Consent of PricewaterhouseCoopers LLP (30)



      (k)   Financials - AEGON/Transamerica Fund Advisers, Inc. (29)



      (l)   Not applicable


      (m)   (1) Plan of Distribution (8)
            (2) Brokerage Enhancement Plan (21)

      (n)   Not applicable

      (o)   Reserved

(p) Code of Ethics

      (1)   AEGON/Transamerica Series Fund, Inc. (27)


      SUB-ADVISERS
      (2)   AEGON/Transamerica Fund Advisers, Inc. (27)
      (3)   AEGON USA Investment Management, LLC (13)
      (4)   Fred Alger Management, Inc. (10)
      (5)   Federated Investment Counseling (10)
      (6)   GE Asset Management Incorporated (10)
      (7)   Banc of America Capital Management LLC (25)
      (8)   Janus Capital Management LLC (10)
      (9)   Luther King Capital Management (10)
      (10)  NWQ Investment Management Company, LLC (13)
      (11)  Pilgrim Baxter & Associates, Ltd. (10)
      (12)  Salomon Brothers Asset Management Inc (10)
      (13)  Transamerica Investment Management, LLC (10)
      (14)  T. Rowe Price Associates, Inc. (10)
      (15)  Great Companies, L.L.C. (13)
      (16)  Van Kampen Asset Management, Inc. (11)
      (17)  Third Avenue Management LLC (25)
      (18)  The Dreyfus Corporation (13)
      (19)  American Century Investment Management, Inc. (16)
      (20)  Munder Capital Management (10)
      (21)  ING Clarion Real Estate Securities (20)
      (22)  Jennison Associates LLC (20)
      (23)  MFS Investment Management (20)
      (24)  Pacific Investment Management Company LLC (20)
      (25)  Banc One Investment Advisors Corporation (20)
      (26)  Morgan Stanley Investment Management, Inc. (20)
      (27)  Capital Guardian Trust Company (20)
      (28)  Union Planters Investment Advisors, Inc. (23)
      (29)  BlackRock Advisors, Inc. (26)
      (30)  Templeton Investment Counsel, LLC (28)
      (31)  Fund Asset Management, L.P. doing business as Mercury Advisors (30)


-----------------

(1) Previously filed with Post-Effective Amendment No. 23 to Form N-1A dated April 19, 1996 and incorporated herein by reference.

(2) Previously filed with Post-Effective Amendment No. 25 to Form N-1A dated October 17, 1996 and incorporated herein by reference.

(3) Previously filed with Post-Effective Amendment No. 26 to Form N-1A dated December 26, 1996 and incorporated herein by reference.

(4) Previously filed with Post-Effective Amendment No. 28 to Form N-1A dated April 24, 1997 and incorporated herein by reference.

(5) Previously filed with Post-Effective Amendment No. 29 to Form N-1A dated June 30, 1997 and incorporated herein by reference.

(6) Previously filed with Post-Effective Amendment No. 31 to Form N-1A dated October 16, 1997 and incorporated herein by reference.

(7) Previously filed with Post-Effective Amendment No. 34 to Form N-1A dated April 22, 1998 and incorporated herein by reference.

(8) Previously filed with Post-Effective Amendment No. 36 to Form N-1A dated April 27, 1999 and incorporated herein by reference.

(9) Previously filed with Post-Effective Amendment No. 37 to Form N-1A dated February 16, 2000 and incorporated herein by reference.

(10) Previously filed with IDEX Mutual Fund's Post-Effective Amendment No. 35 to Form N-1A dated April 4, 2000 and incorporated herein by reference.

(11) Previously filed with Post-Effective Amendment No. 38 to Form N-1A dated April 28, 2000 and incorporated herein by reference.

(12) Previously filed with Post-Effective Amendment No. 39 to Form N-1A dated June 16, 2000 and incorporated herein by reference.

(13) Previously filed with Post-Effective Amendment No. 40 to Form N-1A dated September 1, 2000 and incorporated herein by reference.

(14) Previously filed with Post-Effective Amendment No. 41 to Form N-1A dated September 15, 2000 and incorporated herein by reference.

(15) Previously filed with Post-Effective Amendment No. 43 to Form N-1A dated February 15, 2001 and incorporated herein by reference.

(16) Previously filed with American Century Tax Free & Municipal Funds Post-Effective Amendment No. 30 to the Registration Statement filed on December 29, 2000 and incorporated herein by reference (File No. 2-82734).

(17) Previously filed with Post-Effective Amendment No. 44 to Form N-1A dated April 11, 2001 and incorporated herein by reference.

(18) Previously filed with Post-Effective Amendment No. 45 to Form N-1A dated May 1, 2001 and incorporated herein by reference.

(19) Previously filed with Post-Effective Amendment No. 46 to Form N-1A dated May 2, 2001 and incorporated herein by reference.

(20) Previously filed with Post-Effective Amendment No. 50 to Form N-1A dated April 30, 2002 and incorporated herein by reference.

(21) Previously filed with Post-Effective Amendment No. 52 to Form N-1A dated July 30, 2002 and incorporated herein by reference.

(22) Previously filed with IDEX Mutual Fund's Post-Effective Amendment No. 53 to the Registration Statement filed on February 28, 2003 and incorporated herein by reference (File No. 811-4556).

(23) Previously filed with Post-Effective Amendment No. 53 to Form N-1A dated August 16, 2002 and incorporated herein by reference.

(24) Previously filed with Post-Effective Amendment No. 54 to Form N-1A dated September 18, 2002 and incorporated herein by reference.

(25) Previously filed with Post-Effective Amendment No. 56 to the Registration Statement filed on February 28, 2003 and incorporated herein by reference.

(26) Previously filed with BlackRock Funds Post-Effective Amendment No. 52 to the Registration Statement filed on March 23, 2000 and incorporated herein by reference.

(27) Previously filed with IDEX Mutual Fund's Post-Effective Amendment No. 51 to the Registration Statement filed on December 31, 2002 and incorporated herein by reference (File No. 811-4556).


(28) Previously filed with Post-Effective Amendment No. 58 to the Registration Statement filed on October 15, 2003 and incorporated herein by reference.



(29) Previously filed with Transamerica IDEX Mutual Fund's Post-Effective Amendment No. 56 to the Registration Statement filed on March 1, 2004 and incorporated herein by reference (File No. 811-4556).



(30)  To be file by amendment.


Item 24. Persons Controlled by or under Common Control with Registrant.


      Shares of the Registrant are sold and owned by the separate accounts established by Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to fund benefits under certain flexible premium variable life insurance policies and variable annuity contracts issued by it. In addition, shares of the Common Stock of the Registrant are also sold to Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, all affiliates of Western Reserve, for their respective separate accounts.

      Item 25. Indemnification.


Article VI of the By-Laws of AEGON/Transamerica Series Fund, Inc. provides in its entirety as follows:

      Each director, officer, or employee (and his heirs, executors and administrators) shall be indemnified by the Corporation against all liability and expense incurred by reason of the fact that he is or was a director, officer or employee of the corporation, to the full extent and in any manner permitted by Maryland law, as in effect at any time, provided that nothing herein shall be construed to protect any director, officer or employee against any liability to the corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). No indemnification of a director, officer or employee shall be made pursuant to the preceding sentence unless there has been (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnity") was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding ("non-interested, non-party directors"), or (ii) an independent legal counsel in a written opinion. Reasonable expenses incurred by each such director, officer or employee may be paid by the corporation in advance of the final disposition of any proceeding to which such person is a party, to the full extent and under the circumstances permitted by Maryland law, provided that such person undertakes to repay the advance unless it is ultimately determined that he is entitled to indemnification and either (i) he provides security for his undertaking, (ii) the corporation is insured against losses by reason of any lawful advances or (iii) a majority of a quorum of the non-interested, non-party directors, or an independent legal counsel in a written opinion, determines, based on a review of readily available facts, and there is reason to believe that such person ultimately will be found entitled to indemnification. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the corporation against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against such liability under the provisions of this Article VI.

                              RULE 484 UNDERTAKING

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.



      A.    AEGON/Transamerica Fund Advisers, Inc.




            AEGON/Transamerica Fund Advisers. Inc. ("ATFA") is principally engaged in offering investment advisory services. The only businesses, professions, vocations or employments of a substantial nature of Larry N. Norman, Brian C. Scott and John K. Carter, directors of ATFA, are described in the Statement of Additional Information under the section entitled "Management of the Fund." Additionally, the following describes the principal occupations of other persons who serve as executive officers of ATFA: Kim D. Day, Vice President & Treasurer, is Vice President and Treasurer of AEGON/Transamerica Fund Services, Inc. and other related entities.



      B. Janus Growth and Janus Global: Sub-Adviser - Janus Capital Management LLC ("Janus")



            Janus serves as investment adviser or sub-adviser to other mutual funds and for private and retirement accounts. The executive officers of the sub-adviser are:


              Mark Bradley Whiston        Chief Executive Officer and President
              Loren Michael Starr         Chief Financial Officer, Sr. Vice President
              Thomas Alan Early           Chief Corporate Affairs Officer, General Counsel,
                                          Sr. Vice President and Secretary
              Raymond Timothy Hudner      Chief Operations Officer and Sr. Vice President
              Lars Olof Soderberg         Executive Vice President - Institutional Services
              James Paul Goff             Vice President and Director of Research
              Robin Christine Beery       Sr. Vice President and Chief Marketing Officer
              Girard C. Miller            Executive Vice President and Chief Operating Officer



      C. J. P. Morgan Enhanced Index and J.P. Morgan Mid Cap Value (formerly Dreyfus Mid Cap): Sub-Adviser - J.P. Morgan Investment Management, Inc. ("JP Morgan")



            J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan Chase & Co. J.P. Morgan provides investment management and related services for corporate, public and union employee benefit funds, foundations, endowments, insurance companies and government agencies.



            The directors and principal officers of J.P. Morgan are listed below. Unless otherwise indicated, each director and officer has a principal business address of 522 Fifth Avenue, New York, NY 10036:
            George C. Gatch, Managing Director, Director and President of J.P. Morgan Funds; Evelyn E. Guernsey, Managing Director, Director and President of J.P. Morgan Investment Management Inc. ("JPMIM") and Chief Executive Officer of Institutional Sales and Services; Lawrence Unrein, Manageing Director, Director and Head of the Private Equity Group for J.P. Morgan Fleming Asset Management ("JPMFAM"); Mark B. E. White, Managing Director, Director and Head of International Institutional Business for JPMFAM; Roy Kinnear, Managing Director, Treasurer of JPMIM; Anthony M. L. Roberts, Managing Director, Managing Director and Associate General Counsel and Head of Legal for J.P. Morgan Chase & Co.'s global asset management business; Thomas J. Smith,

            Managing Director, Chief Compliance Officer for J.P. Morgan Chase & Co.'s investment management business in the Americas.


      D. AEGON Bond: Sub-Adviser - Banc One Investment Advisors Corporation ("Banc One")

            Banc One, located at 1111 Polaris Parkway, Suite 2-G/J/L, Columbus Ohio 3240 serves as sub-adviser.

            The directors and officers are: Peter W. Atwater, Director; Mark A. Beeson, Director; Richard Jandrain, Director; Michael V. Wible, Corporate Secretary; Gary J. Madich, Director; David J. Kundert, Director, President and Chief Executive Officer; John Abunassar, Director; Verlin L. Horn, Chief Financial Officer.


      E. Van Kampen Emerging Growth, Van Kampen Large Cap Core (formerly Van Kampen Asset Allocation) and Van Kampen Active International
            Allocation: Sub-Adviser - Van Kampen Asset Management Inc. (sub-adviser for Van Kampen Emerging Growth) and Morgan Stanley Investment Management Inc. (sub-adviser for Van Kampen Large Cap Core and Van Kampen Active International Allocation) Van Kampen Asset Management (the "sub-adviser") serves as investment adviser to a number of investment companies. The executive officers of the sub-adviser are: Mitchell M. Merin, Chairman, President, Chief Executive Officer and Director of the sub-adviser, and Van Kampen;
            A. Thomas Smith III, Managing Director and a Director of the sub-adviser, VK Adviser and Van Kampen; David M. Swanson, Chief Operating Officer and Director of the sub-adviser, Van Kampen; Joseph J. McAlinden, Managing Director and Chief Investment Officer of the sub-adviser and Van Kampen; John L. Sullivan, Managing Director and Director of the sub-adviser and Van Kampen; Edward C. Wood, III, Managing Director and Chief Administrative Officer of the sub-adviser and Van Kampen; Alexander C. Frank, Treasurer of the sub-adviser and Van Kampen; Walter E. Rein, Executive Director and Chief Financial Officer of the sub-adviser and Van Kampen; Stefanie Chang Yu, Secretary of the sub-adviser and Van Kampen. All of these executive officers have no substantial business, profession, vocation or employment other than their positions with the sub-adviser, its subsidiaries and affiliates. The business address of Messrs. Rein, Sullivan, Swanson and Wood is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181 - 5555. The address of Messrs. Merin, McAlinden, Smith and Ms. Chang Yu is 1221 Avenue of the Americas, New York, NY 10020. The address of Mr. Frank is 750 7th Avenue, New York, NY 10019.



      F. Morgan Stanley Investment Management Inc. (the "sub-adviser") serves as investment adviser to a number of investment companies. The executive officers of the sub-adviser are: Mitchell M. Merin, President and Chief Operating Officer; Joseph J. McAlinden, Chief Investment Officer and Managing Director; Rajesh K Gupta, Chief Administrative Officer - Investments and Managing Director; Ronald
            E. Robison, Chief Global Operations Officer and Managing Director; Barry Fink, Managing Director; Alexander Frank, Treasurer and Managing Director and Jeffrey Hiller, Global Director of Compliance and Managing Director. All of these executive officers have no substantial business, profession, vocation or employment other than their positions with the sub-adviser, its subsidiaries and affiliates. The business address of Messrs. Biggs, Merin, McAlinden, Gupta, Robison, Fink and Hiller is 1221 Avenue of the Americas, New York, NY 10020. The address of Mr. Frank is 750 7th Avenue, New York, NY 10019.


      G. LKCM Strategic Total Return: Sub-Adviser - Luther King Capital Management Corporation ("LKCM")


            LKCM is a registered investment adviser providing investment management services.

            LKCM also provides investment management services to individual and institutional investors on a private basis. J. Luther King, Jr., President of the sub-adviser; Paul W. Greenwell; Jacqui Brownfield; Scot C. Hollmann; David L. Dowler; Joan M. Maynard; Vincent G. Melashenko; Michael Yeager; James B. Orser; William M. Uhlemeyer; J. Bryan King; Gary G. Walsh; Steven R. Purvis; Mark Johnson; Timothy
            E. Harris; James J. Kerrigan; Alan D. Marshall; and Barbara S. Garcia, officers of LKCM, have no substantial business, profession, vocation or employment other than their positions with LKCM.


      H. Federated Growth & Income: Sub-Adviser - Federated Equity Management Company of Pennsylvania ("Federated")



            Federated Equity Management Company of Pennsylvania, Federated Investors Tower, Pittsburgh, PA 15222-3779, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc.



            Federated serves as investment adviser to a number of investment companies and private accounts. Total assets under management by Federated and other subsidiaries of Federated Investors, Inc. is approximately $198 billion. The Trustees of Federated, their position with Federated, and, in parenthesis, their principal occupations are as follows: J. Christopher Donahue, Trustee and Chairman (Chief Executive Officer and Trustee, Federated Investors, Inc.; Chairman and Director,

            Federated Investment Management Company, Federated Advisory Services Company, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Investment Counseling, Federated Asset Management GmbH (Germany), Federated International Holdings BV (The Netherlands), Federated International Management Limited (Ireland) and Federated Shareholder Services Company; Director, Federated Services Company); Keith M. Schappert, Trustee, Chief Executive Officer and President (Trustee, Chief Executive Officer and President of Federated Investment Management Company, Federated Advisory Services Company, Federated Global Investment Management Corp.; Trustee and President - Investment Research, Federated Investment Counseling; Chief Executive Officer and President, Passport Research, Ltd.); Thomas R. Donahue, Trustee and Treasurer (Trustee, Vice President, Chief Financial Officer and Treasurer, Federated Investors, Inc.; Trustee and Treasurer, Federated Investment Management Company, Federated Advisory Services Company, Federated Investment Counseling, Federated Administrative Services, Inc., Federated Global Investment Management Corp., Federated Investors Trust Company, Federated Services Company and Federated Shareholder Services Company; Trustee and Executive Vice President, Federated Securities Corp.; Director and President, FII Holdings, Inc.; Treasurer, Federated Administrative Services and Passport Research, Ltd.); Stephen F. Auth, Executive Vice President (Executive Vice President, Federated Advisory Services Company, Federated Global Investment Management Corp. and Federated Investment Counseling); Mark D. Olson, Trustee (Trustee, Federated Investment Management Company, Federated Advisory Services Company, Federated Investment Counseling, Federated Shareholder Services Company; Partner, Wilson, Halbrook & Bavard, 107 W. Market Street, Georgetown, Delaware 19947). The business address of the Trustees, with the exception of Mark D. Olson, is Federated Investors Tower, Pittsburgh, PA 15222-3779.



            The remaining Officer of Federated is Secretary and Vice President:
            G. Andrew Bonnewell.



            The business address of each of the Officers of Federated is Federated Investors Tower, Pittsburgh, PA 15222-3779. These individuals are also officers of some of the investment advisers to other mutual funds.



      I. Alger Aggressive Growth: Sub-Adviser - Fred Alger Management, Inc. ("Alger")



            Alger is a wholly owned subsidiary of Fred Alger & Company, Incorporated ("Alger, Inc.") which in turn is a wholly-owned subsidiary of Alger Associates, Inc. ("Associates"), a financial services holding company. Alger is generally engaged in rendering investment advisory services to mutual funds, institutions and, to a lesser extent, individuals.



            Fred M. Alger III serves as Chairman of the Board and President and Gregory S. Duch serves as Executive Vice President and Treasurer of the following companies: Associates; Alger, Inc.; Alger; Alger Properties, Inc.; Alger Shareholder Services, Inc.; and Alger Life Insurance Agency, Inc. Mr. Duch also is a member of the Board of Directors of Associates, Alger, Inc. and Alger. Mr. Alger also serves as Chairman of the Board of Analysts Resources, Inc. ("ARI"). Mr. Alger serves as Chairman of the Board and President and Mr. Duch serves as Treasurer of The Alger Fund, The Alger American Fund, Spectra Fund, The Alger Institutional Fund and Castle Convertible Fund, Inc. Mr. Duch also serves as Executive Vice President, Treasurer and Director of ARI and as Chairman of the Board of Alger National Trust Company. The principal business address of each of the companies listed above, other than Alger, Inc., and Alger Shareholder Services, Inc. and Alger National Trust Company is 111 Fifth Avenue, New York, NY 10003. The principal business address of Alger, Inc., Alger Shareholder Services, Inc. is 30 Montgomery Street, Jersey City, NJ 07302. The principal address of Alger National Trust Company is 78 Headquarters Plaza, West Tower - Fourth Floor, Morristown, NJ 07960.


      J.    GE U.S. Equity: Sub-Adviser - GE Asset Management, Inc. ("GEAM")

            GEAM is a wholly-owned subsidiary of General Electric Company ("GE"). The directors and executive officers of GEAM are John H. Myers, President, Chief Executive Officer and Director; Michael J. Cosgrove, Executive Vice President and Director; Alan M. Lewis, Executive Vice President, General Counsel, and Director; Robert A. MacDougall, Executive Vice President and Director; Eugene K. Bolton, Executive Vice President and Director; Donald W. Torey, Executive Vice President and Director; Ralph R. Layman, Executive Vice President and Director; John J. Walker, Executive Vice President, Chief Financial Officer and Director; Geoffrey R. Norman, Executive Vice President and Director; and David J Beck, Executive Vice President and Director. All of these officers and/or directors have no substantial business, profession, vocation or employment other than their positions with GEAM and its affiliates.


      K.    Third Avenue Value: Sub-Adviser - Third Avenue Management LLC
            ("TAM")



            TAM is a Delaware Limited Liability Company. The parent company of TAM is Third Avenue Holdings Delaware LLC, 60% of the interests of which is indirectly owned by Affiliated Managers Group, Inc. and the remaining 40% of which is owned by the senior management of TAM, certain key employees of the sub-adviser and the children of Martin
            J. Whitman.

            The officers of TAM are listed below. Unless otherwise indicated, each Chief Operating Officer has held the positions listed at TAM or its predecessor for at least the past two years and is located at TAM's business address of 622 Third Avenue, New York, New York, 10017. Martin J. Whitman, Co-Chief Investment Officer of TAM; Chairman of Third Avenue Trust; Chairman of Third Avenue Variable Series Trust; Member of the Board of Directors of Danielson Holding Corporation, and Nabors Industries, Inc.; David M. Barse, President and CEO of TAM; President, CEO and Trustee of Third Avenue Trust; Chief Executive Officer of M.J. Whitman LLC, and Director of Danielson Holding Corporation and American Capital Access Holdings, Inc.; Michael T. Carney, Chief Financial Officer of TAM, M.J. Whitman LLC, Third Avenue Trust and Third Avenue Variable Series Trust. Willard J. Hall, General Counsel and Secretary of TAM, Third Avenue Trust, Third Avenue Variable Series Trust and M.J. Whitman LLC.


      L. Salomon All Cap: Sub-Adviser - Salomon Brothers Asset Management Inc. ("SaBAM")

            SaBAM is located at 399 Park Avenue, New York, NY, 10022. The officers are Virgil H. Cumming, Director, also serving as Managing Director and Chief Investment Officer of Salomon Smith Barney, Inc., New York, NY; Peter J. Wilby, Managing Director; Jeffrey S. Scott, Chief Compliance Officer; and Michael F. Rosenbaum, Chief Legal Officer, also serving as General Counsel to Citigroup Asset Management.


      M. T. Rowe Price Small Cap, T. Rowe Price Equity Income, and T. Rowe Price Growth Stock: Sub-Adviser - T. Rowe Price Associates, Inc. ("T. Rowe")



            T. Rowe Price Associates, Inc., ("T. Rowe") 100 East Pratt Street, Baltimore, MD 21202 serves as sub-adviser to AEGON/Transamerica Series Fund, Inc. - T. Rowe Price Equity Income, T. Rowe Price Growth Stock and T. Rowe Price Small Cap. Directors of T. Rowe are:
            Edward C. Bernard; James A.C. Kennedy; William T. Reynolds; James S. Riepe; George A. Roche; and David Testa.



      N. PBHG Mid Cap Growth: Sub-Adviser - Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter")



            Pilgrim Baxter is located at 1400 Liberty Ridge Dr., Wayne, PA 19087. The officers and directors of Pilgrim Baxter are David J. Bullock, President, Director, Chief Executive Officer and Chief Operating Officer; Kevin M. Hunt, Director (also serves as Executive Vice President and Head of Sales, Marketing and Product Development of Old Mutual (US) Holdings, Inc., an affiliate of Pilgrim Baxter); Scott F. Powers, Director and Chairman (also serves as Director of eSecLending, Analytic Investors, Inc., Barrow Hanley, Mewhinney & Strauss, Provident Investment Counsel, Inc., Dwight Asset Management Company, and Director and Chief Executive Officer of Old Mutual (US) Holdings, Inc. and Old Mutual Asset Managers (US) LLC, affiliate companies of Pilgrim Baxter); Thomas M. Turpin, Director (also serves as Executive Vice President and Chief Operating Officer of Old Mutual (US) Holdings, Inc. and Director of Old Mutual Asset Managers LLC); Michael S. Sutton, Chief Investment Officer and Senior Vice President; Eric C. Schneider, CPA, Chief Financial Officer, Director and Senior Vice President (also serves as Chief Financial Officer and Treasurer of PBHG Fund Services, Chief Financial Officer of PBHG Shareholder Services, and Trustee of PBHG Fund Distributors); Brian C. Dillon, CPA, Vice President and Chief Compliance Officer (also serves as Chief Compliance Officer and Registered Principal of PBHG Fund Distributors; Chief Compliance Officer of PBHG Fund Services and PBHG Shareholder Services, and Vice President of PBHG Funds and PBHG Insurance Series Fund); John
            M. Zerr, Senior Vice President, General Counsel and Secretary (also serves as Vice President, General Counsel and Secretary of PBHG Funds and PBHG Insurance Series Fund and General Counsel and Secretary of PBHG Fund Services and PBHG Shareholder Services); and Stephen M. Wellman, Senior Vice President and Chief Administrative Officer.



      O.    Great Companies - AmericaSM and Great Companies - TechnologySM:
            Sub-Adviser - Great Companies, L.L.C. ("Great Companies")



            Great Companies, L.L.C. ("Great Companies"), 635 Court Street, Clearwater, Florida 33756, serves as sub-adviser to Great Companies
            - AmericaSM and Great Companies - TechnologySM, and as co-sub-adviser to Templeton Great Companies Global. John R. Kenney serves as Chairman and Co-CEO.; James H. Huguet, serves as President and Co-CEO of Great Companies; Thomas R. Moriarty, Manager, also serves as Chairman, Director and President of InterSecurities, Inc.; and Vice President of AFSG Securities, Inc.; (all of St. Petersburg,
            FL); Jerome C. Vahl, Manager, also serves as Director and President of Western Reserve Life Assurance Co. of Ohio; and Director of AEGON Asset Management Services, Inc.; John C. Riazzi, Manager, serves as Chief Executive Officer of Transamerica Investment Management, LLC.

            Templeton Great Companies Global: Co-Sub-Advisers - Great Companies and Templeton Investment Counsel, LLC ("Templeton")


            Templeton Investment Counsel, LLC ("Templeton"), One Franklin Parkway, San Mateo, California 94403-1906, serves as co-sub-adviser to IDEX Templeton Great Companies Global. The executive officers of Templeton are as follows: Donald F. Reed, CEO; Gary P. Motyl, President; Martin L. Flanagan, Executive Vice President & COO; Gregory E. McGowan, Executive Vice President & Secretary; Mark R. Beveridge, Sr. Vice President & Portfolio Manager - Research Analyst; Tracy A. Harrington, Sr. Vice President - Institutional Marketing Support; William Howard, Sr. Vice President & Portfolio Manager - Research Analyst; Charles R. Hutchens, Sr. Vice President & Director Client Services; Peter A. Nori, Sr. Vice President & Portfolio Manager - Research Analyst; Cindy L. Sweeting, Sr. Vice President & Portfolio Manager - Research Analyst; Edgerton T. Scott, Sr. Vice President & Portfolio Manager - Research Analyst; Michael
            J. Corcoran, Vice President & Controller; Peter D. Anderson, Sr. Vice President - Institutional Marketing; Guang Yang, Sr. Vice President & Portfolio Manager - Research Analyst.



      P. American Century Large Company Value (formerly American Century Income & Growth) and American Century International: Sub-Adviser - American Century Investment Management, Inc. ("American Century")



            American Century is located at, 4500 Main Street, Kansas City, MO 64111. James Evans Stowers, Jr. is Director and Stockholder; James Evans Stowers, III is Director and Portfolio Manager; William McClellan Lyons is President and Chief Executive Officer and Director; Robert T. Jackson is Executive Vice President and Chief Financial Officer; David C. Tucker is Chief Legal Officer and Senior Vice President; Robert C. Puff is Chairman of the Board; Paul Adam Ehrhardt is Chief Operating Officer and Senior Vice President; William E. Koehler is Vice President and Investment Liason; John A. Lopez is Senior Vice President; Mark L. Mallon is Chief Investment Officer and Senior Vice President.



      Q. Munder Net50: Sub-Adviser - Munder Capital Management ("Munder") Munder is located at 480 Pierce Street, Birmingham, MI 48009. The principal partners of Munder are Munder Group LLC, WAM Holdings, Inc. ("WAM") and WAM Holdings II, Inc. ("WAM II"). WAM and WAM II are indirect, wholly-owned subsidiaries of Comerica Incorporated which owns or controls approximately 98% of the partnership interests in the Sub-Adviser. Executive Officers of Munder include James C. Robinson, Chairman and Chief Executive Officer, who also serves as President of The Munder Funds and is a Registered Representative for BISYS Fund Services Limited Partnership; Enrique Chang, President and Chief Executive Officer; Peter K. Hoglund, Chief Administrative Officer, who also serves as Vice President of The Munder Funds; Todd B. Johnson, Chief Executive Officer of World Asset Management, a division of Munder Capital Management; Peter G. Root, Vice President and Chief Investment Officer - Fixed Income, who is also a Registered Representative for BISYS Fund Services Limited Partnership; Stephen J. Shenkenberg, Executive Vice President, General Counsel and Chief Compliance Officer, who also serves as Vice President and Secretary of The Munder Funds and is a Registered Representative for BISYS Fund Services Limited Partnership; Paul T. Cook, Director - Technology Investing; Sharon
            E. Fayolle, Vice President and Director - Cash Management, who is also a Registered Representative for BISYS Fund Services Limited Partnership; Anne K. Kennedy, Vice President and Director - Portfolio Management, who is also a Registered Representative for BISYS Fund Services Limited Partnership; and Beth Obear, Director - Human Resources.



      R. Capital Guardian Value, Capital Guardian U.S. Equity and Capital Guardian Global: Sub-Adviser - Capital Guardian Trust Company ("Capital Guardian")



            Capital Guardian is located at, 333 South Hope Street, Los Angeles, CA 90071. The executive officers include: Michael R. Ericksen, Director; David I. Fisher, Director; William H. Hurt, Chairman & Director; Nancy J. Kyle, Director; Robert Ronus, Director; Theodore
            R. Samuels, Director; Lionel A. Sauvage, Director; John H. Seiter, Director & Executive Vice President; Eugene P. Stein, Executive Vice President; Andrew F. Barth, Director; Julius T. Berkemeir, Vice President; James S. Kong, Senior Vice President; Karin L. Larson Director; Louise M. Moriarty, Senior Vice President; Shelby Notkin, Senior Vice President.

      S. Clarion Real Estate Securities: Sub-Adviser - ING Clarion Real Estate Securities ("Clarion")



            Clarion is located at 259 North Radnor-Chester Road, Suite 205, Radnor, PA 19087. The officers are as follows: Ritson T. Ferguson, Executive Officer/Chief Investment Officer; Jarrett B. Kling, Executive Officer; Stephen J. Furnary, Executive Officer; Charles Grossman, Executive Officer; C. Stephen Cordes, Executive Officer; and Jeffrey A. Barclay, Executive Officer.



      T.    Jennison Growth: Sub-Adviser - Jennison Associates LLC ("Jennison")



            Jennison is an indirect wholly-owned subsidiary of Prudential Financial, Inc. Jennison provides investment supervisory services to its clients, which are comprised primarily of qualified and non-qualified plans, foundations, endowments, mutual funds, private investment companies and other institutional clients.



            The business and other connections of Jennison's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.



            The officers are as follows: Dennis M. Kass, Director, Chairman and Chief Executive Officer, also serving as Director and Vice President of Prudential Investment Management, Inc. ("PIM"), and Director of Prudential Trust Company ("PTC"); Spiros Segalas, Director, President and Chief Investment Officer, also serves as Vice President of PTC; Michael A. Del Balso, Director and Executive Vice President, also serves as Vice President of PTC; Karen E. Kohler, Director, Executive Vice President; Kathleen A. McCarragher, Director and Executive Vice President, also serves as Vice President of PTC; Mary-Jane Flaherty, Director, also serves as Managing Director - Strategic Initiatives of PIM, Director and Vice President of Prudential Asset Management Holding Company ("PAMHC"); Philip N. Russo, Director, also serves as Director of PIM, Director of PRICOA General Partner Limited, Treasurer of PIM Warehouse, Inc. ("PIMW"), Chief Financial Officer, Executive Vice President and Treasurer of PIFM Holdco, Inc., Chief Financial Officer, Executive Vice President and Treasurer of Prudential Investments LLC, Chief Financial Officer of Prudential Mutual Fund Services LLC, Vice President and Director of PIM Investments, Inc. ("PIMI"), Vice President Finance of PIM Foreign Investments, Inc. ("PIMF"), Chief Financial Officer, Executive Vice President and Director of American Skandia Investments Services, Incorporated, Chief Financial Officer and Director of American Skandia Fund Services, inc., Chief Financial Officer, Executive Vice President and Director of American Skandia Advisory Services, Inc.; John R. Strangfeld, Director, also serving as Vice Chairman of Prudential Financial, Inc. ("PFI"), Director and Chairman of PIM, Director and President of PAMHC, Director, Chairman and Chief Executive Officer of Prudential Securities Group, Inc., Director, Chairman and Chief Executive Officer of Prudential Equity Group, Inc., Director and Chairman of PIM Global Financial Strategies, Inc., Director and President of Prudential Capital and Investment Services, LLC, Chairman of Wachovia Securities, LLC; Kevin C. Uebelein, Director, also serves as Director, Chief Investment Officer, Senior Managing Executive Officer and Executive Officer of The Gibralter Life Insurance Company, Ltd, Senior Vice President of PIM, Director of Prudential Investment Management (Japan), Inc. and Director of Asian Infrastructure Mezzanine Capital Fund; and Bernard B. Winograd, Director, also serves as Chief Executive Officer and President of PIM, Director and Vice President of PAMHC, Director and Chairman of PIMW, Director and Chairman of PIC Holdings Limited, Trustee of 745 Property Investments, Executive Vice President of Prudential Investment Management Services LLC, Director and President of PIMI, President of PIMF, and Signatory Second Vice President of The Prudential Insurance Company of America.



      U.    MFS High Yield: Sub-Adviser - MFS Investment Management ("MFS")



            MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. The Directors of MFS are John W. Ballen, Kevin R. Parke, William W. Scott, Jr., Martin E. Beaulieu, Robert J. Manning, C. James Prieur, Donald A. Stewart, William W. Stinson, James C. Baillie and Richard
            L. Schmalensee. Jeffrey L. Shames is the Chairman, Mr. Ballen is Chief Executive Officer, Mr. William Scott is Vice Chairman, Mr. Beaulieu is Executive Vice President and also Director of Global Distribution. Mr. Parke is President and also Chief Investment Officer. Mr. Manning is also Executive Vice President and Chief Fixed Income Officer. Stephen E. Cavan is a Senior Vice President, General Counsel and Secretary of MFS, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, Robert J. Whelan is a Senior Vice President and Chief Financial Officer of MFS, and Thomas B. Hastings is a Senior Vice President and Treasurer of MFS.


      V. BlackRock Global Science & Technology Opportunities, BlackRock Large Cap Value and BlackRock Mid Cap: Sub - Adviser - BlackRock Advisors, Inc. ("BlackRock")


            BlackRock is located at 400 Bellevue Parkway, Wilmington, DE 19809. Laurence D. Find, Chairman and CEO, also serves as Chairman and CEO of BlackRock, Inc. (New York, New York), BlackRock Financial Management, Inc., BlackRock (Japan) Inc. (New York, New York), BlackRock International, Ltd. (Edinbugh, Scotland), BlackRock Investments, Inc. (formerly

            Provident Advisers, Inc.) (NY, NY),and Chief Executive Officer of BlackRock Advisors, Inc., BlackRock Institutional Management Corporation (Wilmington, DE), and BlackRock Capital Management, Inc. (Wilmngton, DE), and as President, Treasurer and Trustee of BlackRock Funds, Inc. (NY, NY); Ralph L. Schlosstein, President and Director, also serves as President and Director of BlackRock, Inc, BlackRock Financial Management, Inc., BlackRock Institutional Management Corporation, BlackRock Capital Management, Inc., BlackRock(Japan) Inc., BlackRock International, Ltd.,and BlackRock Investments, Inc.; Robert S. Kapito, Vice Chairman and Director, also serves as Vice Chairman of BlackRock, Inc. and Vice Chairman and Director of BlackRock, Inc, BlackRock Financial Management, Inc., BlackRock Institutional Management Corporation, BlackRock Capital Management, Inc., BlackRock(Japan) Inc., BlackRock International, Ltd.,and BlackRock Investments, Inc.; Robert P. Connolly, Managing Director, General Counsel and Secretary, also serves as Managing Director, General Counsel and Secretary of BlackRock, Inc, BlackRock Financial Management, Inc., BlackRock Institutional Management Corporation, BlackRock Capital Management, Inc., BlackRock(Japan) Inc., BlackRock International, Ltd.,and BlackRock Investments, Inc.; Paul L. Audet, Director, also serves and Chief Financial Officer and Managing Director of BlackRock, Inc, BlackRock Financial Management, Inc., BlackRock(Japan) Inc., BlackRock International, Ltd., and BlackRock Investments, Inc. and as Director of BlackRock Institutional Management Corporation and BlackRock Capital Management, Inc.; Keith T. Anderson, Managing Director, also serves as Managing Director of BlackRock, Inc, BlackRock Financial Management, Inc., BlackRock Institutional Management Corporation, BlackRock Capital Management, Inc., BlackRock(Japan) Inc., BlackRock International, Ltd., and BlackRock Investments, Inc.; William J. Wykle, Managing Director, also serves as Managing Director of BlackRock, Inc, BlackRock Financial Management, Inc., BlackRock Institutional Management Corporation and BlackRock Capital Management, Inc.; Bennett W. Golub, Managing Director, also serves as Managing Director of BlackRock, Inc, BlackRock Financial Management, Inc., BlackRock Institutional Management Corporation, and BlackRock Capital Management, Inc.; Laurence J. Carolan, Managing Director & Director, also serves as Managing Director and Director of BlackRock Institutional Management Corporation, BlackRock Capital Management, Inc. and as Managing Director of BlackRock, Inc.; Kevin M. Klingert, Managing Director and Director, also serves as Managing Director and Director of BlackRock Institutional Management Corporation, BlackRock Capital Management, Inc., and Managing Director of BlackRock, Inc.; James P. Moran, Managing Director & Director, also serves as Managing Director & Director of BlackRock Institutional Management Corporation, BlackRock Capital Management, Inc., and BlackRock Investments, Inc. and as Managing Director of BlackRock, Inc.; and Thomas H. Nevin, Managing Director & Director, also serves as Managing Director and Director of BlackRock Institutional Management Corporation and BlackRock Capital Management, Inc., and as Managing Director of BlackRock, Inc.

      W. PIMCO Total Return: Sub-Adviser - Pacific Investment Management Company LLC ("PIMCO")


            PIMCO is located at, 840 Newport Center Drive, Suite 300, Newport Beach CA 92660. Arnold, Tamara J. Executive Vice President, PIMCO and PIMCO Management, Inc; Asay, Michael R. Senior Vice President, PIMCO and PIMCO Management, Inc.; Baker, Brian P. Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (Singapore) Limited; Bass, Shannon Senior Vice President, PIMCO and PIMCO Management, Inc.; Beaumont, Stephen B. Vice President, PIMCO and PIMCO Management, Inc.; Benz, William R. II Managing Director, Executive Committee Member, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Member of PIMCO Partners LLC; Bhansali, Vineer Executive Vice President, PIMCO and PIMCO Management, Inc.; Bishop, Gregory A. Senior Vice President, PIMCO and PIMCO Management, Inc.; Vice President, PIMCO Variable Insurance Trust; Borneleit, Adam Vice President, PIMCO and PIMCO Management, Inc.; Brown, Eric Vice President, PIMCO and PIMCO Management, Inc.; Assistant Treasurer, the Trust, PIMCO Variable Insurance Trust, and PIMCO Commercial Mortgage Securities Trust, Inc.; Brynjolfsson, John
            B. Executive Vice President, PIMCO and PIMCO Management, Inc. Burns,
            R. Wesley Managing Director, PIMCO. Director and Managing Director, PIMCO Management, Inc.; Member of PIMCO Partners LLC. President and Trustee of the Trust and PIMCO Variable Insurance Trust; President and Director of PIMCO Commercial Mortgage Securities Trust, Inc.; Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited; Callin, Sabrina C. Vice President, PIMCO and PIMCO Management, Inc. Clark, Marcia K. Vice President, PIMCO and PIMCO Management, Inc. Conseil, Cyrille Senior Vice President, PIMCO and PIMCO Management, Inc. Cummings, Doug Vice President, PIMCO and PIMCO Management, Inc. Cupps, Wendy W. Executive Vice President, PIMCO and PIMCO Management, Inc. Dada, Suhail Vice President, PIMCO and PIMCO Management, Inc. Dawson, Craig Vice President, PIMCO and PIMCO Management, Inc. Dialynas, Chris Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Member of PIMCO Partners LLC. Dorff, David J. Vice President, PIMCO and PIMCO Management, Inc. Dow, Michael G. Senior Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Dunn, Anita Vice President, PIMCO and PIMCO Management, Inc. Durn, Sandra Senior Vice President, PIMCO and PIMCO Management, Inc. Easterday, Jeri Vice President, PIMCO and PIMCO Management, Inc. El-Erian, Mohamed
            A. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc. Estep, Bret W. Vice President, PIMCO and PIMCO Management, Inc. Ettl, Robert A. Executive Senior Vice President, PIMCO and PIMCO Management, Inc. Evans, Stephanie D. Vice President, PIMCO and PIMCO Management, Inc. Feingold, Andrea S. Executive Vice President, PIMCO and PIMCO Management, Inc. Fisher, Marcellus Vice President, PIMCO and PIMCO Management, Inc. Fitzgerald, Robert M. Chief Financial Officer and Treasurer, PIMCO, PIMCO Management, Inc.,

            Cadence Capital Management, Inc., NFJ Investment Group, NFJ Management, Inc., Parametric Portfolio Associates, Parametric Management Inc., StocksPLUS Management Inc. and PIMCO Funds Distributors LLC; Chief Financial Officer and Assistant Treasurer, Cadence Capital Management; Director, Senior Vice President and Chief Financial Officer, Oppenheimer Group, Inc.; Chief Financial Officer and Senior Vice President, PIMCO Advisors; Chief Financial Officer, PIMCO Global Advisors LLC. Fournier, Joe Vice President, PIMCO and PIMCO Management, Inc. Foulke, Steve A. Senior Vice President, PIMCO and PIMCO Management, Inc. Frisch, Ursula T. Senior Vice President, PIMCO and PIMCO Management, Inc. Garbuzov, Yuri P. Vice President, PIMCO and PIMCO Management, Inc. Gleason, G. Steven Vice President, PIMCO and PIMCO Management, Inc. Goldman, Stephen S. Vice President, PIMCO and PIMCO Management, Inc. Graber, Greg Vice President, PIMCO and PIMCO Management, Inc. Gross, William H. Managing Director and Executive Committee Member, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Director and Vice President, StocksPLUS Management, Inc.; Senior Vice President of the Trust and PIMCO Variable Insurance Trust; Member of Management Board, PIMCO Advisors; Member of PIMCO Partners LLC. Hague, John L. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Member of PIMCO Partners LLC. Hally, Gordon C. Executive Vice President, PIMCO and PIMCO Management, Inc. Hamalainen, Pasi M. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc. Hardaway, John P. Senior Vice President, PIMCO and PIMCO Management, Inc.; Treasurer, the Trust, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Funds: Multi-Manager Series. Harris, Brent R. Managing Director and Executive Committee Member, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Director and Vice President, StocksPLUS Management, Inc.; Trustee and Chairman of the Trust and PIMCO Variable Insurance Trust; Director and Chairman, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of Management Board and Executive Committee, PIMCO Advisors; Member of PIMCO Partners LLC. Hart, Phillip Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Sydney) Limited. Harumi, Kazunori Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Japan) Limited. Hayes, Raymond C. Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Hinman, David C. Executive Vice President, PIMCO and PIMCO Management, Inc. Hodge, Douglas M. Executive Vice President, PIMCO and PIMCO Management, Inc. Holden, Brent L. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc. Holloway, Dwight F., Jr. Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (Europe) Limited. Hudoff, Mark Senior Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Munich) Limited. Hudson, James Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (London) Limited. Isberg, Margaret E. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Senior Vice President of the Trust. Ivascyn, Daniel J. Vice President, PIMCO and PIMCO Management, Inc. Jacobs, Lew W. Senior Vice President, PIMCO and PIMCO Management, Inc. Kelleher III, Thomas J. Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Keller, James M. Executive Vice President, PIMCO and PIMCO Management, Inc. Kendrick, Karen Vice President, PIMCO and PIMCO Management, Inc. Kennedy, Raymond G., Jr. Executive Vice President, PIMCO and PIMCO Management, Inc. Kido, Mashiro Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Japan) Limited. Kiesel, Mark R. Senior Vice President, PIMCO and PIMCO Management, Inc. Kirkbaumer, Steven P. Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Variable Insurance Trust. Koba, Toshio Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Japan) Limited. Lackey, W. M. Reese Vice President, PIMCO and PIMCO Management, Inc. Larsen, Henrik P. Vice President and Manager, Fund Administration, PIMCO. Vice President, the Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Funds: Multi-Manager Series. Lee, David Vice President, PIMCO and PIMCO Management, Inc. Lindgren, Peter Senior Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (London) Limited. Loftus, John S. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Senior Vice President of the Trust; Vice President and Assistant Secretary, StocksPLUS Management, Inc. Lown, David Senior Vice President, PIMCO and PIMCO Management, Inc. Ludwig, Jeff Senior Vice President, PIMCO and PIMCO Management, Inc. Makinoda, Naoto Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Japan) Limited. Mallegol, Andre J. Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Mariappa, Sudesh N. Executive Vice President, PIMCO and PIMCO Management, Inc. Martin, Scott W. Vice President, PIMCO and PIMCO Management, Inc. Martini, Michael E. Senior Vice President, PIMCO and PIMCO Management, Inc. Mather, Scott A. Executive Vice President, PIMCO and PIMCO Management, Inc.; Senior Vice President, PIMCO Commercial Mortgage Securities Trust, Inc. McCray, Mark V. Executive Vice President, PIMCO and PIMCO Management, Inc. McCulley, Paul A. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc. McDevitt, Joseph E. Executive Vice President, PIMCO and PIMCO Management, Inc.; Director and Chief Executive Officer, PIMCO Global Advisors (Europe) Limited. Meiling, Dean S. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited; Member, PIMCO Partners LLC. Metsch, Mark E. Vice President, PIMCO and PIMCO Management, Inc. Mewbourne, Curtis Senior Vice President, PIMCO and PIMCO Management, Inc. Miller, John Vice President, PIMCO and PIMCO Management, Inc. Millimet, Scott Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Mitchell, Gail Vice President, PIMCO and PIMCO Management, Inc. Moll, Jonathan D. Senior Vice President, PIMCO and PIMCO Management, Inc. Monson, Kirsten S. Executive Vice President, PIMCO and PIMCO Management, Inc. Muzzy, James F. Managing Director, PIMCO; Director and Managing Director,

            PIMCO Management, Inc.; Director and Vice President, StocksPLUS Management, Inc.; Senior Vice President, PIMCO Variable Insurance Trust; Member of PIMCO Partners LLC.; Vice President of the Trust. Nercessian, Terry Vice President, PIMCO and PIMCO Management, Inc. Norris, John Vice President, PIMCO and PIMCO Management, Inc. Nguyen, Vinh T. Controller, PIMCO; Vice President and Controller, PIMCO Advisors, Cadence Capital Management, Inc., NFJ Management, Inc., Parametric Management, Inc., StocksPLUS Management, Inc., PIMCO Funds Distributors LLC, PIMCO Management, Inc., PIMCO Global Advisors LLC. O'Connell, Gillian Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (London) Limited. O'Keefe, R. Ian Vice President, PIMCO and PIMCO Management, Inc. Okamura, Shigeki Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Japan) Limited. Ongaro, Douglas J. Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Otterbein, Thomas J. Executive Vice President, PIMCO and PIMCO Management, Inc. Palghat, Kumar N. Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (Australia) Limited. Paulson, Bradley
            W. Senior Vice President, PIMCO and PIMCO Management, Inc. Perez, Keith Vice President, PIMCO and PIMCO Management, Inc. Phansalker, Mohan V. Executive Vice President, Senior Legal Officer and Assistant Secretary, PIMCO and PIMCO Management, Inc.; Vice President and Assistant Secretary, StocksPLUS Management, Inc. Philipp, Elizabeth M. Senior Vice President, PIMCO and PIMCO Management, Inc. Pittman, David J. Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Podlich, William F. III Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Member of Management Board, PIMCO Advisors; Member of PIMCO Partners LLC. Porterfield, Mark Vice President, PIMCO and PIMCO Management, Inc. Powers, William C. Managing Director and Executive Committee Member, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Senior Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of PIMCO Partners LLC. Rappaport, Marcy Vice President, PIMCO and PIMCO Management, Inc. Reimer, Ron Vice President, PIMCO and PIMCO Management, Inc. Reisz, Paul W. Vice President, PIMCO and PIMCO Management, Inc. Repoulis, Yiannis Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (Europe) Limited. Rodgerson, Carol Vice President, PIMCO and PIMCO Management, Inc. Romano, Mark A. Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Roney, Scott L. Senior Vice President, PIMCO and PIMCO Management, Inc.; Director and Chief Executive Officer, PIMCO Global Advisors (Japan) Limited. Rosiak, Jason Vice President, PIMCO and PIMCO Management, Inc. Rowe, Cathy
            T. Vice President, PIMCO and PIMCO Management, Inc. Ruthen, Seth R. Senior Vice President, PIMCO and PIMCO Management, Inc. Sargent, Jeffrey M. Senior Vice President, PIMCO, PIMCO Management, Inc., and the Trust, PIMCO Funds: Multi-Manager Series, PIMCO Variable Insurance Trust, and PIMCO Commercial Mortgage Securities Trust, Inc. Schmider, Ernest L. Managing Director and Secretary, PIMCO; Director, Managing Director and Secretary, PIMCO Management, Inc.; Secretary, PIMCO Partners LLC; Director and Assistant Secretary, StocksPLUS Management, Inc.; Senior Vice President, PIMCO Advisors. Scholey, Leland T. Senior Vice President, PIMCO, PIMCO Management, Inc. and the Trust. Schucking, Ivor Senior Vice President, PIMCO and PIMCO Management, Inc. Schulist, Stephen O. Senior Vice President, PIMCO and PIMCO Management, Inc. Scibisz, Iwona E. Vice President, PIMCO and PIMCO Management, Inc. Seliga, Denise C. Senior Vice President, PIMCO and PIMCO Management, Inc. Sellers, Devin Vice President, PIMCO and PIMCO Management, Inc. Shaler, Tim Vice President, PIMCO and PIMCO Management, Inc. Sheehy, Erica Vice President, PIMCO and PIMCO Management, Inc. Simon, Scott Executive Vice President, PIMCO and PIMCO Management, Inc. Telish, Christine Vice President, PIMCO and PIMCO Management, Inc. Theodore, Kyle, J. Vice President, PIMCO and PIMCO Management, Inc. Thomas, Lee R. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Member PIMCO Partners LLC. Thompson, William S. Jr. Chief Executive Officer, Managing Director and Executive Committee Member, PIMCO; Director, Managing Director and Chief Executive Officer, PIMCO Management, Inc.; Director and President, StocksPLUS Management, Inc.; Senior Vice President of PIMCO Variable Insurance Trust; Vice President of the Trust and PIMCO Commercial Mortgage Securities Trust, Inc.; Member of Management Board and Executive Committee Member, PIMCO Advisors; Member, President and Chief Executive Officer of PIMCO Partners LLC. Thurston, Powell Vice President, PIMCO and PIMCO Management, Inc. Trosky, Benjamin L. Managing Director, PIMCO; Director and Managing Director, PIMCO Management, Inc.; Senior Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of Management Board, PIMCO Advisors; Member of PIMCO Partners LLC. Tyson, Richard E. Senior Vice President, PIMCO and PIMCO Management, Inc. Van de Zilver, Peter A. Vice President, PIMCO and PIMCO Management, Inc. Van Heel, Marc Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (Europe) Limited. Vick, Dave Vice President, PIMCO, PIMCO Management, Inc., and PIMCO Global Advisors (Sydney) Limited. Weil, Richard M. Executive Vice President and Assistant Secretary, PIMCO, PIMCO Management, Inc., Cadence Capital Management, and PIMCO Funds Distributors LLC; General Counsel and Senior Vice President, PIMCO Advisors; Secretary, Cadence Capital Management, Inc. NFJ Management, Inc., Parametric Management, Inc., NFJ Investment Group, Parametric Portfolio Associates, and StocksPLUS Management, Inc.; Vice President, PIMCO Funds: Multi-Manager Series; Senior Vice President, General Counsel and Assistant Secretary, PIMCO Global Advisors LLC; Senior Vice President and Assistant Secretary, PIMCO Global Advisors (Japan) Limited. Willemsen, Mick Vice President, PIMCO and PIMCO Management, Inc.; Assistant Secretary, the Trust, PIMCO Variable Insurance Trust, and PIMCO Commercial Mortgage Securities Trust, Inc. Wilson, John Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (Sydney) Limited. Wilson, Susan Senior Vice President, PIMCO and PIMCO Management, Inc. Wood, George H. Executive Vice President, PIMCO and PIMCO Management, Inc. Wyman, Charles Executive Vice President, PIMCO and PIMCO Management, Inc. Young, David Senior

            Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global Advisors (Europe) Limited. Yu, Cheng-Yuan Vice President, PIMCO and PIMCO Management, Inc. Zhu, Changhong Senior Vice President, PIMCO and PIMCO Management, Inc.


      X. Transamerica Equity, Transamerica U.S. Government Securities, Transamerica Money Market, Transamerica Value Balanced, Transamerica Convertible Securities, Transamerica Small/Mid Cap Value (formerly Dreyfus Small Cap Value) and Transamerica Growth Opportunities:
            Sub-Adviser - Transamerica Investment Management, LLC ("TIM")

            TIM is located at 1150 South Olive Street, Suite 2700, Los Angeles, California 90015. The officers are John R. Kenney, Manager, and is also Chairman, Director and Co-Chief Executive Officer of Great Companies, L.L.C. Larry N. Norman, Manager, and is also Director, AEGON/Transamerica Series Fund, Inc. ("ATSF"), and AEGON/Transamerica Investor Services, Inc; ("ATIS") Director and Chairman, AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), and AEGON/Transamerica Fund Services, Inc. ("ATFS"); and Director and President of AFSG Securities Corporation ("AFSG"). John C. Riazzi, Manager and Chief Executive Officer. Gary U. Rolle, Manager, President and Chief Investment Officer. Brian C. Scott, Manager, and is also Director, President and Chief Executive Officer of ATFA ,ATFS and ATIS; President and Chief Executive Officer, ATSF. Jeffrey
            S. Van Harte, Manager, Senior Vice President and Head of Equities.

      Y     . Select+ Aggressive, Select+ Growth & Income, and Select+
            Conservative: Sub-Adviser - Union Planters Investment Advisors, Inc. ("Union Planters")

            Union Planters is located at 1 South Church Street, Suite 500, Belleville, Illinois 62220. Alan W. Kennebeck, Chairman & Director, also serves as SEVP of Union Planters Corporation; Paul A. Anderson, President & Director, also serves as Chief Investment Officer.

      Z.    Marsico Growth: Sub-Adviser - Banc of America Capital LLC ("BACAP")


            Banc of America Capital Management, LLC ("BACAP LLC"), 101 S. Tryon Street, Charlotte, North Carolina 28255, serves as sub-adviser to IDEX Marsico Growth. Richard M. DeMartini, Manager responsible for supervisory oversight of the investment areas of BACAP LLC, also serves as Director of BACAP Alternative Advisors, Inc., President of the Bank of America Asset Management Group, and Member of the Bank of America Operating Committee and Risk & Capital Committee. Mr. DeMartini has also recently served as Interim President and Interim Chief Executive Officer of BACAP LLC (2003), Interim President of BACAP Advisory Partners, LLC (2003), and Manager of BACAP Distributors, LLC (2003).; Hollis K. (Keith) Winn, President and Manager responsible for supervisory oversight of all non-investment areas of BACAP, LLC, also serves as President and Manager of BACAP Distributors, LLC, President of BACAP Advisory Partners, LLC, and Director of BACAP Alternative Advisors, Inc. Mr. Winn has also recently served as Various to Chief Operating Officer of Banc of America Investment Services, Inc. (2001 to 2003).; Edward David Bedard, Senior Vice President, Managing Director, Chief Administrative Officer, Treasurer and Manager of BACAP LLC, also serves as Chief Operating Officer, Treasurer and Manager of BACAP Advisory Partners, LLC, Director of Banc of America Capital Management (Ireland), Limited, Various to Director, Senior Vice President and Treasurer of BACAP Alternative Advisors, Inc., Various to Senior Vice President, Chief Operating Officer, Chief Financial Officer and Manager of BACAP Distributors, LLC, Manager of BAS Alternative Management, LLC, and Senior Vice President of Bank of America, N.A.; Lori Jane Ensinger, Managing Director of Active Equities, has also recently served as Director of Value Strategies of BACAP LLC (2001 to 2003).; Mary A. Mullin, Compliance Officer of BACAP LLC, also serves as Compliance Officer of BACAP Distributors, LLC, Compliance Officer of BACAP Alternative Advisors, Inc., and Corporate Compliance Executive of Banc of America Capital Management, the asset management division of Bank of America, N.A. Ms. Mullin has also recently served as Various to Managing Director
            - Compliance for Deutsche Asset Management Americas for Deutsche Bank (1997 to 2002).; Andrew J. Stenwall, Various to Managing Director of Cash Investments and Fixed Income Investments of BACAP LLC, also serves as Senior Vice President of Bank of America, N.A.; Peter David Taube, Chief Financial Officer for BACAP LLC, also serves as Treasurer of BACAP Distributors, LLC. Mr. Taube has also recently served as Director and Chief Financial Officer of Fixed Income Division of Americas' of Merrill Lynch (1999 to 2002).; Cesare P. (Phil) Tazza, Chief Operating Officer, Senior Vice President, Managing Director and Manager of BACAP LLC, also serves as Senior Vice President and Manager of BACAP Distributors, LLC, Senior Vice President and Director of BACAP Alternative Advisors, Inc., and Senior Vice President of BACAP Advisory Partners, LLC. Mr. Tazza has also recently served as Global Head Operational Risk Management of Merrill Lynch & Co. (1999 to 2002).; Steven Bruce Young, Managing Director for Asset Allocation, also serves as Senior Market Strategist of BACAP LLC.



      YY. Mercury Relative Value: Sub-Adviser - Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury")

            Mercury is located at 800 Scudders Mill Road, Plainsboro, NJ 08536. Robert C. Doll, President, Chief Investment Officer; Anthony J. Patti, Head - Americas Risk and Performance; Thomas J. Verage, Managing Director, Equity Investments; Brian J. Fullerton, Head of Investments; Kenneth A. Jacob, Co-Head - Tax-Exempt Investments; John M. Loffredo, Co-Head - Tax-Exempt Investments; Brian A. Murdock, First Vice President and Chief Operating Officer of Americas Region; Donald C. Burke, Treasurer; Andrew J. Donahue, Chief Legal Officer; Jay L. Willoughby, CIO - Private Investors; Archie J. Struthers, Head - Managed Account Team of Private Investors.


Item 27. Principal Underwriter

      (a) AFSG Securities Corporation ("AFSG") is the principal underwriter for the Fund. AFSG currently serves as principal underwriter for the separate accounts of other affiliated Insurance Companies.

      (b) Directors and Officers of AFSG:

  NAME AND PRINCIPAL           POSITION AND OFFICES WITH     POSITION AND OFFICES
   BUSINESS ADDRESS                   UNDERWRITER              WITH REGISTRANT
Larry N. Norman          (1)  Director and President       Director

Anne M. Spaes            (1)  Director and Vice President

Lisa Wachendorf          (1)  Director, Chief Compliance   N/A
Compliance                    Officer and Vice President

John K. Carter           (2)  Vice President               Senior Vice President,
                                                           Secretary and General Counsel

Linda Gilmer             (1)  Assistant Treasurer          N/A

William G. Cummings      (2)  Vice President, Controller   N/A
                              and Treasurer

Frank A. Camp            (1)  Secretary                    N/A

Priscilla I. Hechler     (2)  Assistant Vice President     N/A
                              and Assistant Secretary

Thomas R. Moriarty       (2)  Vice President               N/A

Darin D. Smith           (1)  Vice President and           N/A
                              Assistant Secretary

Teresa L. Stolba         (1)  Assistant Compliance         N/A
                              Officer
Emily Bates              (3)  Assistant Treasurer          N/A

Clifton W. Flenniken     (4)  Assistant Treasurer          N/A

4333 Edgewood Road, N.E., Cedar Rapids, IA  52499-0001

(1)   570 Carillon Parkway, St. Petersburg, FL 33716-1202

(2)   400 West Market Street, Louisville, KY 40202

(3)   1111 North Charles Street, Baltimore, MD 21201

Item 28. Location of Accounts and Records.


      The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder are in the possession of AEGON/Transamerica Fund Advisers, Inc. and AEGON/Transamerica Fund Services, Inc. at their offices at 570 Carillon Parkway, St. Petersburg. Florida 33716, or at the offices of the Fund's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston,

      MA 02111.

Item 29. Management Services.

         Not applicable

Item 30. Undertakings.

         Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, AEGON/Transamerica Series Fund, Inc., certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities and Exchange Act of 1933 and has duly caused this Post-Effective Amendment No. 59 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Petersburg, State of Florida, on the 2nd day of March 2004.


                         AEGON/TRANSAMERICA SERIES FUND, INC.




                         By: /s/ John K. Carter
                             ----------------------------------
                             John K. Carter*
                             Senior Vice President, Secretary & General Counsel


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 59 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature and Title                                                 Date
-------------------                                                 ----


/s/ Peter R. Brown                  Chairman & Director           March 1, 2004
----------------------------
Peter R. Brown *

/s/ William W. Short, Jr.           Vice Chairman & Director      March 1, 2004
----------------------------
William W. Short, Jr. *

/s/ Larry N. Norman                 Director                      March 1, 2004
----------------------------
Larry N. Norman*

/s/ Daniel Calabria                 Director                      March 1, 2004
----------------------------
Daniel Calabria *

/s/ Charles C. Harris               Director                      March 1, 2004
----------------------------
Charles C. Harris*

/s/ Janice B. Case                  Director                      March 1, 2004
----------------------------
Janice B. Case*

/s/ Thomas P. O'Neill               Director                      March 1, 2004
----------------------------
Thomas P. O'Neill*

/s/ Russell A. Kimball, Jr.         Director                      March 1, 2004
----------------------------
Russell A. Kimball, Jr. *

/s/ Leo J. Hill                     Director                      March 1, 2004
----------------------------
Leo J. Hill *

/s/ Brian C. Scott                  Director, President &
----------------------------        Chief Executive Officer       March 1, 2004
Brian C. Scott*

/s/ Kim D. Day                      Senior Vice President,
----------------------------        Treasurer & Principal
Kim D. Day*                         Financial Officer             March 1, 2004




/s/ John K. Carter
----------------------------
* Signed by John K. Carter
  as Attorney-in-fact

                             WASHINGTON, D.C. 20549
                       SECURITIES AND EXCHANGE COMMISSION


                               EXHIBITS FILED WITH
                       POST-EFFECTIVE AMENDMENT NO. 59 TO
                            REGISTRATION STATEMENT ON
                                    FORM N-1A


                      AEGON/TRANSAMERICA SERIES FUND, INC.
                             REGISTRATION NO. 33-507

                                  EXHIBIT INDEX

     Exhibit No.                 Description of Exhibit
     -----------                 ----------------------


            To Be Filed By Amendment